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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file
number                              811-04041
-----------------------------------------------------------------

                       GE INVESTMENTS FUNDS, INC.
------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


              3003, SUMMER STREET,STAMFORD, CONNECTICUT, 06904 7900
-------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


GE ASSET MANAGEMENT,3003, SUMMER STREET,STAMFORD,CONNECTICUT,06904 7900
------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant"s telephone number, including area code: 800-242-0134
                                            ----------------------------

Date of fiscal year end: 12/31
                        ---------------------------

Date of reporting period: 12/31/03

                          -------------------------

ITEM 1. REPORTS TO STOCKHOLDERS.
ANNUAL REPORT                       GE INVESTMENTS FUNDS, INC.

DECEMBER 31, 2003

                                    [GE LOGO]

[GE LOGO]

                                                      GE INVESTMENTS FUNDS, INC.
--------------------------------------------------------------------------------


CONTENTS
--------------------------------------------------------------------------------

MANAGER REVIEWS AND SCHEDULES OF INVESTMENTS

     U.S. Equity Fund ....................................................   1

     S&P 500 Index Fund ..................................................   5

     Premier Growth Equity Fund ..........................................  13

     Value Equity Fund ...................................................  16

     Mid-Cap Value Equity Fund ...........................................  20

     Small-Cap Value Equity Fund .........................................  24

     International Equity Fund ...........................................  28

     Income Fund .........................................................  33

     Global Income Fund ..................................................  43

     Total Return Fund ...................................................  47

     Money Market Fund ...................................................  57

     Real Estate Securities Fund .........................................  60

NOTES TO PERFORMANCE .....................................................  63

NOTES TO SCHEDULES OF INVESTMENTS ........................................  64

FINANCIAL STATEMENTS

     Financial Highlights ................................................  65

     Notes to Financial Highlights .......................................  71

     Statements of Assets and Liabilities ................................  72

     Statements of Operations ............................................  74

     Statements of Changes in Net Assets .................................  76

     Notes to Financial Statements .......................................  80

INDEPENDENT AUDITORS' REPORT .............................................  89

TAX INFORMATION ..........................................................  90

ADDITIONAL INFORMATION ...................................................  91

INVESTMENT TEAM ..........................................................  94



This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract's current prospectus and the current prospectus of the Funds available for investments thereunder.

                                                                U.S. EQUITY FUND
--------------------------------------------------------------------------------

  Q&A

Q. HOW DID THE U.S. EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED DECEMBER 31, 2003?

A. The U.S. Equity Fund advanced 23.28% for the twelve-month period, while the S&P 500 benchmark advanced 28.73%. Our Lipper peer group of 219 Large Cap Core funds returned 26.43% for the same period.

Q. WHY DID THE FUND UNDERPERFORM ITS BENCHMARK FOR THE ONE-YEAR PERIOD ENDED DECEMBER 31, 2003?

A. Information Technology and Health Care stock selection were the main drivers of underperformance over the twelve months ended December 31, 2003. Despite a slight overweight in technology, almost half of the relative underperformance for the year is due to stock selection in this sector. Many of the smaller capitalization, more speculative, higher priced stocks did well over the year as investors discounted negative earnings and poor fundamentals in the hopes of catching the bounce off the bottom with these stocks. Conversely, higher quality, larger capitalization companies lagged in terms of performance over the year. In Health Care, negative news flow around dwindling product pipelines and onerous drug pricing legislation plagued the pharmaceutical stocks all year causing them to lag the market. In addition, several health care provider and equipment stocks that we owned in the portfolio suffered over the period.

Q.  WHICH STOCKS IN PARTICULAR HURT PERFORMANCE IN THE TECHNOLOGY SECTOR?

A. Within the Technology sector, Software, Communications Equipment, IT Services, Semiconductors, and Computers & Peripherals were the largest detractors. Software holdings such as Intuit (+13%), and Oracle (+22.5%) could not keep pace with peers such as Veritas (+134%), Computer Associates (+103%), Novell (+215%), and Siebel (+88%). Benchmark Communications equipment companies were up strongly in 2003, advancing 78%, and while our lone position in the industry was Cisco (+85%), we were underweight the industry due to poor visibility on fundamentals and this hurt relative performance. Many of the companies in this industry were smaller capitalization, more speculative companies such as Corning (+215%), Lucent (+125%), and Avaya (+428%), however, investors chose to bid these issues up in the hopes of catching the bottom of a progressing earnings recovery. The IT Services group advanced 17%, and while our portfolio holdings advanced 16%, it was not enough. Automatic Data has had a history of posting double-digit earnings but its growth prospects have been declining over the past year and we are assessing our stance on this investment in light of performance. Semiconductors rallied significantly in 2003, with the benchmark industry up over 93% for the year. While we were cautious due to valuations and maintained a slight underweight, our portfolio holdings returned 91%, which was not enough to help relative returns. An underweight in Intel (+107%), and not owning Texas Instruments (+97%), Xilinx (+88%), Broadcom (+126%) and other smaller capitalization, more speculative companies hurt performance. Computers & Peripherals advanced more than 31% for the benchmark and our portfolio holdings advanced 24% and we were underweight the industry. For the most part, not owning stocks such as Network Appliance (+104%), and NCR Corp (+63%) hurt performance, whereas our holdings in IBM (+21%) and Dell (+27%) helped performance. Technology earnings should continue to benefit from a good economic recovery, signs of increased capital expenditure, and an improving PC cycle; however, valuations continue to be at the high end of historical levels, so cautious optimism is prudent.

Q.  WHICH STOCKS IN PARTICULAR HURT PERFORMANCE IN THE HEALTH CARE SECTOR?

A. Health Care relative underperformance for the year was primarily due to lagging stock performance in the health care provider and health care equipment industries. Health care providers Cardinal Health (+3.5%), Lincare (-4.9%), and our underweight Cigna (+44%) hurt performance. Health care equipment providers were up 32% for the benchmark, however, not owning many of these stocks hurt performance, as portfolio holdings were up only 16%. Not owning Boston Scientific (+73%), Guidant (+96%), or Zimmer (+70%) hurt performance. Pharmaceuticals lagged the market and, while our portfolio holdings kept pace with the benchmark holdings, the relative underperformance of the industry versus the market detracted from performance. In addition, having virtually no weight in biotechnology did not help as the industry posted gains of almost 27% for the year.

Q.  WERE THERE ANY MARKET TRENDS THAT CONTRIBUTED TO UNDERPERFORMANCE?

A. Yes. Many of the stocks that helped fuel the gains in the market were on average smaller in market capitalization, had higher expected growth rates, and were more expensive in terms of P/E ratio--companies losing money posted some of the best returns in 2003. This trend was evident starting in the second quarter as the market began to rally after the Iraq War was declared over. Interestingly, investor's penchant for investing in these stocks created a "quality" schism in the market. For example, larger capitalization companies were overlooked for smaller, expensive, risky stocks. Stocks with a beta greater than 2.0 (risky) were up 80% for the year 2003, whereas less risky stocks, that is, stocks with betas less than 2.0, were up a mere 25%--underperforming the S&P 500 by almost 4%! In addition, stocks with P/E ratios greater than 50, and those with a negative PE, advanced 72% for 2003, whereas stocks with P/E ratios less than 50 were up only 27%--again underperforming the S&P 500. If you classified stocks by S&P ratings (A, B, C, or N/A) where A is the highest quality and N/A is not available or not rated, the C's and N/A companies were up 44% and 41%, respectively, whereas the A's and B's were up only 24% and 32%, respectively. While this trend was challenging in 2003, many of these stocks have poor fundamentals and market history suggests that it is difficult to consistently post positive relative returns with this strategy.

                                                                U.S. EQUITY FUND
--------------------------------------------------------------------------------


CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE CHART OMITTED, PLOT POINTS FOLLOWS]

                        U.S. Equity Fund                                S&P 500
1/3/95                      $10,000                                     $10,000
12/95                        13,558                                      13,749
12/96                        16,502                                      16,928
12/97                        21,805                                      22,563
12/98                        26,910                                      29,038
12/99                        32,187                                      35,155
12/00                        31,997                                      31,927
12/01                        29,286                                      28,124
12/02                        23,644                                      21,908
12/03                        29,148                                      28,202



AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------
                                 ONE       FIVE       SINCE
                                YEAR       YEAR     INCEPTION
--------------------------------------------------------------------------------
U.S. Equity Fund                 23.28%       1.61%    12.63%
--------------------------------------------------------------------------------
S&P 500                          28.73%      -0.58%    12.21%
--------------------------------------------------------------------------------
Lipper peer group average*       26.43%      -1.22%     N/A
--------------------------------------------------------------------------------
Inception date                   1/3/95
--------------------------------------------------------------------------------


INVESTMENT PROFILE

A fund designed for investors who seek long-term growth of capital by investing primarily in equity securities of U.S. companies.




TOP TEN HOLDINGS
AS OF DECEMBER 31, 2003
as a % of Market Value
--------------------------------------------------------------------------------
  Citigroup Inc.                                         4.45%
--------------------------------------------------------------------------------
  Pfizer Inc.                                            4.14%
--------------------------------------------------------------------------------
  American International Group Inc.                      3.36%
--------------------------------------------------------------------------------
  Microsoft Corp.                                        3.05%
--------------------------------------------------------------------------------
  Exxon Mobil Corp.                                      2.90%
--------------------------------------------------------------------------------
  First Data Corp.                                       2.76%
--------------------------------------------------------------------------------
  Federal National Mortgage Assoc.                       2.51%
--------------------------------------------------------------------------------
  Johnson & Johnson                                      2.22%
--------------------------------------------------------------------------------
  Liberty Media Corp. (Series A)                         2.05%
--------------------------------------------------------------------------------
  PepsiCo Inc.                                           1.92%
--------------------------------------------------------------------------------





PORTFOLIO COMPOSITION
AS OF DECEMBER 31, 2003
as a % of Market Value
--------------------------------------------------------------------------------


Market Value of $118,898 (in thousands)





[PIE CHART OMITTED, PLOT FOLLOWS]




Financial                          23.1%
Information Technology             17.9%
Healthcare                         13.2%
Consumer Discretionary             12.0%
Industrials                         8.9%
Consumer Staples                    8.3%
Energy                              6.9%
Telecommunication Services          3.2%
Materials                           2.9%
Short-Term                          2.1%
Utilities                           1.5%







* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED IN THE LARGE CAP CORE PEER GROUP CONSISTING OF 219 AND 108 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

  SEE NOTES TO PERFORMANCE ON PAGE 63 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES.

  PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES.

                                                                U.S. EQUITY FUND

                                       SCHEDULE OF INVESTMENTS December 31, 2003
--------------------------------------------------------------------------------

U.S. EQUITY FUND

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------

COMMON STOCK -- 101.9%+
--------------------------------------------------------------


CONSUMER-DISCRETIONARY -- 12.5%

Carnival Corp. ...................    28,305  $  1,124,558
Catalina Marketing Corp. .........    10,126       204,140(a)
Comcast Corp. (Class A Special) ..    72,838     2,278,373(a)
Comcast Corp. (Class A) ..........     6,181       203,169(a)
Walt Disney Co. ..................    10,959       255,673
eBay Inc. ........................     2,997       193,576(a)
Gannett Co Inc. ..................     2,061       183,759
Harley-Davidson Inc. .............     7,303       347,112
Home Depot Inc. ..................    60,007     2,129,648
InterActiveCorp. .................     1,967        66,740(a)
Liberty Media Corp. (Series A) ...   205,117     2,438,841(a,h)
Lowe's Cos. Inc. .................     3,371       186,720
Omnicom Group ....................     4,057       354,298
Target Corp. .....................    45,167     1,734,413
Time Warner Inc. .................    37,740       678,943(a)
UnitedGlobalCom Inc. (Class A) ...     2,622        22,235(a,l)
Viacom Inc. (Class B) ............    41,174     1,827,302
                                                14,229,500

CONSUMER-STAPLES -- 8.6%

Altria Group Inc. ................     3,745       203,803
Anheuser-Busch Cos. Inc. .........    11,794       621,308
Avon Products Inc. ...............     1,685       113,721
Clorox Co. .......................    21,134     1,026,267
Colgate-Palmolive Co. ............    24,342     1,218,317
General Mills Inc. ...............    11,292       511,528
Kimberly-Clark Corp. .............    16,606       981,248
PepsiCo Inc. .....................    49,062     2,287,270
Procter & Gamble Co. .............     8,586       857,570
Sara Lee Corp. ...................     8,896       193,132
Sysco Corp. ......................     2,277        84,773
Wal-Mart Stores Inc. .............    33,306     1,766,883
                                                 9,865,820

ENERGY -- 7.2%

Baker Hughes Inc. ................     7,773       249,980
BP PLC. ADR ......................     4,235       208,997
Burlington Resources Inc. ........    17,898       991,191
Conoco Phillips ..................    17,455     1,144,524
Devon Energy Corp. ...............     2,159       123,624
EnCana Corp. .....................    15,473       610,255
Exxon Mobil Corp. ................    83,972     3,442,852(h)
Nabors Industries Ltd. ...........    11,794       489,451(a)
Schlumberger Ltd. ................    18,210       996,451
                                                 8,257,325


                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------
FINANCIAL -- 24.0%

AFLAC Inc. .......................     8,241  $    298,159
Allstate Corp. ...................    19,281       829,469
American Express Co. .............    25,512     1,230,444(h)
American International
   Group Inc. ....................    60,284     3,995,623
Bank of America Corp. ............    12,190       980,442(h)
Bank of New York Co Inc.. ........     5,692       188,519
Bank One Corp. ...................     7,359       335,497
Berkshire Hathaway Inc.
   (Class B) .....................       211       593,965(a)
Citigroup Inc. ...................   109,003     5,291,006(h)
Federal Home Loan
   Mortgage Corp. ................     6,416       374,181
Federal National Mortgage Assoc.                    39,7292,982,059
FleetBoston Financial Corp. ......     8,680       378,882
Goldman Sachs Group Inc. .........     1,817       179,392
Hartford Financial Services
   Group Inc. ....................     9,435       556,948
JP Morgan Chase & Co. ............    12,737       467,830
Lincoln National Corp. ...........     8,775       354,247
Marsh & McLennan Cos. Inc. .......    29,532     1,414,287
Mellon Financial Corp. ...........    30,381       975,534
Morgan Stanley ...................    11,133       644,267
Prudential Financial Inc. ........     7,925       331,027
SLM Corp. ........................    12,266       462,183
State Street Corp. ...............    30,664     1,596,981(e)
Travelers Property Casualty Corp.
   (Class B) .....................     8,616       146,213
US BanCorp. ......................    30,003       893,489
Wachovia Corp. ...................    17,549       817,608
Wells Fargo & Co. ................    18,870     1,111,254
                                                27,429,506

HEALTHCARE -- 13.7%

Abbott Laboratories ..............    35,853     1,670,750(h)
Amgen Inc. .......................     3,184       196,771(a)
Cardinal Health Inc. .............    29,815     1,823,485
Cigna Corp. ......................     2,341       134,607
DENTSPLY International Inc. ......     9,435       426,179
HCA Inc. .........................     2,622       112,641
Johnson & Johnson ................    51,157     2,642,771
Lincare Holdings Inc. ............    24,908       747,987(a)
Merck & Co Inc. ..................     9,813       453,361
Pfizer Inc. ......................   139,355     4,923,412
UnitedHealth Group Inc. ..........     6,699       389,748
WebMD Corp. ......................     5,432        48,834(a,l)
Wyeth ............................    48,628     2,064,259
                                                15,634,805

INDUSTRIALS -- 9.3%

Burlington Northern
   Santa Fe Corp. ................    12,266       396,805
Danaher Corp. ....................     7,191       659,774
Deere & Co. ......................    11,511       748,790




------------
See Notes to Schedules of Investments on page 64 and Notes to Financial Statements.

                                                                U.S. EQUITY FUND

                                       SCHEDULE OF INVESTMENTS December 31, 2003
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------

Dover Corp. ......................    25,097  $    997,606(h)
Eaton Corp. ......................     3,114       336,250
Emerson Electric Co. .............     3,746       242,553
Equifax Inc. .....................    17,927       439,212
General Dynamics Corp. ...........     7,548       682,264
Lockheed Martin Corp. ............    12,266       630,472
Northrop Grumman Corp. ...........     6,133       586,315
Pitney Bowes Inc. ................     7,867       319,558
Raytheon Co. .....................     5,618       168,765
3M Co. ...........................     9,322       792,650
Union Pacific Corp. ..............     9,718       675,207
United Technologies Corp. ........    23,554     2,232,213
Waste Management Inc. ............    22,644       670,262
                                                10,578,696

INFORMATION TECHNOLOGY -- 18.7%

Analog Devices Inc. ..............    26,324     1,201,691(a)
Applied Materials Inc. ...........    35,570       798,547(a,h)
Automatic Data Processing Inc. ...    17,832       706,326
BMC Software Inc. ................    18,964       353,679(a)
Certegy Inc. .....................    17,953       588,858
Cisco Systems Inc. ...............    78,971     1,918,206(a)
Dell Inc. ........................    35,287     1,198,347(a)
EMC Corp. ........................     5,713        73,812(a)
First Data Corp. .................    79,749     3,276,886
Hewlett-Packard Co. ..............     6,743       154,887
Intel Corp. ......................    58,214     1,874,491
International Business
   Machines Corp. ................    16,040     1,486,587
Intuit Inc. ......................    24,908     1,317,882(a)
Microsoft Corp. ..................   131,524     3,622,171
Molex Inc. (Class A) .............    32,079       941,839
Oracle Corp. .....................    79,065     1,043,658(a)
Paychex Inc. .....................     3,278       121,942
Unisys Corp. .....................    31,513       467,968(a)
Yahoo! Inc. ......................     3,559       160,760(a)
                                                21,308,537

MATERIALS -- 3.0%

Alcoa Inc. .......................    13,209       501,942
Barrick Gold Corp. ...............    16,040       364,268
EI Du Pont de Nemours & Co. ......     3,746       171,904
Newmont Mining Corp. .............    13,586       660,415
Praxair Inc. .....................    20,682       790,052
Rohm & Haas Co. ..................     9,435       402,969
Weyerhaeuser Co. .................     8,869       567,616
                                                 3,459,166


                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------

TELECOMMUNICATION SERVICES -- 3.3%

AT&T Corp. .......................    13,111  $    266,153
SBC Communications Inc. ..........    21,701       565,745
Verizon Communications Inc. ......    31,136     1,092,251(h)
Vodafone Group PLC. ADR ..........    74,348     1,861,674(l)
                                                 3,785,823

UTILITIES -- 1.6%

Dominion Resources Inc. ..........    13,016       830,811
Entergy Corp. ....................     7,171       409,679
Exelon Corp. .....................     8,492       563,529
                                                 1,804,019

TOTAL INVESTMENTS IN SECURITIES
   (COST $ 104,977,433) ..........             116,353,197



--------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.2%
--------------------------------------------------------------

GEI Short-Term
   Investment Fund ............... 2,148,856     2,148,856(j)
State Street Navigator Securities
   Lending Prime Portfolio .......   396,356       396,356(e,m)

TOTAL SHORT-TERM INVESTMENTS
   (COST $2,545,212) .............               2,545,212


LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET (4.1)% ....................              (4,775,433)
                                              ------------

NET ASSETS-- 100%                             $114,122,976
                                              ============



--------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------

The U.S. Equity Fund had the following long futures contracts open at December 31, 2003:

                             NUMBER     CURRENT
               EXPIRATION      OF      NOTIONAL   UNREALIZED
DESCRIPTION       DATE      CONTRACTS    VALUE   APPRECIATION
--------------------------------------------------------------

S&P 500       March 2004        1      $277,650      $900




------------
See Notes to Schedules of Investments on page 64 and Notes to Financial Statements.

                                                              S&P 500 INDEX FUND
--------------------------------------------------------------------------------


Q&A

Q. HOW DID THE S&P 500 FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2003?

A. The S&P 500 Fund had a return of 28.27% for the twelve-month period ended December 31, 2003, while the S&P 500 Index returned 28.73%. Our Lipper peer group of 53 S&P 500 Index Objective funds returned 28.01% for the same period.

Q.  WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. The past year turned out to be quite a strong one for the U.S. equity market. The successful completion of major combat operations in Iraq, the new tax laws out of Washington, more monetary stimulus from the Fed, and better than expected corporate earnings, all helped bring back investors' confidence somewhat and lifted the S&P 500 Index to its first positive return year since 1999.

Q.  WHAT INVESTMENT STRATEGIES AND TECHNIQUES BY THE FUND IMPACTED PERFORMANCE?

A. We are utilizing a full replication strategy to manage the GE Investments S&P 500 Fund. With this strategy, all 500 constituents of the S&P 500 Index are owned by the Fund in the approximate capitalization weight of the Index. Cash is generally held to less than 5% of the total portfolio value, and is equitized using S&P 500 Index futures contracts. This methodology has provided consistent tracking.

Q.  WHICH STOCKS/SECTORS HAVE YOU LIKED?

A. By utilizing a passive, full replication investment style, the Fund owns the same stocks and sectors in approximately the same weights as the S&P 500 Index. As of December 31, 2003, the four largest sectors in the S&P 500 Index were Financials (20.7%), Information Technology (17.7%), Health Care (13.3%) and Consumer Discretionary (11.3%).

Q.  WHY DID THE FUND UNDERPERFORM ITS BENCHMARK?

A. The Fund under performed its benchmark due to the impact of investment of Fund cash flows and Fund fees and expenses.

Q.  WHICH STOCKS/SECTORS HAVE PERFORMED WELL? WHICH HAVE NOT PERFORMED WELL?

A. The top five returning stocks for the last twelve months were Avaya (+428%), Williams Cos. (+265%), Dynegy (+262%), PMC-Sierra Inc (+261%), and Novell (+215%). The bottom five returning stocks for the last year were Winn Dixie Stores (-33%), Eastman Kodak (-23%), Newell Rubbermaid (-22%), Kohls Corp (-19%), and Schering Plough (-19%). The highest returning sectors for the last twelve months were Information Technology (+46%) and Consumer Discretionary (+36%). The lowest returning sectors were Telecommunications Services (+3%) and Consumer Staples (+9%).

                                                              S&P 500 INDEX FUND
--------------------------------------------------------------------------------


CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE CHART OMITTED, PLOT POINTS FOLLOWS]

                       S&P 500 Index Fund                S&P 500
12/93                       $10,000                      $10,000
12/94                         9,992                       10,130
12/95                        13,604                       13,929
12/96                        16,938                       17,148
12/97                        22,075                       22,856
12/98                        28,309                       29,416
12/99                        34,144                       35,613
12/00                        30,926                       32,342
12/01                        27,132                       28,490
12/02                        21,064                       22,193
12/03                        27,019                       28,569



AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------
                                  ONE         FIVE      TEN
                                  YEAR        YEAR      YEAR
--------------------------------------------------------------------------------
S&P 500 Index Fund                28.27%     -0.93%    10.45%
--------------------------------------------------------------------------------
S&P 500                           28.73%     -0.58%    11.07%
--------------------------------------------------------------------------------
Lipper peer group average*        28.01%     -0.93%    10.69%
--------------------------------------------------------------------------------
Inception date                    4/15/85
--------------------------------------------------------------------------------


INVESTMENT PROFILE

A fund designed for investors who seek growth of capital and accumulation of income that corresponds to the investment return of the Standard & Poor's 500 Composite Stock Price Index by investing primarily in equity securities of companies contained in that Index.




TOP TEN HOLDINGS
AS OF DECEMBER 31, 2003
as a % of Market Value
--------------------------------------------------------------
  General Electric Co.                                   2.92%
--------------------------------------------------------------
  Microsoft Corp.                                        2.79%
--------------------------------------------------------------
  Exxon Mobil Corp.                                      2.54%
--------------------------------------------------------------
  Pfizer Inc.                                            2.53%
--------------------------------------------------------------
  Citigroup Inc.                                         2.35%
--------------------------------------------------------------
  Wal-Mart Stores Inc.                                   2.15%
--------------------------------------------------------------
  Intel Corp.                                            1.97%
--------------------------------------------------------------
  American International Group Inc.                      1.62%
--------------------------------------------------------------
  Cisco Systems Inc.                                     1.57%
--------------------------------------------------------------
  International Business Machines Corp.                  1.50%
--------------------------------------------------------------



PORTFOLIO COMPOSITION
AS OF DECEMBER 31, 2003
as a % of Market Value
--------------------------------------------------------------------------------

Market Value of $595,871 (in thousands)

[PIE CHART OMITTED, PLOT POINTS FOLLOWS]

Financial                        20.0%
Information Technology           17.1%
Healthcare                       12.9%
Consumer Discretionary           10.9%
Consumer Staples                 10.6%
Industrials                      10.5%
Energy                            5.6%
Short Term                        3.5%
Telecommunication Services        3.3%
Materials                         2.9%
Utilities                         2.7%



* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED IN THE S&P 500 INDEX OBJECTIVE PEER GROUP CONSISTING OF 53, 30, AND 16 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

  SEE NOTES TO PERFORMANCE ON PAGE 63 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES.

  PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES.

                                                              S&P 500 INDEX FUND

                                       SCHEDULE OF INVESTMENTS December 31, 2003
--------------------------------------------------------------------------------

S&P 500 INDEX FUND

                                      NUMBER
                                   OF SHARES         VALUE
---------------------------------------------------------------



COMMON STOCK -- 96.3%+
---------------------------------------------------------------

CONSUMER-DISCRETIONARY -- 10.9%

American Greetings (Class A) .....     3,517   $    76,917(a)
Autonation Inc. ..................    15,100       277,387(a)
Autozone Inc. ....................     5,044       429,799(a)
Bed Bath & Beyond Inc. ...........    16,400       710,940(a)
Best Buy Co Inc. .................    18,100       945,544
Big Lots Inc. ....................     6,600        93,786(a)
Black & Decker Corp. .............     4,307       212,421
Boise Cascade Corp. ..............     4,723       155,198
Brunswick Corp. ..................     5,068       161,314
Carnival Corp. ...................    35,400     1,406,442
Centex Corp. .....................     3,360       361,704
Circuit City Stores Inc. .........    11,226       113,719
Clear Channel
   Communications Inc. ...........    34,200     1,601,586
Comcast Corp. (Class A) ..........   125,539     4,126,467(a)
Cooper Tire & Rubber Co. .........     4,223        90,287
Dana Corp. .......................     8,441       154,892
Darden Restaurants Inc. ..........     9,429       198,386
Delphi Corp. .....................    30,258       308,934
Dillard's Inc. (Class A) .........     4,795        78,925
Dollar General Corp. .............    18,091       379,730
Dow Jones & Co. Inc. .............     4,442       221,434
Eastman Kodak Co. ................    15,875       407,511
eBay Inc. ........................    36,300     2,344,617(a)
Family Dollar Stores Inc. ........     9,300       333,684
Federated Department Stores ......    10,304       485,628
Ford Motor Co. ...................   103,099     1,649,584
Fortune Brands Inc. ..............     8,041       574,851
Gannett Co Inc. ..................    15,208     1,355,945
Gap Inc. .........................    49,918     1,158,596
General Motors Corp. .............    31,247     1,668,590
Genuine Parts Co. ................     9,996       331,867
Goodyear Tire & Rubber Co. .......     9,419        74,033(a)
Harley-Davidson Inc. .............    16,900       803,257
Harrah's Entertainment Inc. ......     6,235       310,316
Hasbro Inc. ......................     9,396       199,947
Hilton Hotels Corp. ..............    21,088       361,237
Home Depot Inc. ..................   127,118     4,511,418
International Game Technology ....    19,600       699,720
Interpublic Group of Cos. Inc. ...    22,030       343,668(a)
JC Penney Co. Inc. Holding Co. ...    14,887       391,230
Johnson Controls Inc. ............     5,041       585,361
Jones Apparel Group Inc. .........     7,100       250,133
KB Home ..........................     2,580       187,102
Knight-Ridder Inc. ...............     4,600       355,902
Kohl's Corp. .....................    19,000       853,860(a)
Leggett & Platt Inc. .............    10,300       222,789
Liz Claiborne Inc. ...............     5,830       206,732

                                      NUMBER
                                   OF SHARES         VALUE
---------------------------------------------------------------
Lowe's Cos. Inc. .................    43,728  $  2,422,094
Ltd Brands .......................    29,536       532,534
Marriott International Inc.
   (Class A) .....................    13,022       601,616
Mattel Inc. ......................    24,651       475,025
May Department Stores Co. ........    16,284       473,376
Maytag Corp. .....................     4,395       122,401
McDonald's Corp. .................    71,234     1,768,740
McGraw-Hill Cos. Inc. ............    10,770       753,038
Meredith Corp. ...................     2,598       126,808
New York Times Co. (Class A) .....     8,188       391,304
Newell Rubbermaid Inc. ...........    15,356       349,656
Nike Inc. (Class B) ..............    14,704     1,006,636
Nordstrom Inc. ...................     7,392       253,545
Office Depot Inc. ................    17,300       289,083(a)
Omnicom Group ....................    10,700       934,431
Pulte Homes Inc. .................     3,422       320,368
RadioShack Corp. .................     9,456       290,110
Reebok International Ltd. ........     3,330       130,936
Sears Roebuck and Co. ............    13,945       634,358
Sherwin-Williams Co. .............     8,163       283,582
Snap-On Inc. .....................     3,309       106,682
Stanley Works ....................     4,926       186,547
Staples Inc. .....................    27,600       753,480(a)
Starbucks Corp. ..................    21,700       717,402(a)
Starwood Hotels & Resorts
   Worldwide Inc.
   (Class B) (REIT) ..............    11,300       406,461
Target Corp. .....................    50,852     1,952,717
Tiffany & Co. ....................     7,900       357,080
Time Warner Inc. .................   252,414     4,540,928(a)
TJX Cos. Inc. ....................    28,380       625,779
Toys R US Inc. ...................    11,935       150,858(a)
Tribune Co. ......................    17,418       898,769
Tupperware Corp. .................     3,128        54,239
Univision Communications Inc.
   (Class A) .....................    18,100       718,389(a)
VF Corp. .........................     6,202       268,174
Viacom Inc. (Class B) ............    98,207     4,358,426
Visteon Corp. ....................     7,486        77,929
Walt Disney Co. ..................   114,237     2,665,149
Wendy's International Inc. .......     6,331       248,428
Whirlpool Corp. ..................     3,709       269,459
Yum! Brands Inc. .................    16,422       564,917(a)
                                                64,854,844

CONSUMER-STAPLES -- 10.6%

Adolph Coors Co. (Class B) .......     2,065       115,846
Alberto-Culver Co. (Class B) .....     3,133       197,630
Albertson's Inc. .................    20,661       467,972
Altria Group Inc. ................   113,479     6,175,527
Anheuser-Busch Cos. Inc. .........    46,308     2,439,505
Archer-Daniels-Midland Co. .......    35,786       544,663
Avon Products Inc. ...............    13,164       888,438
Brown-Forman Corp. (Class B) .....     3,429       320,440
Campbell Soup Co. ................    22,976       615,757


-----------
See Notes to Schedules of Investments on page 64 and Notes to Financial Statements.

                                                              S&P 500 INDEX FUND

                                       SCHEDULE OF INVESTMENTS December 31, 2003
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES         VALUE
---------------------------------------------------------------
Clorox Co. .......................    11,884  $    577,087
Coca-Cola Co. ....................   137,351     6,970,563
Coca-Cola Enterprises Inc. .......    25,300       553,311
Colgate-Palmolive Co. ............    30,172     1,510,109
ConAgra Foods Inc. ...............    29,868       788,217
Costco Wholesale Corp. ...........    25,566       950,544(a)
CVS Corp. ........................    22,156       800,275
General Mills Inc. ...............    20,722       938,707
Gillette Co. .....................    56,666     2,081,342
Hershey Foods Corp. ..............     7,392       569,110
HJ Heinz Co. .....................    19,497       710,276
Kellogg Co. ......................    22,590       860,227
Kimberly-Clark Corp. .............    28,436     1,680,283
Kroger Co. .......................    42,530       787,230(a)
McCormick & Co Inc. ..............     8,000       240,800
Pepsi Bottling Group Inc. ........    14,700       355,446
PepsiCo Inc. .....................    96,474     4,497,618
Procter & Gamble Co. .............    72,488     7,240,101
RJ Reynolds Tobacco
   Holdings Inc. .................     4,900       284,935
Safeway Inc. .....................    24,900       545,559(a)
Sara Lee Corp. ...................    43,257       939,109
Supervalu Inc. ...................     7,600       217,284
Sysco Corp. ......................    36,344     1,353,087
UST Inc. .........................     9,379       334,737
Walgreen Co. .....................    57,200     2,080,936
Wal-Mart Stores Inc. .............   241,724    12,823,458
Winn-Dixie Stores Inc. ...........     7,740        77,013
WM Wrigley Jr. Co. ...............    12,668       712,068
                                                63,245,210

ENERGY -- 5.6%

Amerada Hess Corp. ...............     4,890       260,001
Anadarko Petroleum Corp. .........    13,928       710,467
Apache Corp. .....................     9,174       744,011
Ashland Inc. .....................     3,907       172,142
Baker Hughes Inc. ................    19,050       612,648
BJ Services Co. ..................     8,600       308,740(a)
Burlington Resources Inc. ........    11,241       622,527
ChevronTexaco Corp. ..............    59,516     5,141,587
Conoco Phillips ..................    37,921     2,486,480
Devon Energy Corp. ...............    13,096       749,877
EOG Resources Inc. ...............     6,200       286,254
Exxon Mobil Corp. ................   369,124    15,134,084
Halliburton Co. ..................    24,360       633,360
Kerr-McGee Corp. .................     5,501       255,741
Marathon Oil Corp. ...............    17,692       585,428
Nabors Industries Ltd. ...........     8,300       344,450(a)
Noble Corp. ......................     7,600       271,928(a)
Occidental Petroleum Corp. .......    21,310       900,134
Rowan Cos. Inc. ..................     5,177       119,951(a)
Schlumberger Ltd. ................    32,754     1,792,299
Sunoco Inc. ......................     4,188       214,216
Transocean Inc. ..................    18,266       438,567(a)
Unocal Corp. .....................    14,438       531,752
                                                33,316,644

                                      NUMBER
                                   OF SHARES         VALUE
---------------------------------------------------------------
FINANCIAL -- 19.9%

ACE Ltd. .........................    15,700  $    650,294
AFLAC Inc. .......................    28,400     1,027,512
Allstate Corp. ...................    39,376     1,693,956
AMBAC Financial Group Inc. .......     6,000       416,340
American Express Co. .............    71,722     3,459,152
American International
   Group Inc. ....................   145,709     9,657,593
AmSouth BanCorp. .................    19,550       478,975
AON Corp. ........................    17,536       419,812
Apartment Investment &
   Management Co.
   (Class A) (REIT) ..............     5,400       186,300
Bank of America Corp. ............    83,540     6,719,122
Bank of New York Co Inc.. ........    42,910     1,421,179
Bank One Corp. ...................    63,327     2,887,078
BB&T Corp. .......................    30,800     1,190,112
Bear Stearns Cos. Inc. ...........     5,569       445,242
Capital One Financial Corp. ......    12,700       778,383
Charles Schwab Corp. .............    75,111       889,314
Charter One Financial Inc. .......    12,787       441,791
Chubb Corp. ......................    10,497       714,846
Cincinnati Financial Corp. .......     9,000       376,920
Citigroup Inc. ...................   288,376    13,997,771
Comerica Inc. ....................     9,856       552,527
Countrywide Financial Corp. ......    10,133       768,613
Equity Office Properties
   Trust (REIT) ..................    22,700       650,355
Equity Residential (REIT) ........    15,100       445,601
Federal Home Loan
   Mortgage Corp. ................    38,665     2,254,943
Federal National
   Mortgage Assoc. ...............    54,276     4,073,957
Federated Investors Inc.
   (Class B) .....................     6,200       182,032
Fifth Third BanCorp. .............    31,816     1,880,326
First Tennessee National Corp. ...     7,100       313,110
FleetBoston Financial Corp. ......    59,022     2,576,310
Franklin Resources Inc. ..........    14,200       739,252
Golden West Financial Corp. ......     8,465       873,503
Goldman Sachs Group Inc. .........    26,600     2,626,218
Hartford Financial Services
   Group Inc. ....................    15,804       932,910
Huntington Bancshares Inc. .......    12,734       286,515
Janus Capital Group Inc. .........    13,400       219,894
Jefferson-Pilot Corp. ............     7,723       391,170
John Hancock Financial
   Services Inc. .................    16,100       603,750
JP Morgan Chase & Co. ............   113,637     4,173,887
KeyCorp. .........................    23,528       689,841
Lehman Brothers Holdings Inc. ....    15,300     1,181,466
Lincoln National Corp. ...........    10,012       404,184
Loews Corp. ......................    10,432       515,862
Marsh & McLennan Cos. Inc. .......    30,008     1,437,083
Marshall & Ilsley Corp. ..........    12,800       489,600
MBIA Inc. ........................     8,235       487,759


---------------
See Notes to Schedules of Investments on page 64 and Notes to Financial Statements.

                                                              S&P 500 INDEX FUND

                                       SCHEDULE OF INVESTMENTS December 31, 2003
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES         VALUE
---------------------------------------------------------------
MBNA Corp. .......................    71,161  $  1,768,351
Mellon Financial Corp. ...........    23,928       768,328
Merrill Lynch & Co Inc. ..........    53,034     3,110,444
Metlife Inc. .....................    42,400     1,427,608
MGIC Investment Corp. ............     5,459       310,835
Moody's Corp. ....................     8,142       492,998
Morgan Stanley ...................    60,596     3,506,691
National City Corp. ..............    34,164     1,159,526
North Fork BanCorporation Inc. ...     8,700       352,089
Northern Trust Corp. .............    12,100       561,682
Plum Creek Timber
   Co Inc. (REIT) ................    10,300       313,635
PNC Financial Services
   Group Inc. ....................    15,708       859,699
Principal Financial Group ........    18,100       598,567
Progressive Corp. ................    12,100     1,011,439
Prologis (REIT) ..................    10,300       330,527
Providian Financial Corp. ........    15,694       182,678(a)
Prudential Financial Inc. ........    30,600     1,278,162
Regions Financial Corp. ..........    12,500       465,000
Safeco Corp. .....................     7,481       291,235
Simon Property Group
   Inc. (REIT) ...................    10,700       495,838
SLM Corp. ........................    25,400       957,072
SouthTrust Corp. .................    18,700       612,051
St. Paul Cos. (REIT) .............    12,580       498,797
State Street Corp. ...............    18,600       968,688(e)
SunTrust Banks Inc. ..............    15,829     1,131,774
Synovus Financial Corp. ..........    16,950       490,194
T Rowe Price Group Inc. ..........     7,100       336,611
Torchmark Corp. ..................     6,400       291,456
Travelers Property Casualty
   Corp. (Class B) ...............    56,344       956,158
Union Planters Corp. .............    10,650       335,369
UnumProvident Corp. ..............    15,789       248,993
US BanCorp. ......................   107,499     3,201,320
Wachovia Corp. ...................    74,180     3,456,046
Washington Mutual Inc. ...........    51,277     2,057,233
Wells Fargo & Co. ................    94,518     5,566,165
XL Capital Ltd. ..................     7,500       581,625
Zions Bancorporation .............     4,900       300,517
                                               118,877,761

HEALTHCARE -- 12.8%

Abbott Laboratories ..............    86,996     4,054,014
Aetna Inc. .......................     8,652       584,702
Allergan Inc. ....................     7,152       549,345
AmerisourceBergen Corp. ..........     6,371       357,732
Amgen Inc. .......................    72,048     4,452,566(a)
Anthem Inc. ......................     7,800       585,000(a)
Applera Corp. - Applied
   Biosystems Group ..............    11,500       238,165
Bausch & Lomb Inc. ...............     2,928       151,963
Baxter International Inc. ........    34,048     1,039,145
Becton Dickinson & Co. ...........    14,370       591,182
Biogen Idec Inc. .................    18,400       676,752(a)

                                      NUMBER
                                   OF SHARES         VALUE
---------------------------------------------------------------
Biomet Inc. ......................    14,215  $    517,568
Boston Scientific Corp. ..........    45,976     1,690,078(a)
Bristol-Myers Squibb Co. .........   108,208     3,094,749
Cardinal Health Inc. .............    25,001     1,529,061
Chiron Corp. .....................    10,300       586,997(a)
Cigna Corp. ......................     7,863       452,123
CR Bard Inc. .....................     2,851       231,644
Eli Lilly & Co. ..................    62,816     4,417,849
Express Scripts Inc. .............     4,500       298,935(a)
Forest Laboratories Inc. .........    20,300     1,254,540(a)
Genzyme Corp. ....................    12,200       601,948(a)
Guidant Corp. ....................    17,524     1,054,945
HCA Inc. .........................    27,623     1,186,684
Health Management
   Associates Inc. (Class A) .....    13,800       331,200
Humana Inc. ......................     8,827       201,697(a)
IMS Health Inc. ..................    13,057       324,597
Johnson & Johnson ................   165,793     8,564,866
King Pharmaceuticals Inc. ........    13,633       208,040(a)
Manor Care Inc. ..................     5,137       177,586
McKesson Corp. ...................    16,561       532,602
Medco Health Solutions Inc. ......    15,083       512,671(a)
Medimmune Inc. ...................    14,300       363,220(a)
Medtronic Inc. ...................    67,832     3,297,314
Merck & Co Inc. ..................   124,750     5,763,450
Millipore Corp. ..................     2,745       118,172(a)
Pfizer Inc. ......................   426,177    15,056,833
Quest Diagnostics ................     5,800       424,038
Schering-Plough Corp. ............    82,258     1,430,467
St. Jude Medical Inc. ............     9,446       579,512(a)
Stryker Corp. ....................    11,100       943,611
Tenet Healthcare Corp. ...........    26,095       418,825(a)
UnitedHealth Group Inc. ..........    33,088     1,925,060
Watson Pharmaceuticals Inc. ......     5,800       266,800(a)
WellPoint Health Networks ........     8,600       834,114(a)
Wyeth ............................    74,254     3,152,082
Zimmer Holdings Inc. .............    13,500       950,400(a)
                                                76,574,844

INDUSTRIALS -- 10.5%

Allied Waste Industries Inc. .....    17,900       248,452(a)
American Power Conversion ........    10,900       266,505
American Standard Cos. Inc. ......     4,100       412,870(a)
Apollo Group Inc. (Class A) ......     9,900       673,200(a)
Avery Dennison Corp. .............     6,155       344,803
Boeing Co. .......................    46,916     1,977,040
Burlington Northern
   Santa Fe Corp. ................    20,949       677,700
Caterpillar Inc. .................    19,216     1,595,312
Cendant Corp. ....................    56,346     1,254,825(a)
Cintas Corp. .....................     9,700       486,261
Cooper Industries Ltd. ...........     4,971       287,970
Crane Co. ........................     3,327       102,272
CSX Corp. ........................    12,038       432,646
Cummins Inc. .....................     2,289       112,024
Danaher Corp. ....................     8,700       798,225


------------
See Notes to Schedules of Investments on page 64 and Notes to Financial Statements.

                                                              S&P 500 INDEX FUND

                                       SCHEDULE OF INVESTMENTS December 31, 2003
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES         VALUE
---------------------------------------------------------------
Deere & Co. ......................    13,320  $    866,466
Delta Air Lines Inc. .............     7,282        86,000
Deluxe Corp. .....................     2,929       121,056
Dover Corp. ......................    11,558       459,431
Eaton Corp. ......................     4,250       458,915
Emerson Electric Co. .............    23,474     1,519,942
Equifax Inc. .....................     7,900       193,550
FedEx Corp. ......................    16,560     1,117,800
Fluor Corp. ......................     4,352       172,513
General Dynamics Corp. ...........    10,882       983,624
General Electric Co. .............   561,295    17,388,919(n)
Goodrich Corp. ...................     6,401       190,046
H&R Block Inc. ...................     9,904       548,384
Honeywell International Inc. .....    48,016     1,605,175
Illinois Tool Works Inc. .........    17,297     1,451,391
Ingersoll-Rand Co. (Class A) .....     9,899       671,944
ITT Industries Inc. ..............     5,063       375,725
Lockheed Martin Corp. ............    24,952     1,282,533
Masco Corp. ......................    26,490       726,091
Monster Worldwide Inc. ...........     6,400       140,544(a)
Navistar International Corp. .....     3,595       172,165(a)
Norfolk Southern Corp. ...........    22,101       522,689
Northrop Grumman Corp. ...........    10,161       971,392
Paccar Inc. ......................     6,540       556,685
Pall Corp. .......................     6,778       181,854
Parker Hannifin Corp. ............     6,515       387,643
Pitney Bowes Inc. ................    12,832       521,236
Power-One Inc. ...................     4,400        47,652(a)
Raytheon Co. .....................    23,324       700,653
Robert Half International Inc. ...     9,400       219,396(a)
Rockwell Automation Inc. .........    10,068       358,421
Rockwell Collins Inc. ............     9,868       296,336
RR Donnelley & Sons Co. ..........     6,152       185,483
Ryder System Inc. ................     3,531       120,584
Southwest Airlines Co. ...........    43,449       701,267
Textron Inc. .....................     7,468       426,124
Thomas & Betts Corp. .............     3,093        70,799
3M Co. ...........................    43,980     3,739,619
Tyco International Ltd. ..........   111,939     2,966,384
Union Pacific Corp. ..............    14,354       997,316
United Parcel Service
   Inc. (Class B) ................    62,900     4,689,195
United Technologies Corp. ........    26,286     2,491,124
Waste Management Inc. ............    32,812       971,235
WW Grainger Inc. .................     4,982       236,097
                                                62,561,503

INFORMATION TECHNOLOGY -- 17.1%

ADC Telecommunications Inc. ......    43,100       128,007(a)
Adobe Systems Inc. ...............    12,892       506,656
Advanced Micro Devices Inc. ......    19,574       291,653(a)
Agilent Technologies Inc. ........    26,607       777,989(a)
Altera Corp. .....................    21,600       490,320(a)
Analog Devices Inc. ..............    20,200       922,130(a)
Andrew Corp. .....................     7,856        90,423(a)
Apple Computer Inc.                   20,320       434,238(a)

                                      NUMBER
                                   OF SHARES         VALUE
---------------------------------------------------------------
Applied Materials Inc. ...........    92,500  $  2,076,625(a)
Applied Micro Circuits Corp. .....    18,100       108,238(a)
Autodesk Inc. ....................     6,324       155,444
Automatic Data Processing Inc. ...    33,618     1,331,609
Avaya Inc. .......................    22,701       293,751(a)
BMC Software Inc. ................    12,700       236,855(a)
Broadcom Corp. (Class A) .........    16,500       562,485(a)
Ciena Corp. ......................    26,800       177,952(a)
Cisco Systems Inc. ...............   385,604     9,366,321(a)
Citrix Systems Inc. ..............     9,300       197,253(a)
Computer Associates
   International Inc. ............    32,581       890,765
Computer Sciences Corp. ..........    10,482       463,619(a)
Compuware Corp. ..................    21,300       128,652(a)
Comverse Technology Inc. .........    10,600       186,454(a)
Concord EFS Inc. .................    28,100       417,004(a)
Convergys Corp. ..................     7,900       137,934(a)
Corning Inc. .....................    74,139       773,270(a)
Dell Inc. ........................   143,148     4,861,306(a)
Electronic Arts Inc. .............    16,400       783,592(a)
Electronic Data Systems Corp. ....    26,700       655,218
EMC Corp. ........................   134,214     1,734,045(a)
First Data Corp. .................    41,462     1,703,674
Fiserv Inc. ......................    10,650       420,782(a)
Gateway Inc. .....................    19,200        88,320(a)
Hewlett-Packard Co. ..............   170,865     3,924,769
Intel Corp. ......................   365,208    11,759,698
International Business
   Machines Corp. ................    96,630     8,955,668
Intuit Inc. ......................    11,300       597,883(a)
Jabil Circuit Inc. ...............    10,700       302,810(a)
JDS Uniphase Corp. ...............    76,800       280,320(a)
Kla-Tencor Corp. .................    11,100       651,237(a)
Lexmark International
   Inc. (Class A) ................     7,200       566,208(a)
Linear Technology Corp. ..........    17,400       732,018
LSI Logic Corp. ..................    21,992       195,069(a)
Lucent Technologies Inc. .........   235,018       667,451(a)
Maxim Integrated Products ........    18,600       926,280
Mercury Interactive Corp. ........     5,300       257,792(a)
Micron Technology Inc. ...........    33,554       451,972(a)
Microsoft Corp. ..................   603,812    16,628,982
Molex Inc. .......................    10,450       364,601
Motorola Inc. ....................   129,250     1,818,548
National Semiconductor Corp. .....    10,383       409,194(a)
NCR Corp. ........................     5,300       205,640(a)
Network Appliance Inc. ...........    18,700       383,911(a)
Novell Inc. ......................    20,466       215,302(a)
Novellus Systems Inc. ............     8,300       349,015(a)
Nvidia Corp. .....................     8,500       197,625(a)
Oracle Corp. .....................   291,532     3,848,222(a)
Parametric Technology Corp. ......    14,906        58,730(a)
Paychex Inc. .....................    20,925       778,410
Peoplesoft Inc. ..................    20,700       471,960(a)
PerkinElmer Inc. .................     6,810       116,247
PMC - Sierra Inc. ................     9,900       199,485(a)
QLogic Corp. .....................     5,100       263,160(a)


------------
See Notes to Schedules of Investments on page 64 and Notes to Financial Statements.

                                                              S&P 500 INDEX FUND

                                       SCHEDULE OF INVESTMENTS December 31, 2003
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES         VALUE
---------------------------------------------------------------
Qualcomm Inc. ....................    44,900  $  2,421,457
Sabre Holdings Corp. (Class A) ...     7,708       166,416
Sanmina-SCI Corp. ................    28,600       360,646(a)
Scientific-Atlanta Inc. ..........     8,006       218,564
Siebel Systems Inc. ..............    27,900       386,973(a)
Solectron Corp. ..................    44,700       264,177(a)
Sun Microsystems Inc. ............   182,160       817,898(a)
Sungard Data Systems Inc. ........    16,200       448,902(a)
Symantec Corp. ...................    16,900       585,585(a)
Symbol Technologies Inc. .........    13,050       220,415
Tektronix Inc. ...................     4,676       147,762
Tellabs Inc. .....................    22,252       187,584(a)
Teradyne Inc. ....................    11,000       279,950(a)
Texas Instruments Inc. ...........    96,936     2,847,980
Thermo Electron Corp. ............     8,828       222,466(a)
Unisys Corp. .....................    17,809       264,464(a)
Veritas Software Corp. ...........    23,700       880,692(a)
Waters Corp. .....................     7,000       232,120(a)
Xerox Corp. ......................    43,290       597,402(a)
Xilinx Inc. ......................    19,000       736,060(a)
Yahoo! Inc. ......................    37,000     1,671,290(a)
                                               101,929,594

MATERIALS -- 2.9%

Air Products & Chemicals Inc. ....    12,632       667,349
Alcoa Inc. .......................    48,640     1,848,320
Allegheny Technologies Inc. ......     5,151        68,096
Ball Corp. .......................     3,108       185,144
Bemis Co. ........................     2,981       149,050
Dow Chemical Co. .................    51,194     2,128,135
Eastman Chemical Co. .............     4,159       164,405
Ecolab Inc. ......................    14,852       406,499
EI Du Pont de Nemours & Co. ......    55,413     2,542,903
Engelhard Corp. ..................     6,846       205,038
Freeport-McMoRan Copper &
   Gold Inc. (Class B) ...........    10,484       441,691
Georgia-Pacific Corp. ............    13,943       427,632
Great Lakes Chemical Corp. .......     2,797        76,050
Hercules Inc. ....................     6,128        74,762(a)
International Flavors &
   Fragrances Inc. ...............     5,247       183,225
International Paper Co. ..........    26,575     1,145,648
Louisiana-Pacific Corp. ..........     5,622       100,521(a)
MeadWestvaco Corp. ...............    11,200       333,200
Monsanto Co. .....................    14,258       410,345
Newmont Mining Corp. .............    24,028     1,168,001
Nucor Corp. ......................     4,209       235,704
Pactiv Corp. .....................     8,548       204,297(a)
Phelps Dodge Corp. ...............     5,010       381,211(a)
PPG Industries Inc. ..............     9,337       597,755
Praxair Inc. .....................    18,470       705,554
Rohm & Haas Co. ..................    12,214       521,660
Sealed Air Corp. .................     4,557       246,716(a)
Sigma-Aldrich Corp. ..............     3,891       222,487
Temple-Inland Inc. ...............     3,026       189,639
United States Steel Corp. ........     5,765       201,890

                                      NUMBER
                                   OF SHARES         VALUE
---------------------------------------------------------------
Vulcan Materials Co. .............     5,500$      261,635
Weyerhaeuser Co. .................    12,260       784,640
Worthington Industries ...........     4,641        83,677
                                                17,362,879

TELECOMMUNICATION SERVICES -- 3.3%

Alltel Corp. .....................    17,594       819,529
AT&T Corp. .......................    43,739       887,902
AT&T Wireless Services Inc. ......   150,849     1,205,284(a)
BellSouth Corp. ..................   103,498     2,928,993
CenturyTel Inc. ..................     7,950       259,329
Citizens Co.mmunications Co. .....    15,300       190,026(a)
Nextel Communications
   Inc. (Class A) ................    61,800     1,734,108(a)
Qwest Communications
   International .................    97,348       420,543(a)
SBC Communications Inc. ..........   185,869     4,845,605
Sprint Corp-FON Group ............    50,352       826,780
Sprint Corp-PCS Group ............    56,326       316,552(a)
Verizon Communications Inc. ......   154,586     5,422,877
                                                19,857,528

UTILITIES -- 2.7%

AES Corp. ........................    35,700       337,008(a)
Allegheny Energy Inc. ............     7,300        93,148(a)
Ameren Corp. .....................     9,142       420,532
American Electric Power Co Inc. ..    21,925       668,932
Calpine Corp. ....................    24,100       115,921(a)
Centerpoint Energy Inc. ..........    16,418       159,090
Cinergy Corp. ....................     9,953       386,276
CMS Energy Corp. .................     7,700        65,604(a)
Consolidated Edison Inc. .........    12,307       529,324
Constellation Energy Group Inc. ..     9,403       368,221
Dominion Resources Inc. ..........    17,918     1,143,706
DTE Energy Co. ...................     9,666       380,840
Duke Energy Corp. ................    49,932     1,021,109
Dynegy Inc. (Class A) ............    21,000        89,880
Edison International .............    18,342       402,240
El Paso Corp. ....................    32,082       262,752
Entergy Corp. ....................    12,847       733,949
Exelon Corp. .....................    18,063     1,198,661
FirstEnergy Corp. ................    18,320       644,864
FPL Group Inc. ...................    10,431       682,396
KeySpan Corp. ....................     9,100       334,880
Kinder Morgan Inc. ...............     6,900       407,790
Nicor Inc. .......................     2,543        86,564
NiSource Inc. ....................    14,715       322,847
Peoples Energy Corp. .............     1,921        80,759
PG&E Corp. .......................    22,654       629,102(a)
Pinnacle West Capital Corp. ......     5,400       216,108
PPL Corp. ........................     9,622       420,963
Progress Energy Inc. .............    13,756       622,597
Public Service Enterprise
   Group Inc. ....................    13,359       585,124
Sempra Energy ....................    12,575       378,005


----------
See Notes to Schedules of Investments on page 64 and Notes to Financial Statements.

                                                              S&P 500 INDEX FUND

                                       SCHEDULE OF INVESTMENTS December 31, 2003
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES         VALUE
---------------------------------------------------------------
Southern Co. .....................    40,558  $  1,226,880
TECO Energy Inc. .................    10,200       146,982
TXU Corp. ........................    17,986       426,628
Williams Cos. Inc. ...............    27,886       273,841
Xcel Energy Inc. .................    22,280       378,314
                                                16,241,837

TOTAL INVESTMENTS IN SECURITIES
   (COST $628,886,528) ...........             574,822,644



---------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 3.5%
---------------------------------------------------------------

GEI Short-Term
   Investment Fund ...............19,550,488    19,550,488(j)
Money Market
   Obligations Trust .............       400           400


                                   PRINCIPAL
                                      AMOUNT         VALUE
---------------------------------------------------------------

United States Treasury Bill
   0.96%   01/01/50 ..............$1,500,000     1,497,433(d)

TOTAL SHORT-TERM INVESTMENTS
   (COST $21,048,321) ............              21,048,321


OTHER ASSETS AND LIABILITIES,
   NET 0.2% ......................               1,313,652
                                              ------------

NET ASSETS-- 100% ................            $597,184,617
                                              ============

---------------------------------------------------------------
OTHER INFORMATION
---------------------------------------------------------------

The S&P 500 Index Fund had the following long futures contracts open at December 31, 2003:

                           NUMBER      CURRENT
             EXPIRATION      OF       NOTIONAL    UNREALIZED
DESCRIPTION     DATE      CONTRACTS     VALUE    APPRECIATION
---------------------------------------------------------------
S&P 500     March 2004       371     $20,601,630   $800,247


-----------
See Notes to Schedules of Investments on page 64 and Notes to Financial Statements.

                                                      PREMIER GROWTH EQUITY FUND
--------------------------------------------------------------------------------


Q&A

Q. HOW DID THE PREMIER GROWTH EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE YEAR ENDED DECEMBER 31, 2003?

A. The Premier Growth Equity Fund returned 28.91% for the year, while the S&P 500 was up 28.73%. Our Lipper peer group of 219 Large-Cap Core funds rose 26.43%.

Q.  WHAT WERE THE FACTORS THAT DROVE PERFORMANCE?

A. U.S. Equity markets saw a pleasant change in 2003 with the Dow, S&P 500, and NASDAQ all rallying better than 25% after the three-year bear market precipitated by the bursting of the technology bubble in 2000. Investors were able to look past war, terror warnings, higher oil prices, and a weakening dollar to focus on an improving economy with strong profit growth and an improving employment environment. The strength in the market was broad based as all sectors participated in the rally. Despite positive returns across all market sectors, the technology sector experienced the greatest gains.

Q.  WHAT INDIVIDUAL STOCKS OR GROUPS AFFECTED PERFORMANCE?

A. In looking at the individual sectors of the S&P500, Technology and Consumer Discretionary drove positive performance, with each sector up over 35%. Premier Growth's Technology holdings trailed the sector return, but were still up 40%, with the best results coming from a 175% gain in Yahoo, and a 107% gain in Intel. We had solid returns in the Consumer sector, lead by strength in Carnival (+62%), Home Depot (+49%), and Comcast (+39%).

    On the negative side, Healthcare was the worst performing sector at 15%. Our performance trailed the sector return primarily due to weakness in Lincare (-5%), a provider of in-home medical treatment, which was negatively impacted by a change in Medicare legislation.

Q.  WERE THERE ANY SIGNIFICANT CHANGES TO THE PORTFOLIO DURING THE YEAR?

A. There were few changes during the year. Portfolio turnover remained low at 24%. Technology and Financials are the two largest sector weights in the portfolio, with Technology roughly 30% and Financials roughly 20% of the total. Premier Growth continues to target growth-oriented companies. There are no holdings in the Utility or Basic Material sectors. We seek companies that can grow earnings at a double-digit rate.

                                                      PREMIER GROWTH EQUITY FUND
--------------------------------------------------------------------------------

CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE CHART OMITTED, PLOT POINTS FOLLOWS]

                   Premier Growth Equity Fund             S&P 500                 S&P 500/BARRA Growth
12/12/97                    $10,000                       $10,000                         $10,000
 12/97                       10,346                        10,168                          10,118
 06/98                       12,193                        11,972                          12,453
 12/98                       14,125                        13,087                          14,397
 06/99                       16,968                        14,691                          15,974
 12/99                       19,247                        15,844                          18,506
 06/00                       19,145                        15,772                          18,990
 12/00                       18,241                        14,389                          14,426
 06/01                       17,172                        13,427                          12,841
 12/01                       16,574                        12,675                          12,587
 06/02                       14,685                        11,007                          10,457
 12/02                       13,091                         9,873                           9,618
 06/03                       14,779                        11,036                          10,700
 12/03                       16,876                        12,710                          12,088



AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED DECEMBER 31, 2003
---------------------------------------------------------------


                                    ONE       FIVE      SINCE
                                   YEAR       YEAR    INCEPTION
---------------------------------------------------------------
Premier Growth Equity Fund        28.91%      3.62%       9.03%
---------------------------------------------------------------
S&P 500                           28.73%     -0.58%       4.02%
---------------------------------------------------------------
S&P 500/BARRA Growth              25.68%     -3.44%       3.17%
---------------------------------------------------------------
Lipper peer group average*        26.43%     -1.22%       N/A
---------------------------------------------------------------
Inception date                    12/12/97
---------------------------------------------------------------


INVESTMENT PROFILE

A fund designed for investors who seek long-term growth of capital and future income rather than current income by investing primarily in a limited number of equity securities of large- and medium-sized companies that the portfolio manager believes have above-average growth histories and/or growth potential.




TOP TEN HOLDINGS
AS OF DECEMBER 31, 2003
as a % of Market Value
---------------------------------------------------------------
  Liberty Media Corp. (Series A)                         4.22%
---------------------------------------------------------------
  Vodafone Group PLC. ADR                                4.13%
---------------------------------------------------------------
  First Data Corp.                                       3.99%
---------------------------------------------------------------
  Carnival Corp.                                         3.92%
---------------------------------------------------------------
  Home Depot Inc.                                        3.78%
---------------------------------------------------------------
  Federal National Mortgage Assoc.                       3.76%
---------------------------------------------------------------
  Pfizer Inc.                                            3.75%
---------------------------------------------------------------
  Cisco Systems Inc.                                     3.65%
---------------------------------------------------------------
  Comcast Corp. (Class A Special)                        3.62%
---------------------------------------------------------------
  Molex Inc. (Class A)                                   3.54%
---------------------------------------------------------------



PORTFOLIO COMPOSITION
AS OF DECEMBER 31, 2003
as a % of Market Value
---------------------------------------------------------------


Market Value of $144,794 (in thousands)


[PIE CHART OMITTED, PLOT POINTS FOLLOWS]


Information Technology           31.1%
Financial                        21.0%
Healthcare                       16.7%
Consumer-Discretionary           16.7%
Telecommunication Services        4.1%
Industrials                       3.4%
Short-Term Investments            3.0%
Energy                            2.4%
Consumer-Staples                  1.6%



* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED IN THE LARGE CAP CORE PEER GROUP CONSISTING OF 219 AND 108 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

  SEE NOTES TO PERFORMANCE ON PAGE 63 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES.

  PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES.

                                                      PREMIER GROWTH EQUITY FUND

                                       SCHEDULE OF INVESTMENTS December 31, 2003
--------------------------------------------------------------------------------



PREMIER GROWTH EQUITY FUND



                                      NUMBER
                                   OF SHARES         VALUE
---------------------------------------------------------------


COMMON STOCK -- 98.1%+
---------------------------------------------------------------


CONSUMER-DISCRETIONARY -- 16.8%

Carnival Corp. ...................   142,898  $  5,677,338
Comcast Corp. (Class A Special) ..   167,767     5,247,752(a)
Home Depot Inc. ..................   154,330     5,477,172
InterActiveCorp. .................    46,923     1,592,097(a)
Liberty Media Corp. (Series A) ...   513,325     6,103,434(a)
                                                24,097,793

CONSUMER-STAPLES -- 1.6%

Gillette Co. .....................    61,852     2,271,824

ENERGY -- 2.4%

Baker Hughes Inc. ................    46,965     1,510,394
Schlumberger Ltd. ................    36,258     1,984,038
                                                 3,494,432

FINANCIAL -- 21.2%

AFLAC Inc. .......................   107,366     3,884,502
American Express Co. .............    83,862     4,044,664
American International
   Group Inc. ....................    73,795     4,891,133
Citigroup Inc. ...................   102,375     4,969,283
Federal National
   Mortgage Assoc. ...............    72,516     5,443,051
SLM Corp. ........................    59,719     2,250,212
State Street Corp. ...............    93,929     4,891,822(e)
                                                30,374,667

HEALTHCARE -- 17.0%

Cardinal Health Inc. .............    73,795     4,513,302
DENTSPLY International Inc. ......    73,794     3,333,275
Johnson & Johnson ................    72,516     3,746,177
Lincare Holdings Inc. ............   100,242     3,010,267(a)
Pfizer Inc. ......................   153,563     5,425,381
Wyeth ............................   100,669     4,273,399
                                                24,301,801

INDUSTRIALS -- 3.4%

Dover Corp. ......................   123,703     4,917,194

INFORMATION TECHNOLOGY -- 31.5%

Applied Materials Inc. ...........   104,508     2,346,205(a)
Certegy Inc. .....................    91,760     3,009,728
Cisco Systems Inc. ...............   217,547     5,284,217(a)
Dell Inc. ........................   140,766     4,780,413(a)



                                      NUMBER
                                   OF SHARES         VALUE
---------------------------------------------------------------
First Data Corp. .................   140,766  $  5,784,075
Intel Corp. ......................   145,031     4,669,998
Intuit Inc. ......................    73,795     3,904,494(a)
Microsoft Corp. ..................   170,625     4,699,013
Molex Inc. (Class A) .............   174,464     5,122,263
Paychex Inc. .....................    83,862     3,119,666
Yahoo! Inc. ......................    51,188     2,312,160(a)
                                                45,032,232

TELECOMMUNICATION SERVICES -- 4.2%

Vodafone Group PLC. ADR ..........   238,875     5,981,430(l)

TOTAL INVESTMENTS IN SECURITIES
   (COST $128,332,570) ...........             140,471,373



---------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 3.0%
---------------------------------------------------------------

GEI Short-Term
   Investment Fund ............... 2,986,326     2,986,326(j)
State Street Navigator Securities
   Lending Prime Portfolio ....... 1,336,584     1,336,584(e,m)

TOTAL SHORT-TERM INVESTMENTS
   (COST $4,322,910) .............               4,322,910


LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET (1.1)% ....................              (1,592,245)
                                              ------------

NET ASSETS-- 100% ................            $143,202,038
                                              ============


---------------------------------------------------------------
OTHER INFORMATION
---------------------------------------------------------------

The Premier Growth Equity Fund had the following short futures contracts open at December 31, 2003:

                             NUMBER     CURRENT
              EXPIRATION       OF      NOTIONAL   UNREALIZED
DESCRIPTION      DATE       CONTRACTS    VALUE   DEPRECIATION
-------------------------------------------------------------
S&P 500       March 2004        6    $(1,665,900)  $(25,050)


----------
See Notes to Schedules of Investments on page 64 and Notes to Financial Statements.

                                                               VALUE EQUITY FUND
--------------------------------------------------------------------------------


Q&A


Q. HOW DID THE VALUE EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2003?

A. The Value Equity Fund returned 24.05% for the twelve-month period, while the S&P 500 benchmark returned 28.73%. Our Lipper peer group of 109 Multi Cap Value funds returned 31.38% for the same period.

Q.  WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. The Value Equity Fund underperformed the benchmark in 2003 principally due to its underweight (or lack of ownership) of lower quality securities. These more speculative stocks, selling at high valuations, experienced very large returns in the past year. The Information Technology sector is a good illustration of this phenomena and its impact on the portfolio's performance. The Fund underperformed in this sector by 23 basis points in the fourth quarter, and by 103 basis points for the full year. During the 4th quarter the sector rose by 12.6%, but about one third of the stocks in the sector rose 20% or more (+21% to +99% range). We either didn't own or were underweight most of these stocks, and it cost us 45 basis points, about two times our total underperformance. On average these stocks are currently selling at 50X 2004 EPS estimates vs. 25X for the sector as a whole, and over half of this group lost money in 2003. These companies are not exactly the sorts of stocks the Fund usually owns. The same dynamic was also at work during the entire twelve months of 2003. The sector rose a little over 45% in 2003, but about a quarter of the stocks rose 80% or more (+ 81% to +428% range). Again, we didn't own or were underweight most of these names and it cost us 135 basis points. In addition, these stocks are now selling at 50X 2004 EPS estimates, and about half of them lost money in 2003.

Q.  WHICH PARTICULAR STOCKS/SECTORS SIGNIFICANTLY IMPACTED FUND PERFORMANCE?

A. For the year of 2003 the worst sector was Information Technology (-1.03 basis points), where a few good stock picks like Analog Devices (+44 basis points), Applied Materials (+ 11 basis points), Axcelis (+ 6 basis points) and EMC (+ 7 basis points) were overwhelmed by the move in the riskier stocks we didn't own. Health Care underperformed by 46 basis points, driven by Cardinal Health (-24 basis points), Wyeth (-10 basis points), and Merck (-8 basis points). Big moves by stocks we either didn't own or underweighted cost us 47 basis points. Consumer Discretionary lagged by 51 basis points. Big moves by stocks we didn't own cost us over 100 basis points. Once again, many were small cap or low quality, or have high valuations, or all of the above. In the Industrial Sector (-15 basis points) an overweighting in Aerospace & Defense (-22 basis points) hurt us. UTX (+ 34 basis points) couldn't offset the rest of the defense stocks that cost us 64 basis points. We continue to believe defense stocks are attractively valued and will continue to achieve significant growth in revenue and cash flow. The one bright spot in 2003 was the Materials Sector (+ 34 basis points). The big winners were Newmont Mining (+12 basis points), Alcoa (+ 11 basis points) and Barrick Gold (+ 9 basis points).

                                                               VALUE EQUITY FUND
--------------------------------------------------------------------------------


CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE CHART OMITTED, PLOT POINTS FOLLOWS]

                        Value Equity Fund                Russell 1000 Value                 S&P 500
4/28/00                     $10,000                         $10,000                         $10,000
06/00                         9,970                           9,632                          10,035
09/00                        10,000                          10,398                           9,934
12/00                         9,979                          10,771                           9,155
03/01                         9,215                          10,140                           8,071
06/01                         9,486                          10,630                           8,543
09/01                         8,401                           9,467                           7,286
12/01                         9,105                          10,165                           8,064
03/02                         9,388                          10,584                           8,088
06/02                         8,357                           9,681                           7,004
09/02                         6,973                           7,864                           5,793
12/02                         7,506                           8,588                           6,282
03/03                         7,220                           8,170                           6,085
06/03                         8,220                           9,581                           7,022
09/03                         8,352                           9,780                           7,209
12/03                         9,311                          11,168                           8,087


AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------

                               ONE        THREE       SINCE
                              YEAR        YEARS     INCEPTION
---------------------------------------------------------------
Value Equity Fund            24.05%      -2.28%      -1.92%
---------------------------------------------------------------
S&P 500                      28.73%      -4.05%      -5.63%
---------------------------------------------------------------
Russell 1000 Value           30.05%       1.21%       3.06%
---------------------------------------------------------------
Lipper peer group average*   31.38%       1.14%       N/A
---------------------------------------------------------------
Inception date               4/28/00
---------------------------------------------------------------

Value Equity Fund (ending value $9,311)
Russell 1000 Value (ending value $11,168)
S&P 500 (ending value $8,087)


INVESTMENT PROFILE

A fund designed for investors who seek long-term growth of capital and future income by investing primarily in equity securities of large U.S. companies that the portfolio manager believes are undervalued by the market but have solid growth prospects.



TOP TEN HOLDINGS
AS OF DECEMBER 31, 2003
as a % of Market Value
---------------------------------------------------------------
  Pfizer Inc.                                            3.88%
---------------------------------------------------------------
  Citigroup Inc.                                         3.85%
---------------------------------------------------------------
  American International Group Inc.                      3.11%
---------------------------------------------------------------
  Exxon Mobil Corp.                                      2.99%
---------------------------------------------------------------
  Microsoft Corp.                                        2.77%
---------------------------------------------------------------
  United Technologies Corp.                              1.95%
---------------------------------------------------------------
  International Business Machines Corp.                  1.89%
---------------------------------------------------------------
  Target Corp.                                           1.81%
---------------------------------------------------------------
  PepsiCo Inc.                                           1.76%
---------------------------------------------------------------
  Conoco Phillips                                        1.72%
---------------------------------------------------------------




PORTFOLIO COMPOSITION
AS OF DECEMBER 31, 2003
as a % of Market Value
---------------------------------------------------------------

Market Value of $30,078 (in thousands)


[PIE CHART OMITTED, PLOT POINTS FOLLOWS]


Financials                       23.9%
Information Technology           15.1%
Industrials                      11.1%
Consumer Staples                 10.6%
Health Care                       9.4%
Consumer Discretionary            8.8%
Energy                            8.1%
Materials                         5.2%
Telecommunication Services        3.1%
Utilities                         2.3%
Short-Term Investments            1.3%
Exchange Traded                   1.1%


* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED IN THE MULTI-CAP VALUE PEER GROUP CONSISTING OF 109 AND 60 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

  SEE NOTES TO PERFORMANCE ON PAGE 63 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES.

  PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES.

                                                               VALUE EQUITY FUND

                                       SCHEDULE OF INVESTMENTS December 31, 2003
--------------------------------------------------------------------------------

VALUE EQUITY FUND

                                      NUMBER
                                   OF SHARES         VALUE
---------------------------------------------------------------




COMMON STOCK -- 99.0%+
---------------------------------------------------------------


CONSUMER DISCRETIONARY -- 8.8%

Comcast Corp. (Class A Special) ..     9,857  $    308,327(a)
Comcast Corp. (Class A) ..........     2,646        86,974(a)
Gannett Co Inc. ..................       939        83,721
Home Depot Inc. ..................     8,406       298,329
Liberty Media Corp. (Series A) ...    18,349       218,170(a)
Lowe's Cos. Inc. .................     1,536        85,079
Omnicom Group ....................     1,835       160,251
Target Corp. .....................    14,197       545,165
Time Warner Inc. .................    17,069       307,071(a)
Tribune Co. ......................     3,200       165,120
Viacom Inc. (Class B) ............     6,239       276,887
Walt Disney Co. ..................     4,993       116,487
                                                 2,651,581

CONSUMER STAPLES -- 10.6%

Altria Group Inc. ................     1,707        92,895
Anheuser-Busch Cos. Inc. .........     5,334       280,995
Avon Products Inc. ...............       768        51,832
Clorox Co. .......................     7,254       352,254
Colgate-Palmolive Co. ............     3,371       168,719
ConAgra Foods Inc. ...............     1,920        50,669
Costco Wholesale Corp. ...........     3,414       126,933(a)
General Mills Inc. ...............     5,121       231,981
Kimberly-Clark Corp. .............     5,121       302,600
Pepsi Bottling Group Inc. ........     2,987        72,226
PepsiCo Inc. .....................    11,351       529,184
Procter & Gamble Co. .............     3,883       387,834
Sara Lee Corp. ...................     4,054        88,012
Wal-Mart Stores Inc. .............     8,534       452,729
                                                 3,188,863

ENERGY -- 8.2%

Baker Hughes Inc. ................     3,542       113,911
BP PLC. ADR ......................     1,920        94,752
Burlington Resources Inc. ........     4,609       255,246
Conoco Phillips ..................     7,894       517,610
Devon Energy Corp. ...............     1,067        61,096
EnCana Corp. .....................     6,998       276,001
Exxon Mobil Corp. ................    21,933       899,253
Nabors Industries Ltd. ...........     2,475       102,713(a)
Schlumberger Ltd. ................     2,347       128,428
                                                 2,449,010

EXCHANGE TRADED -- 1.1%

SPDR Trust Series 1 ..............     3,015       335,509


                                      NUMBER
                                   OF SHARES         VALUE
---------------------------------------------------------------
FINANCIAL -- 24.0%

Allstate Corp. ...................     6,614  $    284,534
American Express Co. .............     6,117       295,023
American International
   Group Inc. ....................    14,118       935,741
AON Corp. ........................     1,579        37,801
Bank of America Corp. ............     3,115       250,539
Bank of New York Co Inc.. ........     1,376        45,573
Blackrock Inc. (Class A) .........     3,341       177,441
Chubb Corp. ......................       853        58,089
Citigroup Inc. ...................    23,883     1,159,281
Federal Home Loan
   Mortgage Corp. ................     2,902       169,245
Federal National
   Mortgage Assoc. ...............     6,691       502,226
FleetBoston Financial Corp. ......     3,926       171,370
Franklin Resources Inc. ..........       341        17,752
Hartford Financial Services
   Group Inc. ....................     4,267       251,881
JP Morgan Chase & Co. ............     5,761       211,602
Lincoln National Corp. ...........     3,968       160,188
Marsh & McLennan Cos. Inc. .......     6,614       316,744
Mellon Financial Corp. ...........     7,510       241,146
Morgan Stanley ...................     5,035       291,375
Prudential Financial Inc. ........     3,584       149,704
SLM Corp. ........................     2,560        96,461
State Street Corp. ...............     3,414       177,801(e)
SunTrust Banks Inc. ..............       853        60,989
US BanCorp. ......................    10,156       302,446
Wachovia Corp. ...................     5,974       278,329
Waddell & Reed Financial
   Inc. (Class A) ................     2,347        55,061
Wells Fargo & Co. ................     8,534       502,567
                                                 7,200,909

HEALTHCARE -- 9.4%

Abbott Laboratories ..............     7,382       344,001
Cardinal Health Inc. .............     2,987       182,685
Cigna Corp. ......................     1,067        61,353
HCA Inc. .........................     1,579        67,834
Johnson & Johnson ................    10,017       517,478
Merck & Co Inc. ..................       512        23,654
Pfizer Inc. ......................    33,070     1,168,363
UnitedHealth Group Inc. ..........     1,792       104,259
Wyeth ............................     8,210       348,514
                                                 2,818,141

INDUSTRIALS -- 11.1%

Avery Dennison Corp. .............     1,707        95,626
Burlington Northern
   Santa Fe Corp. ................     5,547       179,445
Caterpillar Inc. .................       853        70,816
Danaher Corp. ....................     1,512       138,726
Deere & Co. ......................     3,840       249,792
Eaton Corp. ......................     1,408       152,036
Emerson Electric Co. .............     1,707       110,528


---------
See Notes to Schedules of Investments on page 64 and Notes to Financial Statements.

                                                               VALUE EQUITY FUND

                                       SCHEDULE OF INVESTMENTS December 31, 2003
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES         VALUE
---------------------------------------------------------------
General Dynamics Corp. ...........     3,414  $    308,591
Honeywell International Inc. .....     5,121       171,195
Lockheed Martin Corp. ............     3,414       175,480
Northrop Grumman Corp. ...........     2,774       265,194
Pitney Bowes Inc. ................     3,584       145,582
Raytheon Co. .....................     2,560        76,902
Rockwell Collins Inc. ............     2,902        87,147
3M Co. ...........................     3,204       272,436
Tyco International Ltd. ..........       938        24,857
Union Pacific Corp. ..............     3,030       210,524
United Technologies Corp. ........     6,192       586,816
                                                 3,321,693

INFORMATION TECHNOLOGY -- 15.2%

Analog Devices Inc. ..............     7,980       364,287(a)
Applied Materials Inc. ...........     9,004       202,140(a)
Axcelis Technologies Inc. ........     2,347        23,986(a)
BMC Software Inc. ................     8,576       159,942(a)
Certegy Inc. .....................     1,195        39,196
Cisco Systems Inc. ...............    12,503       303,698(a)
Dell Inc. ........................     7,169       243,459(a)
EMC Corp. ........................     7,681        99,239(a)
First Data Corp. .................     8,534       350,662
Hewlett-Packard Co. ..............     6,017       138,210
Intel Corp. ......................    14,722       474,048
International Business
   Machines Corp. ................     6,145       569,519
Intuit Inc. ......................     1,067        56,455(a)
Microsoft Corp. ..................    30,297       834,379
Nvidia Corp. .....................     1,451        33,736(a,l)
Oracle Corp. .....................    23,043       304,168(a)
Texas Instruments Inc. ...........     4,694       137,910
Unisys Corp. .....................    14,252       211,642(a)
                                                 4,546,676

MATERIALS -- 5.2%

Alcoa Inc. .......................     5,974       227,012
Barrick Gold Corp. ...............     7,254       164,738
Dow Chemical Co. .................     1,280        53,210
EI Du Pont de Nemours & Co. ......     1,707        78,334
Freeport-McMoRan Copper &
   Gold Inc. (Class B) ...........     1,536        64,712
MeadWestvaco Corp. ...............       917        27,281
Newmont Mining Corp. .............     3,883       188,753
Praxair Inc. .....................     6,315       241,233
Rayonier Inc. ....................     2,138        88,765
Rohm & Haas Co. ..................     4,267       182,244
Weyerhaeuser Co. .................     4,011       256,704
                                                 1,572,986

TELECOMMUNICATION SERVICES -- 3.1%

AT&T Corp. .......................     5,974       121,272
SBC Communications Inc. ..........     9,814       255,851
Verizon Communications Inc. ......    11,692       410,155
Vodafone Group PLC. ADR ..........     5,121       128,230
                                                   915,508


                                      NUMBER
                                   OF SHARES         VALUE
---------------------------------------------------------------
UTILITIES -- 2.3%

Dominion Resources Inc. ..........     4,395  $    280,533
Entergy Corp. ....................     2,304       131,628
Exelon Corp. .....................     2,987       198,217
Public Service Enterprise
   Group Inc. ....................     1,579        69,160
                                                   679,538

TOTAL INVESTMENTS IN SECURITIES
   (COST $25,922,278) ............              29,680,414



---------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.3%
---------------------------------------------------------------

GEI Short-Term
   Investment Fund ...............   365,262       365,262(j)
State Street Navigator Securities
   Lending Prime Portfolio .......    32,495        32,495(e,m)

TOTAL SHORT-TERM INVESTMENTS
   (COST $397,757) ...............                 397,757


LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET (0.3)% ....................                 (88,712)
                                               -----------

NET ASSETS-- 100%                              $29,989,459
                                               ===========


-----------
See Notes to Schedules of Investments on page 64 and Notes to Financial Statements.

                                                       MID-CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------

  Q&A

Q. HOW DID THE MID-CAP VALUE EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2003?

A. The Mid-Cap Value Equity Fund returned 32.94% for the twelve-month period ended December 31, 2003, while the Russell Mid-Cap Value Index returned 38.07% for the same period. Our Lipper peer group of 56 Mid-Cap Value funds returned 35.83% for the year.

Q. WHY DID THE FUND UNDERPERFORM ITS BENCHMARK FOR THE ANNUAL PERIOD ENDED DECEMBER 31, 2003?

A. The Mid-Cap Value Equity Fund underperformed its benchmark mainly due to the performance of certain holdings within the Energy, Utility and Healthcare sectors. In addition, our industry allocation within the Technology sector contributed to the Fund's underperformance. Holdings in the Energy sector, such as Weatherford International and Ensco International, detracted from performance. Disappointing individual stock selection in the Utility sector, along with an underweight position in unregulated utilities, hurt Fund returns. Of the regulated utilities, FirstEnergy lagged due to operational and accounting issues, while Pepco Holdings was weak due to unexpected trading losses. Meanwhile, the more speculative unregulated utilities rallied, based on an improved outlook for their liquidity. Within Healthcare, Tenet Healthcare was down due to corporate governance and accounting issues, while AmerisourceBergen performed poorly due to concerns about healthcare utilization trends and the loss of a large contract. Lastly, within Technology, the Fund was underweight some of the more richly valued, more cyclical industries, like software, semiconductors and communications equipment, all of which performed extremely well in the period. At the same time, it was overweight the more defensive IT Consulting and Electronic Equipment industries, which were relative underperformers.

    On the positive side, solid stock selection in the Financials and Consumer Discretionary sectors benefited the Fund. Within Financials, insurance company Everest Re performed well due to reduced concerns about asbestos liability exposure, strong new business and a good pricing environment. Meanwhile, our regional bank holdings outperformed nicely via positions in firms like Zions Bancorporation, which was up due to a turnaround in operations and Banknorth Group, which was strong due to continued solid fundamentals and the narrowing of a valuation gap with its peer group. In the Consumer Discretionary sector, retailers Federated Department Stores, Michaels Stores and Neiman Marcus performed well due to their leverage in an improving economy.

Q.  WHAT HAS YOUR INVESTMENT STRATEGY BEEN FOR THE FUND?

A. We have continued to focus on investing in attractively valued companies with solid earnings prospects, strong market share and superior long-term fundamentals. New companies being purchased in the Fund have been priced reasonably based on their earnings outlook in comparison to the market, as well as to the relevant peer group.

Q.  WHICH INVESTMENTS STAND OUT?

A. Economically sensitive sectors, including Financials, Consumer Discretionary and Technology were a major focus of investors over the past twelve months. The Fund's performance benefited from these trends. Financials holdings such as Legg Mason, up 60%, and Zions Bancorporation, up 59%, stand out. Strong stock picks in the Consumer Discretionary sector include Neiman Marcus, up 77%, and Federated Department Stores, up 65%. In the Information Technology sector, our investment in Vishay Intertechnology returned 105%, while Arrow Electronics and 3Com were up 81% and 76%, respectively. Finally, several investments in the Healthcare sector also posted solid returns, including Millennium Pharmaceuticals, up 135%, Manor Care, up 87% and Caremark RX, up 56%.

Q.  WHAT CHANGES HAVE YOU MADE IN THE FUND?

A. Over the course of the last year, we have repositioned the Fund in several areas. We continued to narrow our big sector bets and position the portfolio for an economic recovery by selectively taking profits in over-weighted Energy and Healthcare, while adding to positions in the underweighted Consumer Discretionary and Financial sectors. To capture the extraordinary yields available in Real Estate Investment Trusts, we added to our holdings in this industry.

                                                       MID-CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------

CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE CHART OMITTED, PLOT POINTS FOLLOWS]

                    Mid-Cap Value Equity Fund             Russel MidCap Value
5/1/97                      $10,000                             $10,000
06/97                        11,450                              10,983
12/97                        13,256                              12,877
06/98                        14,975                              13,798
12/98                        14,142                              13,525
06/99                        17,393                              14,574
12/99                        16,583                              13,515
06/00                        15,869                              13,402
12/00                        17,958                              16,093
06/01                        18,343                              16,626
12/01                        18,016                              16,472
06/02                        18,005                              16,944
12/02                        15,537                              14,886
06/03                        17,476                              16,840
12/03                        20,654                              20,554



AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED DECEMBER 31, 2003
---------------------------------------------------------------

                                 ONE       FIVE        SINCE
                                YEAR       YEAR      INCEPTION
---------------------------------------------------------------
Mid-Cap Value Equity Fund      32.94%      7.87%        11.49%
---------------------------------------------------------------
Russell MidCap Value Index     38.07%      8.73%        11.41%
---------------------------------------------------------------
Lipper peer group average*     35.83%     10.46%         N/A
---------------------------------------------------------------
Inception date                 5/1/97
---------------------------------------------------------------


Mid-Cap Value Equity Fund (ending value $20,654)
Russell MidCap Value (ending value $20,554)


INVESTMENT PROFILE

A fund designed for investors who seek long-term growth of capital and future income by investing primarily in equity securities of mid-cap companies that the portfolio manager believes are undervalued by the market and have above-average growth potential.



TOP TEN HOLDINGS
AS OF DECEMBER 31, 2003
as a % of Market Value
---------------------------------------------------------------
  Republic Services Inc.                                 2.53%
---------------------------------------------------------------
  Federated Department Stores                            2.37%
---------------------------------------------------------------
  Banknorth Group Inc.                                   2.30%
---------------------------------------------------------------
  Old Republic International Corp.                       2.18%
---------------------------------------------------------------
  Molex Inc. (Class A)                                   1.89%
---------------------------------------------------------------
  Hartford Financial Services Group Inc.                 1.89%
---------------------------------------------------------------
  Conoco Phillips                                        1.80%
---------------------------------------------------------------
  Viad Corp.                                             1.72%
---------------------------------------------------------------
  Burlington Northern Santa Fe Corp.                     1.72%
---------------------------------------------------------------
  Thermo Electron Corp.                                  1.70%
---------------------------------------------------------------





PORTFOLIO COMPOSITION
AS OF DECEMBER 31, 2003
as a % of Market Value
---------------------------------------------------------------

Market Value of $239,242 (in thousands)


[PIE CHART OMITTED, PLOT POINTS FOLLOWS]

Financials                       24.7%
Industrials                      13.8%
Information Technology           11.5%
Consumer Discretionary            9.4%
Short Term                        8.6%
Materials                         8.3%
Utilities                         8.2%
Energy                            5.2%
Healthcare                        5.1%
Consumer Staples                  4.5%
Telecommunication Services        0.7%



* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED IN THE MID CAP VALUE PEER GROUP CONSISTING OF 56 AND 17 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

  SEE NOTES TO PERFORMANCE ON PAGE 63 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES.

  PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES.

                                                       MID-CAP VALUE EQUITY FUND

                                       SCHEDULE OF INVESTMENTS December 31, 2003
--------------------------------------------------------------------------------

MID-CAP VALUE EQUITY FUND

                                      NUMBER
                                   OF SHARES         VALUE
---------------------------------------------------------------


COMMON STOCK -- 96.3%+
---------------------------------------------------------------


CONSUMER - DISCRETIONARY -- 9.9%

Brinker International Inc. .......     9,496  $    314,887(a)
Delphi Corp. .....................   145,098     1,481,451
Entercom Communications
   Corp. .........................    12,593       666,925(a)
Federated Department Stores ......   120,454     5,676,997(h)
Interpublic Group of Cos. Inc. ...    76,837     1,198,657(a)
Jones Apparel Group Inc. .........    56,225     1,980,807
Lear Corp. .......................    38,451     2,358,200
Marriott International
   Inc. (Class A) ................    17,990       831,138
Michaels Stores Inc. .............    36,274     1,603,311
Neiman-Marcus Group
   Inc. (Class A) ................    50,077     2,687,633(a,l)
New York Times Co. (Class A) .....    48,970     2,340,276
Regal Entertainment Group
   (Class A) .....................    35,282       723,987(l)
Sherwin-Williams Co. .............    17,990       624,973
                                                22,489,242

CONSUMER - STAPLES -- 4.8%

Clorox Co. .......................    27,206     1,321,123
Kroger Co. .......................   115,232     2,132,944(a,h)
Pepsi Bottling Group Inc. ........    23,923       578,458
RJ Reynolds Tobacco
   Holdings Inc. .................    39,902     2,320,301(l)
Safeway Inc. .....................    48,970     1,072,933(a)
Tyson Foods Inc. (Class A) .......   257,282     3,406,414
                                                10,832,173

ENERGY -- 5.5%

Conoco Phillips ..................    65,749     4,311,162
Devon Energy Corp. ...............    36,274     2,077,049
ENSCO International Inc. .........    77,265     2,099,290
Pioneer Natural Resources Co. ....    30,833       984,498(a)
Valero Energy Corp. ..............    27,206     1,260,726
Weatherford International Ltd. ...    49,333     1,775,988(a)
                                                12,508,713

FINANCIAL -- 26.0%

AG Edwards Inc. ..................    39,902     1,445,649
Apartment Investment &
   Management Co.
   (Class A) (REIT) ..............    39,872     1,375,584
Astoria Financial Corp. ..........    36,274     1,349,393
Banknorth Group Inc. .............   169,136     5,501,994
Boston Properties Inc. (REIT) ....    27,206     1,311,057
City National Corp. ..............    30,833     1,915,346
Cullen Inc. ......................    12,593       510,898


                                      NUMBER
                                   OF SHARES         VALUE
---------------------------------------------------------------
Equity Residential (REIT) ........    72,549  $  2,140,921
Everest Re Group Ltd. ............    27,206     2,301,628
Hartford Financial Services
   Group Inc. ....................    76,653     4,524,827
Kimco Realty Corp. (REIT) ........    11,855       530,511
Legg Mason Inc. ..................    18,137     1,399,814
M&T Bank Corp. ...................    26,279     2,583,226
Maguire Properties Inc. (REIT) ...    84,669     2,057,457
MBIA Inc. ........................    18,137     1,074,254
National Commerce
   Financial Corp. ...............    90,686     2,473,914
Nationwide Financial
   Services (Class A) ............    54,412     1,798,861
North Fork BanCorporation Inc. ...    53,043     2,146,650
Old Republic International
   Corp. .........................   205,925     5,222,245
Plum Creek Timber
   Co Inc. (REIT) ................    45,343     1,380,694
Public Storage Inc. (REIT) .......    36,274     1,573,929
SouthTrust Corp. .................    72,549     2,374,529
Stancorp Financial Group Inc. ....     7,320       460,282
Torchmark Corp. ..................    77,135     3,512,728
Vornado Realty Trust (REIT) ......    27,206     1,489,529
Waddell & Reed Financial
   Inc. (Class A) ................   112,088     2,629,584
Zions Bancorporation .............    63,480     3,893,228
                                                58,978,732

HEALTHCARE -- 5.4%

AmerisourceBergen Corp. ..........    54,412     3,055,234
Caremark Rx Inc. .................    73,345     1,857,829(a)
Manor Care Inc. ..................    91,723     3,170,864
Millennium
   Pharmaceuticals Inc. ..........    17,990       335,873(a)
Oxford Health Plans ..............     2,527       109,925
Tenet Healthcare Corp. ...........   108,823     1,746,609(a,h)
Watson Pharmaceuticals Inc. ......    41,368     1,902,928(a)
                                                12,179,262

INDUSTRIALS -- 14.6%

AGCO Corp. .......................    54,412     1,095,858(a,l)
Allete Inc. ......................    90,686     2,774,992
Burlington Northern
   Santa Fe Corp. ................   126,960     4,107,156
Dover Corp. ......................    77,870     3,095,333
DRS Technologies Inc. ............    14,371       399,226(a,l)
Harsco Corp. .....................     7,759       339,999
Jacobs Engineering
   Group Inc. ....................    18,137       870,757(a)
L-3 Communications
   Holdings Inc. .................    17,103       878,410(a,l)
Pitney Bowes Inc. ................    54,412     2,210,215
Republic Services Inc. ...........   235,784     6,043,144
Textron Inc. .....................    69,352     3,957,225
United Defense Industries Inc. ...    99,755     3,180,189(a)
Viad Corp. .......................   164,819     4,120,475
                                                33,072,979


------------
See Notes to Schedules of Investments on page 64 and Notes to Financial Statements.

                                                       MID-CAP VALUE EQUITY FUND
                                       SCHEDULE OF INVESTMENTS December 31, 2003
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES         VALUE
---------------------------------------------------------------
INFORMATION TECHNOLOGY -- 12.1%

Advanced Fibre
   Communications Inc. ...........    85,996  $  1,732,819(a)
Arrow Electronics Inc. ...........    68,266     1,579,675(a)
BMC Software Inc. ................    81,617     1,522,157(a)
Computer Sciences Corp. ..........    53,167     2,351,576(a)
Intersil Corp. (Class A) .........    17,990       447,052
Mettler Toledo International Inc.     76,410     3,225,266    (a)
Micron Technology Inc. ...........     7,739       104,244(a)
Molex Inc. (Class A) .............   154,166     4,526,314(h)
Peoplesoft Inc. ..................    35,980       820,344(a)
Siebel Systems Inc. ..............    26,985       374,282(a)
Storage Technology Corp. .........    17,990       463,243(a)
Thermo Electron Corp. ............   161,822     4,077,914(a)
3Com Corp. .......................   144,372     1,179,519(a)
Unisys Corp. .....................   272,058     4,040,061(a)
Vishay Intertechnology Inc. ......    49,216     1,127,046(a,l)
                                                27,571,512

MATERIALS -- 8.7%

Arch Coal Inc. ...................    17,990       560,748
Bowater Inc. .....................    43,529     2,015,828
Cabot Corp. ......................    61,085     1,944,946(h)
Lubrizol Corp. ...................    27,206       884,739
Martin Marietta Materials Inc. ...    46,177     2,168,934
Newmont Mining Corp. .............    18,137       881,640
Pactiv Corp. .....................    85,489     2,043,187(a)
Peabody Energy Corp. .............    17,990       750,363
PPG Industries Inc. ..............    27,206     1,741,728
Praxair Inc. .....................    74,725     2,854,495
Rohm & Haas Co. ..................    43,802     1,870,783
Sealed Air Corp. .................    39,197     2,122,126(a)
                                                19,839,517

TELECOMMUNICATION SERVICES -- 0.7%

Telephone & Data Systems Inc. ....    26,190     1,638,185

UTILITIES -- 8.6%

Ameren Corp. .....................    10,794       496,524
Consolidated Edison Inc. .........     9,085       390,746
DTE Energy Co. ...................    48,217     1,899,750(l)
Entergy Corp. ....................    27,206     1,554,279
FirstEnergy Corp. ................    72,549     2,553,725
OGE Energy Corp. .................   145,098     3,509,921(l)
Pepco Holdings Inc. ..............   105,749     2,066,335
Public Service Enterprise
   Group Inc. ....................    27,206     1,191,623
SCANA Corp. ......................    79,185     2,712,086
TECO Energy Inc. .................    53,970       777,708(l)
Wisconsin Energy Corp. ...........    72,549     2,426,764
                                                19,579,461

TOTAL INVESTMENTS IN SECURITIES
   (COST $189,187,134) ...........             218,689,776



                                      NUMBER
                                   OF SHARES         VALUE
---------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 9.1%
---------------------------------------------------------------

GEI Short-Term
   Investment Fund ...............10,552,726  $ 10,552,726(j)
State Street Navigator Securities
   Lending Prime Portfolio ....... 9,999,884     9,999,884(e,m)

TOTAL SHORT-TERM INVESTMENTS
   (COST $20,552,610) ............              20,552,610


LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET (5.4)% ....................             (12,313,843)
                                              ------------

NET ASSETS-- 100% ................            $226,928,543
                                              ============



---------------------------------------------------------------
OTHER INFORMATION
---------------------------------------------------------------

The Mid-Cap Value Equity Fund had the following long futures contracts open at December 31, 2003:

                                NUMBER    CURRENT
                   EXPIRATION     OF     NOTIONAL  UNREALIZED
DESCRIPTION           DATE     CONTRACTS   VALUE  DEPRECIATION
---------------------------------------------------------------
S&P MidCap 400    March 2004       1     $290,250  $(2,225)


---------
See Notes to Schedules of Investments on page 64 and Notes to Financial Statements.

                                                     SMALL-CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------

  Q&A

Q. HOW DID THE SMALL-CAP VALUE EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE ONE-YEAR PERIOD ENDED DECEMBER 31, 2003?

A. For the one-year period ended December 31, 2003, the Small-Cap Value Equity Fund rose 24.11%, while the Russell 2000 Index gained 47.29%. Our Lipper peer group of 652 Small-Cap Core funds returned 40.17% for the same period.

Q.  WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. The torrid pace of micro-caps and "low quality" companies drove the performance of the Russell 2000 throughout the last 12 months. The "non-earnings" stories in the Russell 2000 Index have returned over 70% during the year.

Q.  WHAT INVESTMENT STRATEGIES AND TECHNIQUES BY THE FUND IMPACTED PERFORMANCE?

A. Throughout the year, the Russell 2000 Index was driven by micro-caps, low priced stocks, and speculative, lower quality companies. These factors are contrary to our strategy of investing for the long-term in companies with strong valuation metrics.

Q.  WHICH STOCKS/SECTORS HAVE YOU LIKED?

A. We have focused on companies with attractive valuation parameters that are free cash flow generators. We found many such companies in the Industrials sector. Our research screens have uncovered attractive small regional banks, which have also produced strong results.

Q.  WHY DID THE FUND UNDERPERFORM ITS BENCHMARK FOR THE PAST TWELVE MONTHS?

A. The Fund's result was hindered by the run-up in lower quality stocks from the March bottom through year-end. Micro-caps, stocks with low share prices, and "non-earnings" stories dominated small cap performance. Companies with stronger valuation metrics regained some effectiveness in the fourth quarter.

Q.  DID THE WEIGHTINGS OF THE FUND CHANGE? WHY?

A. The most significant reduction in sector allocation occurred in the Industrials sector. We reduced the exposure to commercial services and transportation. We invested some of those assets into the manufacturing and transportation groups. We increased the allocation to the Information Technology sector, concentrating on themes in digital chip technology, flat panel display, semiconductor test services, and efficiency improvement software solutions.

Q.  WHICH SECTORS HAVE PERFORMED WELL? WHICH HAVE NOT PERFORMED WELL?

A. During the year, the Fund's performance was hampered by a higher relative allocation and lower relative return in the Industrials sector. The Fund also carried a lower average allocation to Information Technology during the first quarter, which hindered early results. Holdings in all sectors, except Consumer Staples, provided double-digit positive returns. The holdings in the Consumer Staples sector declined an average of 6.8% for the 12-month period.

Q.  WHICH INVESTMENTS STAND OUT IN TERMS OF OVER OR UNDER PERFORMANCE IMPACT?

A. Tier Technologies, which provides business solutions primarily to state and local governments, was the largest detractor from return. The Fund's holding declined 58.8% on disappointing financial results. The position was sold and the assets were redeployed within the information technology sector. Moore-Wallace, one of the largest integrated providers of commercial print, direct mail, outsourced customer communications, forms, labels, fulfillment and distribution services, was acquired by RR Donnelly in November. The Fund's holding rose 92.1% during the year and was the largest contributor to return. The position was sold in late December.

                                                     SMALL-CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------

CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE CHART OMITTED, PLOT POINTS FOLLOWS]

                   Small-Cap Value Equity Fund            Russell 2000
4/28/00                     $10,000                         $10,000
06/00                         9,890                          10,241
09/00                        10,300                          10,362
12/00                        11,326                           9,650
03/01                        10,663                           9,021
06/01                        12,029                          10,312
09/01                        10,934                           8,171
12/01                        12,455                           9,896
03/02                        12,797                          10,295
06/02                        12,466                           9,433
09/02                        10,568                           7,419
12/02                        10,730                           7,876
03/03                         9,737                           7,524
06/03                        11,116                           9,288
09/03                        11,680                          10,132
12/03                        13,317                          11,601



AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------


                                  ONE       THREE      SINCE
                                  YEAR      YEARS    INCEPTION
---------------------------------------------------------------
Small-Cap Value Equity Fund      24.11%     5.55%      8.10%
---------------------------------------------------------------
Russell 2000                     47.29%     6.33%      4.13%
---------------------------------------------------------------
Lipper peer group average*       40.17%     3.51%      N/A
---------------------------------------------------------------
Inception date                   4/28/00
---------------------------------------------------------------


Small-Cap Value Equity Fund (ending value $13,317)
Russell 2000 (ending value $11,601)


INVESTMENT PROFILE

A fund designed for investors who seek long-term growth of capital by investing primarily in equity securities of small-cap companies that the portfolio managers believe are undervalued by the market but have solid growth prospects.




TOP TEN HOLDINGS
AS OF DECEMBER 31, 2003
as a % of Market Value
---------------------------------------------------------------
  Massey Energy Co.                                      1.78%
---------------------------------------------------------------
  Noven Pharmaceuticals Inc.                             1.74%
---------------------------------------------------------------
  IKON Office Solutions Inc.                             1.62%
---------------------------------------------------------------
  Manitowoc Co.                                          1.52%
---------------------------------------------------------------
  PerkinElmer Inc.                                       1.51%
---------------------------------------------------------------
  Verity Inc.                                            1.40%
---------------------------------------------------------------
  Cambrex Corp.                                          1.36%
---------------------------------------------------------------
  Yardville National BanCorp.                            1.24%
---------------------------------------------------------------
  Varian Inc.                                            1.22%
---------------------------------------------------------------
  Woodward Governor Co.                                  1.21%
---------------------------------------------------------------





PORTFOLIO COMPOSITION
AS OF DECEMBER 31, 2003
as a % of Market Value
---------------------------------------------------------------


Market Value of $107,288 (in thousands)


[PIE CHART OMITTED, PLOT POINTS FOLLOWS]


Technology                       28.1%
Short Term                       19.8%
Consumer - Discretionary         14.3%
Financial Services               10.2%
Healthcare                        8.9%
Materials & Processing            5.8%
Energy                            5.2%
Autos & Transportation            2.8%
Real Estate Investment Trusts     2.1%
Producer Durables                 1.5%
Utilities                         0.7%
Broadcast/Cable                   0.6%



* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED IN THE SMALL CAP VALUE PEER GROUP CONSISTING OF 652 AND 491 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

  SEE NOTES TO PERFORMANCE ON PAGE 63 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES.

  PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES.

                                                     SMALL-CAP VALUE EQUITY FUND

                                       SCHEDULE OF INVESTMENTS December 31, 2003
--------------------------------------------------------------------------------

SMALL-CAP VALUE EQUITY FUND

                                      NUMBER
                                   OF SHARES         VALUE
---------------------------------------------------------------


COMMON STOCK -- 99.7%+
---------------------------------------------------------------

AUTOS & TRANSPORTATION -- 3.5%

Central Freight Lines Inc. .......     2,500  $     44,375(a)
Covenant Transport Inc.
   (Class A) .....................    18,800       357,388(a)
Genesee & Wyoming Inc.
   (Class A) .....................    30,500       960,750(a)
Pacer International Inc. .........    44,200       893,724(a)
Wabtec Corp. .....................    43,100       734,424
                                                 2,990,661

BROADCAST/CABLE -- 0.8%

Regent Communications Inc. .......   103,800       659,130(a)

CONSUMER - DISCRETIONARY -- 17.8%

Alliance Gaming Corp. ............    41,100     1,013,115(a)
American Eagle Outfitters ........    50,200       823,280(a)
Ameristar Casinos Inc. ...........    43,900     1,074,233(a,l)
Boyds Collection Ltd. ............    94,000       399,500(a)
Catalina Marketing Corp. .........    45,200       911,232(a)
Chiquita Brands
   International Inc. ............    50,500     1,137,765(a,l)
Dave & Buster's Inc. .............    50,000       634,000(a,l)
Digital Theater Systems Inc. .....    16,200       399,978(a,l)
IKON Office Solutions Inc. .......   146,800     1,741,048
Kenneth Cole Productions
   Inc. (Class A) ................    38,100     1,120,140(l)
Linens 'n Things Inc. (REIT) .....    31,400       944,512(a)
Spherion Corp. ...................    99,700       976,063(a)
Talbots Inc. .....................    18,400       566,352
Tommy Hilfiger Corp. .............    72,700     1,076,687(a)
Triarc Cos. (Class A) ............    25,900       306,138(l)
Triarc Cos. (Class B) ............    50,500       544,390(l)
Warnaco Group Inc.. ..............    45,100       719,345(a)
Wet Seal Inc.. (Class A) .........    99,500       984,055(a,l)
                                                15,371,833

ENERGY -- 6.4%

Key Energy Services Inc. .........   122,700     1,265,037(a)
Massey Energy Co. ................    91,600     1,905,280(l)
Oil States International Inc. ....    56,100       782,034(a,l)
Spinnaker Exploration Co. ........    21,100       680,897(a)
Westport Resources Corp. .........    30,700       916,702(a)
                                                 5,549,950

FINANCIAL SERVICES -- 12.6%

AG Edwards Inc. ..................    21,000       760,830
FirstMerit Corp. .................    21,100       569,067
Greater Bay BanCorp. .............    40,000     1,139,200(l)
Providian Financial Corp. ........    56,900       662,316(a)


                                      NUMBER
                                   OF SHARES         VALUE
---------------------------------------------------------------
Raymond James Financial Inc. .....    22,600  $    852,020
Sandy Spring BanCorp Inc.. .......    17,700       661,980(l)
Sky Financial Group Inc. .........    30,900       801,546
Sterling Bancorp .................    31,000       883,500(l)
Waddell & Reed Financial
   Inc. (Class A) ................    51,400     1,205,844
Webster Financial Corp. ..........    15,900       729,174
Westamerica Bancorporation .......    15,200       755,440
WFS Financial Inc. ...............    12,800       543,488(a)
Yardville National BanCorp. ......    51,500     1,325,610
                                                10,890,015

HEALTHCARE -- 11.1%

Advanced Medical Optics Inc. .....    51,700     1,015,905(a,l)
Axcan Pharma Inc. ................    32,300       505,495(a,l)
Centene Corp. ....................    26,950       754,869(a,l)
Charles River Laboratories
   International Inc. ............    27,200       933,776(a)
Computer Programs &
   Systems Inc. ..................    38,800       780,656(l)
InterMune Inc. ...................    34,300       794,388(a)
Nabi Biopharmaceuticals ..........    63,700       809,627(a)
Noven Pharmaceuticals Inc. .......   123,000     1,870,830(a)
Protein Design Labs Inc. .........    41,300       739,270(a)
Salix Pharmaceuticals Ltd. .......    35,400       802,518(a)
Vicuron Pharmaceuticals Inc. .....    27,900       520,335(a)
                                                 9,527,669

MATERIALS & PROCESSING -- 7.2%

Cambrex Corp. ....................    57,600     1,454,976
EMCOR Group Inc. .................    19,000       834,100(a)
Harsco Corp. .....................    18,600       815,052
Mueller Industries Inc. ..........    17,700       608,172(a)
Olin Corp. .......................    51,800     1,039,108
Packaging Corp of America ........    47,000     1,027,420
Spartech Corp. ...................    18,700       460,768
                                                 6,239,596

PRODUCER DURABLES -- 1.9%

Manitowoc Co. ....................    52,200     1,628,640

REAL ESTATE INVESTMENT TRUSTS -- 2.6%

CarrAmerica Realty
   Corp. (REIT) ..................    18,200       541,996
Cedar Shopping Centers Inc. ......    40,900       507,978(a)
Federal Realty Investment
   Trust (REIT) ..................    22,500       863,775
Gables Residential
   Trust (REIT) ..................    10,500       364,770
                                                 2,278,519

TECHNOLOGY -- 34.9%

Amkor Technology Inc. ............    44,700       813,987(a)
Apogee Enterprises Inc. ..........    47,900       543,665
Centillium Communications Inc. ...    79,900       449,837(a)
CommScope Inc. ...................    62,600     1,022,258(a)

------------
See Notes to Schedules of Investments on page 64 and Notes to Financial Statements.

                                                     SMALL-CAP VALUE EQUITY FUND

                                       SCHEDULE OF INVESTMENTS December 31, 2003
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES         VALUE
---------------------------------------------------------------

Cray Inc. ........................    81,400  $    808,302(a)
Dade Behring Holdings Inc. .......    25,700       918,518(a)
Diversa Corp. ....................    48,600       449,550(a)
Drexler Technology Corp. .........    59,700       816,099(a,l)
DRS Technologies Inc. ............    44,400     1,233,432(a)
Information Holdings Inc. ........    21,200       468,520(a)
Intergraph Corp. .................    37,300       892,216(a)
Intermagnetics General Corp. .....    40,000       886,400(a)
Magnetek Inc. ....................   141,700       933,803(a,l)
Micros Systems Inc. ..............    19,000       823,840(a)
Monolithic System
   Technology Inc. ...............   132,200     1,130,310(a,l)
Network Associates Inc. ..........    76,800     1,155,072(a)
Park Electrochemical Corp. .......    37,300       988,077
PerkinElmer Inc. .................    95,200     1,625,064
Photon Dynamics Inc. .............    27,800     1,118,672(a,l)
Quantum Corp. ....................   378,300     1,180,296(a)
Reynolds & Reynolds
   Co. (Class A) .................    24,100       700,105
Rudolph Technologies Inc. ........    39,200       961,968(a)
Semitool Inc. ....................    22,000       235,862(a)
Semtech Corp. ....................    40,400       918,292(a)
SonicWALL Inc. ...................   129,100     1,006,980(a)
Teledyne Technologies Inc. .......    55,600     1,048,060(a)
Varian Inc. ......................    31,300     1,306,149(a)
Veritas DGC Inc. .................    55,300       579,544(a)
Verity Inc. ......................    89,800     1,498,762(a)
Vishay Intertechnology Inc. ......    50,500     1,156,450(a)
Woodward Governor Co. ............    22,900     1,301,407
Zoran Corp.                           68,520     1,191,563(a,l)
                                                30,163,060

UTILITIES -- 0.9%

Black Hills Corp. ................    26,500       790,495

TOTAL INVESTMENTS IN SECURITIES
   (COST $72,211,237) ............              86,089,568



---------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 24.6%
---------------------------------------------------------------

GEI Short-Term
   Investment Fund ............... 6,522,960     6,522,960(j)
State Street Navigator Securities
   Lending Prime Portfolio .......14,675,494    14,675,494(e,m)

TOTAL SHORT-TERM INVESTMENTS
   (COST $21,198,454) ............              21,198,454


LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET (24.3)% ...................             (20,957,662)
                                               -----------


NET ASSETS-- 100% ................             $86,330,360
                                               ===========

--------
See Notes to Schedules of Investments on page 64 and Notes to Financial Statements.

                                                       INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

  Q&A

Q. HOW DID THE INTERNATIONAL EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2003?

A. The International Equity Fund returned 37.91% for the twelve months ended December 31, 2003, while the MSCI EAFE index, the Fund's benchmark, returned 38.59%. Our Lipper peer group of 179 International funds returned an average of 35.41% for the same period.

Q.  HOW DID MARKET CONDITIONS AFFECT FUND PERFORMANCE?

A. Since the lows were reached at the end of the first quarter the international markets have marched steadily higher, accelerating in the fourth quarter and closing the year on an optimistic note not seen for several years. A global recovery, led by the U.S. and China appears to be underway and interest rates remain low. Growing consumer and business confidence overshadowed geopolitical concerns, including war, terrorism and SARS.

Q.  WHICH STOCKS AND SECTORS SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE?

A.  The top three performers in the portfolio came from separate sectors:
    Energy, Capital Markets Banking, and Industrials: China Petroleum, feeding China's growing need for energy; Credit Suisse Group, capitalizing on a recovery in markets and insurance; and Embraer (Brazil - aerospace), the world's leading regional jet manufacturer. Defensive stocks Amersham (UK - healthcare) and Suez (France - utility) and poorly organized Sony (Japan) were the worst performers during the year. The more cyclical sectors of Information Technology, Materials and Industrials, plus holdings in the Financials sector were the top performers. The worst was Consumer Staples, a highly defensive sector. However, returns were all firmly in double digits, ranging from 18.94% to 47.33%. Major new positions were added in the Materials and Consumer Staples sectors and significant swaps were made in Healthcare, Financials and Industrials, where fundamental changes in performance and potential offered better opportunities for the portfolio. Energy stocks were reduced during the period.

Q.  WHAT WORLD EVENTS HAVE IMPACTED THE FINANCIAL MARKETS OVER THE PAST YEAR?

A. China dominated the headlines for much of the year, starting with SARS but increasingly demonstrating its economic importance as the year progressed. Many other countries started to benefit from the sheer scale of China's activity, reducing the extent of America's role as the engine of the world economy. Europe's environment, while improving, has been weak, with high unemployment prevailing. The U.K. has continued to outperform economically but has paid a minor price with interest rates moving higher in the fourth quarter. Japan has also shown signs of recovery although lack of real reform makes those changes fairly ineffectual.

                                                       INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE CHART OMITTED, PLOT POINTS FOLLOWS]

                    International Equity Fund            MSCI EAFE
5/1/95                      $10,000                      $10,000
12/95                        10,670                       10,522
12/96                        11,728                       11,158
12/97                        12,921                       11,356
12/98                        15,176                       13,626
12/99                        19,778                       17,300
12/00                        17,262                       14,849
12/01                        13,662                       11,640
12/02                        10,406                        9,784
12/03                        14,351                       13,562



AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED DECEMBER 31, 2003
---------------------------------------------------------------

                                 ONE       FIVE       SINCE
                                YEAR       YEAR     INCEPTION
---------------------------------------------------------------
International Equity Fund       37.91%    -1.11%      4.25%
---------------------------------------------------------------
MSCI EAFE                       38.59%    -0.10%      3.58%
---------------------------------------------------------------
Lipper peer group average*      35.41%     1.33%       N/A
---------------------------------------------------------------
Inception date                  5/1/95
---------------------------------------------------------------


International Equity Fund (ending value $14,351)
MSCI EAFE (ending value $13,562)


INVESTMENT PROFILE

A fund designed for investors who seek long-term growth of capital by investing primarily in equity securities of companies located in developed and developing countries other than the United States.



TOP TEN HOLDINGS
AS OF DECEMBER 31, 2003
as a % of Market Value
---------------------------------------------------------------
  Total S.A. (Series B)                                  2.65%
---------------------------------------------------------------
  Vodafone Group PLC.                                    2.49%
---------------------------------------------------------------
  BHP Billiton PLC.                                      2.46%
---------------------------------------------------------------
  BNP Paribas                                            2.06%
---------------------------------------------------------------
  Carrefour S.A.                                         2.02%
---------------------------------------------------------------
  GlaxoSmithKline PLC.                                   1.98%
---------------------------------------------------------------
  Taiwan Semiconductor Manufacturing Co Ltd.             1.94%
---------------------------------------------------------------
  Credit Suisse Group                                    1.94%
---------------------------------------------------------------
  Nestle S.A.                                            1.87%
---------------------------------------------------------------
  Novartis AG                                            1.82%
---------------------------------------------------------------



PORTFOLIO COMPOSITION
AS OF DECEMBER 31, 2003
as a % of Market Value
---------------------------------------------------------------


Market Value of $47,255 (in thousands)


[PIE CHART OMITTED, PLOT POINTS FOLLOWS]


Continental Europe               44.0%
United Kingdom                   18.8%
Japan                            11.8%
United States                     9.8%
Emerging Asia                     6.8%
Latin America                     4.5%
Canada                            2.1%
Emerging Europe                   1.4%
Pacific Basin ex Japan            0.8%



* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED IN THE INTERNATIONAL PEER GROUP CONSISTING OF 179 AND 104 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

  SEE NOTES TO PERFORMANCE ON PAGE 63 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES.

  PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES.

                                                       INTERNATIONAL EQUITY FUND

                                       SCHEDULE OF INVESTMENTS December 31, 2003
--------------------------------------------------------------------------------

                                                       INTERNATIONAL EQUITY FUND

                                      NUMBER
                                   OF SHARES         VALUE
---------------------------------------------------------------


COMMON STOCK -- 92.7%+
---------------------------------------------------------------


AUSTRALIA -- 0.4%

Woolworths Ltd. ..................    20,642  $    183,522

BRAZIL -- 3.5%

Aracruz Celulose S.A. ADR ........     6,329       221,768(l)
Cia Vale do Rio Doce ADR .........    12,073       673,041(l)
Empresa Brasileira de
   Aeronautica S.A. ADR ..........    20,126       705,014
                                                 1,599,823

CANADA -- 2.2%

Bank of Nova Scotia ..............     1,721        87,631(l)
Canadian Pacific Railway Ltd. ....    12,452       352,481
Petro-Canada .....................    11,639       575,623
                                                 1,015,735

CHINA -- 2.4%

China Petroleum &
   Chemical Corp. ................ 1,494,000       668,704
Huaneng Power
   International Inc. ............   240,000       415,778
                                                 1,084,482

FINLAND -- 1.7%

Nokia Oyj ........................     3,848        66,544
Sampo Oyj (Series A) .............    37,283       385,621
Stora Enso Oyj (Series R) ........    23,398       315,200
                                                   767,365

FRANCE -- 12.0%

Accor ............................    10,557       478,047
AXA ..............................    21,770       465,989
BNP Paribas ......................    15,483       974,912(h)
Carrefour S.A. ...................    17,361       953,014(h)
Credit Agricole S.A. .............    11,970       285,812
Lagardere S.C.A. .................     6,629       382,706
Renault S.A. .....................     3,957       273,017
Total S.A. (Series B) ............     6,741     1,253,307(h)
Veolia Environnement .............    12,913       346,931
                                                 5,413,735

GERMANY -- 4.7%

Allianz AG .......................     1,733       218,767
BASF AG ..........................     3,072       172,742


                                      NUMBER
                                   OF SHARES         VALUE
---------------------------------------------------------------
Bayerische Motoren Werke AG ......     6,153  $    285,220
Deutsche Boerse AG ...............     4,818       263,446
E.ON AG ..........................     8,000       522,098
Muenchener
   Rueckversicherungs AG .........     2,711       328,684
Schering AG ......................     5,692       288,261
Siemens AG .......................       603        48,298(l)
                                                 2,127,516

HONG KONG -- 0.4%

Johnson Electric Holdings Ltd. ...   157,200       199,442

IRELAND -- 2.2%

Bank of Ireland ..................    45,346       617,730
CRH PLC. .........................    18,547       380,157
                                                   997,887

ISRAEL -- 0.7%

Teva Pharmaceutical
   Industries ADR ................     5,428       307,822(l)

ITALY -- 5.5%

Banca Intesa S.p.A ...............   154,654       604,726
ENI-Ente Nazionale
   Idrocarburi S.p.A .............    43,308       817,214(l)
Mediaset S.p.A ...................    12,580       149,475(l)
Riunione Adriatica di
   Sicurta S.p.A .................    30,568       520,519
Telecom Italia S.p.A .............   195,190       397,618(a)
                                                 2,489,552

JAPAN -- 12.3%

Aiful Corp. ......................     2,650       193,860
Asahi Glass Co Ltd. ..............    52,000       426,985
Canon Inc. .......................    12,000       558,738
Chugai Pharmaceutical Co Ltd. ....    21,500       309,149
Daikin Industries Ltd. ...........    21,000       484,977
Honda Motor Co Ltd. ..............    11,000       488,570
Hoya Corp. .......................     4,400       403,994
Komatsu Ltd. .....................   122,000       774,097
Mitsubishi Estate Co Ltd. ........    22,000       208,566
Mitsui & Co Ltd. .................    50,000       402,631
Mitsui Sumitomo
   Insurance Co Ltd. .............    43,000       353,084
Murata Manufacturing Co Ltd. .....       400        21,610
Nissan Motor Co. Ltd. ............    22,500       256,975
Secom Co Ltd. ....................     1,000        37,324
Sharp Corp. ......................    15,000       236,680
Sony Corp. .......................     6,200       214,631
Terumo Corp. .....................    10,000       189,885
                                                 5,561,756


----------
See Notes to Schedules of Investments on page 64 and Notes to Financial Statements.

                                                       INTERNATIONAL EQUITY FUND

                                       SCHEDULE OF INVESTMENTS December 31, 2003
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES         VALUE
---------------------------------------------------------------


MEXICO -- 1.2%

Grupo Financiero BBVA
   Bancomer (Series B) ...........   151,605  $    129,516(a)
Grupo Televisa S.A. ADR ..........     4,773       190,252
Wal-Mart de Mexico SA de
   C.V. (Series V) ...............    72,227       205,872
                                                   525,640

NETHERLANDS -- 4.3%

Aegon N.V. .......................    21,301       315,162
ING Groep N.V. ...................    22,323       520,625
Koninklijke Philips
   Electronics N.V. ..............    24,943       728,342
Royal Dutch Petroleum Co. ........     6,929       365,328
                                                 1,929,457

RUSSIA -- 0.7%

LUKOIL ADR .......................     2,404       223,587(b)
MMC Norilsk Nickel ADR ...........     1,680       111,720(l)
                                                   335,307

SOUTH KOREA -- 2.4%

Kookmin Bank ADR .................     3,581       135,505(l)
POSCO ADR ........................     7,427       252,295(l)
Samsung Electronics
   Co Ltd. GDR ...................     3,642       684,696(b)
                                                 1,072,496

SPAIN -- 3.6%

Banco Santander Central
   Hispano S.A. ..................    42,941       508,597
Grupo Ferrovial S.A. .............     8,029       281,339
Telefonica S.A. ..................    54,648       802,349
Telefonica S.A. ADR ..............       517        22,846
                                                 1,615,131

SWEDEN -- 2.7%

Assa Abloy AB (Series B) .........    17,188       204,241
Autoliv Inc. SDR .................     3,939       149,451
Skandinaviska Enskilda
   Banken AB (Series A) ..........    13,357       196,773
SKF AB (Series B) ................     3,456       133,527
Svenska Handelsbanken ............    25,685       524,745
                                                 1,208,737

SWITZERLAND -- 7.8%

ABB Ltd. .........................    61,497       311,774
Credit Suisse Group ..............    25,019       915,391(h)
Nestle S.A. ......................     3,529       881,715(h)
Novartis AG ......................    18,926       859,264(h)


                                      NUMBER
                                   OF SHARES         VALUE
---------------------------------------------------------------
Roche Holding AG .................     2,242  $    226,149
Syngenta AG (Regd.) ..............     5,222       351,722
                                                 3,546,015

TAIWAN -- 2.3%

China Steel Corp. ADR ............     7,006       116,650(b)
Taiwan Semiconductor
   Manufacturing Co Ltd. .........   491,125       918,599(a)
                                                 1,035,249

UNITED KINGDOM -- 19.7%

BHP Billiton PLC. ................   133,190     1,163,540(h)
Brambles Industries PLC. .........   145,109       528,626
Compass Group PLC. ...............    93,285       634,578
Diageo PLC. ......................    16,104       211,890
GlaxoSmithKline PLC. .............    40,857       936,195(h)
Kingfisher PLC. ..................    66,837       333,221
National Grid Transco PLC. .......    58,385       418,333
Reed Elsevier PLC. ...............    67,802       567,129
Rio Tinto PLC. ...................    13,858       382,786
Royal Bank of Scotland
   Group PLC. ....................    20,912       616,191
SABMiller PLC. ...................    15,807       163,839
Smith & Nephew PLC. ..............    86,776       728,943
Smiths Group PLC. ................    33,183       392,651
Tesco PLC. .......................   136,142       628,175
Vodafone Group PLC. ..............   474,667     1,176,870(h)
                                                 8,882,967

TOTAL COMMON STOCK
   (COST $33,496,337) ............              41,899,636



---------------------------------------------------------------
PREFERRED STOCK -- 1.5%
---------------------------------------------------------------


GERMANY -- 1.5%

Henkel KGaA ......................     5,141       402,045
Porsche AG .......................       461       273,599

TOTAL PREFERRED STOCK
   (COST $506,907) ...............                 675,644



                                   PRINCIPAL
                                      AMOUNT         VALUE
---------------------------------------------------------------
CONVERTIBLE BONDS -- 0.1%
---------------------------------------------------------------


FRANCE -- 0.1%

AXA
   (COST $18,967) ................     1,273        25,675(d)


TOTAL INVESTMENT IN SECURITIES
   (COST $34,022,211) ............              42,600,955



----------
See Notes to Schedules of Investments on page 64 and Notes to Financial Statements.

                                                       INTERNATIONAL EQUITY FUND

                                       SCHEDULE OF INVESTMENTS December 31, 2003
--------------------------------------------------------------------------------


                                      NUMBER
                                   OF SHARES         VALUE
---------------------------------------------------------------


SHORT-TERM INVESTMENTS -- 10.3%
---------------------------------------------------------------

GEI Short-Term
   Investment Fund ............... 2,820,341     2,820,341(j)
State Street Navigator Securities
   Lending Prime Portfolio ....... 1,833,671     1,833,671(e,m)

TOTAL SHORT-TERM INVESTMENTS
   (COST $4,654,012) .............               4,654,012


LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET (4.6%) ....................              (2,056,663)
                                               -----------


NET ASSETS-- 100% ................             $45,198,304
                                               ===========

---------------------------------------------------------------
OTHER INFORMATION
---------------------------------------------------------------

The GEI International Equity Fund had the following long futures contracts open at December 31, 2003:

                                NUMBER    CURRENT
                   EXPIRATION     OF     NOTIONAL  UNREALIZED
DESCRIPTION           DATE     CONTRACTS   VALUE  APPRECIATION
---------------------------------------------------------------

DJ EURO STOXX
  Index Futures   March 2004      28    $974,419    $16,070
FTSE 100
  Index Futures   March 2004       8     639,657     18,340
Topix Index
  Futures         March 2004       6     585,052     30,792
                                                    -------
                                                    $65,202
                                                    =======

The GEI International Equity Fund was invested in the following sectors at December 31, 2003:

SECTOR                     PERCENTAGE (BASED ON MARKET VALUE)
-------------------------------------------------------------

Financial                              19.89%
Consumer - Discretionary               11.94%
Industrials                            11.18%
Cash Equivalent                         9.85%
Materials                               8.76%
Energy                                  8.26%
Healthcare                              8.14%
Consumer Staples                        7.68%
Information Technology                  5.62%
Telecommunication Services              5.08%
Utilities                               3.60%
                                      ------
                                      100.00%
                                      ======



-----------
See Notes to Schedules of Investments on page 64 and Notes to Financial Statements.

                                                                     INCOME FUND
--------------------------------------------------------------------------------

  Q&A

Q. HOW DID THE INCOME FUND PERFORM RELATIVE TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED DECEMBER 31, 2003?

A. The Income Fund posted a total return of 3.60%, compared to a total return of 4.10% for the Lehman Brothers Aggregate Bond Index. The Lipper peer group, consisting of 33 Intermediate Investment Grade Debt funds, returned 5.14% for the same period.

Q. HOW DID MARKET CONDITIONS AFFECT FUND PERFORMANCE OVER THE ONE-YEAR PERIOD ENDED DECEMBER 31, 2003?

A. Interest rates fell to 45-year lows mid-year as the Federal Reserve lowered the federal funds rate to 1%, fearing deflation would be brought about by weak growth. However, interest rates rose in the second half, finishing the year higher, as the U.S. economy rebounded strongly in the third and fourth quarters. Two, ten and thirty-year Treasury yields ended the twelve-month period at 1.82%, 4.25% and 5.07% respectively. Treasury returns were slightly positive, attributable to coupon income, as prices of securities with greater than two years to maturity declined during the period. Corporate bonds were the star performers as stronger fundamentals, fewer corporate governance and accounting-related scandals and a declining downgrade/upgrade ratio contributed to a narrowing of corporate bond spreads having a positive affect on Fund performance. Mortgage-backed security performance suffered during the year as prepayments hit historical highs in May and then fell precipitously in July as rates backed up, causing duration extensions and spread widening. The market finished the year with the fed funds rate at 1% and the Fed on hold for the foreseeable future against a backdrop of economic recovery and low inflation

Q.  WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. Security selection within the corporate and mortgage-backed sectors was the main positive contributor in 2003. Emphasis on lower quality corporate issuers and pool-specific Mortgage Backed Securities with above-market coupons enhanced portfolio yield and returns during the year. An opportunistic trade into German bunds from U.S. Treasuries early in the year performed well, as the value of the U.S. dollar declined relative to the Euro. The relative overweight in commercial Mortgage-backed securities also contributed positively. However, our tactical duration positioning throughout the year negatively impacted relative return.

                                                                     INCOME FUND
--------------------------------------------------------------------------------

CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE CHART OMITTED, PLOT POINTS FOLLOWS]

                           Income Fund                              LB Aggregate
1/3/95                      $10,000                                   $10,000
12/95                        11,683                                    11,847
12/96                        12,024                                    12,278
12/97                        13,106                                    13,463
12/98                        14,148                                    14,632
12/99                        13,946                                    14,512
12/00                        15,444                                    16,199
12/01                        16,591                                    17,567
12/02                        18,231                                    19,369
12/03                        18,887                                    20,163



AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------


                                  ONE      FIVE       SINCE
                                 YEAR      YEAR     INCEPTION
---------------------------------------------------------------
Income Fund                      3.60%     5.95%      7.33%
---------------------------------------------------------------
LB Aggregate                     4.10%     6.62%      8.10%
---------------------------------------------------------------
Lipper peer group average*       5.14%     5.83%      N/A
---------------------------------------------------------------
Inception date                   1/3/95
---------------------------------------------------------------


Income Fund (ending value $18,887)
LB Aggregate (ending value $20,163)


INVESTMENT PROFILE

A fund designed for investors who seek maximum income consistent with prudent investment management and the preservation of capital by investing primarily in a variety of investment grade debt securities.



QUALITY RATINGS
AS OF DECEMBER 31, 2003
as a % of Market Value
---------------------------------------------------------------

MOODY'S/S&P/                                PERCENTAGE OF
FITCH RATING+                               MARKET VALUE
---------------------------------------------------------------
Aaa / AAA                                       76.23%
---------------------------------------------------------------
Aa / AA                                          3.37%
---------------------------------------------------------------
A / A                                            7.61%
---------------------------------------------------------------
Baa / BBB                                       12.10%
---------------------------------------------------------------
Ba / BB and lower                                0.45%
---------------------------------------------------------------
NR/Other                                         0.24%
---------------------------------------------------------------


PORTFOLIO COMPOSITION
AS OF DECEMBER 31, 2003
as a % of Market Value
---------------------------------------------------------------


Market Value of $228,800 (in thousands)


[PIE CHART OMITTED, PLOT POINTS FOLLOWS]


Mortgage Backed                37.0%
Short-Term & Other             33.8%
Corporate Notes                20.3%
U.S.Treasuries                  4.6%
Federal Agencies                4.3%






* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED IN THE INTERMEDIATE INVESTMENT GRADE DEBT PEER GROUP CONSISTING OF 33 AND 18 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

+ MOODY'S INVESTORS SERVICES, INC., STANDARD & POOR'S AND FITCH ARE NATIONALLY
  RECOGNIZED STATISTICAL RATING ORGANIZATIONS.

  SEE NOTES TO PERFORMANCE ON PAGE 63 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES.

  PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES.

                                                                     INCOME FUND

                                       SCHEDULE OF INVESTMENTS December 31, 2003
--------------------------------------------------------------------------------

                                   INCOME FUND

                                   PRINCIPAL
                                      AMOUNT         VALUE
---------------------------------------------------------------


BONDS AND NOTES -- 91.9%+
---------------------------------------------------------------

U.S. TREASURIES -- 5.6%

U.S. Treasury Bonds
   5.50%    08/15/28 .............$2,185,000  $  2,275,765(h)
   7.25%    05/15/16 ............. 1,535,000     1,914,652(h)
   8.13%    08/15/19 - 08/15/21 .. 3,860,000     5,247,670(h)
   10.63%   08/15/15 .............   640,000       996,397(h)
                                                10,434,484
U.S. Treasury Notes
   3.13%    10/15/08 .............    70,000        69,862(h)

TOTAL U.S. TREASURIES
   (COST $10,624,940) ............              10,504,346


FEDERAL AGENCIES -- 5.2%

Federal Farm Credit Bank
   9.15%    02/14/05 .............   100,000       108,528(h)

Federal Home Loan Bank System
   2.50%    12/15/05 ............. 2,415,000     2,439,150(h)

Federal Home Loan Mortgage Corp.
   4.75%    12/08/10 ............. 1,065,000     1,076,129(h)
   5.00%    07/30/09 ............. 1,000,000     1,016,220(h)
   5.25%    01/15/06 ............. 2,790,000     2,967,249(h)
   8.25%    06/01/26 .............    60,000        77,066(h,o)
                                                 5,136,664
Federal National Mortgage Assoc.
   2.88%    05/19/08 .............   615,000       599,662(h)
   3.75%    09/15/08 ............. 1,070,000     1,069,454(h)
   4.38%    07/17/13 .............   590,000       564,323(h)
                                                 2,233,439

TOTAL FEDERAL AGENCIES
   (COST $9,782,252) .............               9,917,781


AGENCY MORTGAGE BACKED -- 29.5%

Federal Home Loan Mortgage Corp.
   5.00%    04/01/13 .............   561,916       587,378
   6.00%    08/01/17 - 11/01/33 .. 1,083,324     1,122,557
   6.50%    01/01/27 - 10/01/33 ..   301,464       315,856
   7.00%    10/01/16 - 09/01/32 ..   208,912       221,011
   7.50%    11/01/09 - 09/01/33 ..   121,491       129,804
   8.00%    09/01/09 - 11/01/30 ..   157,504       169,745
   8.50%    07/01/10 - 05/01/30 ..    69,668        74,870
                                                 2,621,221
Federal National Mortgage Assoc.
   5.50%    12/01/13 - 08/01/33 .. 1,201,389     1,226,774
   6.00%    06/01/14 - 11/01/33 .. 3,919,413     4,057,625
   6.12%    07/01/19 .............    61,990        63,722(i)


                                   PRINCIPAL
                                      AMOUNT         VALUE
---------------------------------------------------------------
   6.50%    03/01/15 - 12/01/33 .$ 1,866,180  $  1,962,084
   7.00%    03/01/15 - 09/01/33 .  2,057,290     2,180,200
   7.50%    12/01/09 - 10/01/33 .  1,453,331     1,552,108
   8.00%    12/01/12 - 01/01/33 .    826,505       891,426
   8.50%    05/01/31 - 11/01/31 .    215,512       231,609
   9.00%    04/01/16 - 12/01/22 .     90,064        99,900
                                                12,265,448
Federal National Mortgage Assoc. TBA
   5.00%    TBA .................  9,785,000     9,853,363(c)
   5.50%    TBA ................. 16,870,000    17,086,138(c)
   6.50%    TBA .................  6,950,000     7,267,094(c)
                                                34,206,595
Government National Mortgage Assoc.
   4.38%    02/20/23 - 02/20/26 .     42,609        43,291(i)
   5.63%    11/20/22 - 12/20/24 .     18,488        19,004(i)
   6.00%    04/15/33 - 07/15/33 .    983,826     1,024,688
   6.50%    03/15/24 - 06/15/33 .  2,730,124     2,880,285
   7.00%    03/15/12 - 10/15/28 .    655,816       700,342
   8.00%    12/15/29 - 05/15/30 .     54,967        59,520
   8.50%    10/15/17 ............     67,911        75,298
   9.00%    11/15/16 - 12/15/21      167,384       186,106
                                                 4,988,534
Government National Mortgage
   Assoc. TBA
   5.00%    TBA .................  1,800,000     1,783,125(c)

TOTAL AGENCY MORTGAGE BACKED
   (COST $55,410,643) ...........               55,864,923


AGENCY COLLATERALIZED MORTGAGE OBLIGATION -- 7.3%

Federal Home Loan Mortgage Corp.
   4.00%    10/15/27 ............  1,346,477     1,332,767
   4.50%    03/15/18 ............    552,180        81,871(g)
   5.00%    07/15/14 - 07/15/31 .  1,714,801       242,131(g)
   5.50%    04/15/17 - 06/15/33 .  1,037,828       190,337(g)
   6.25%    01/15/23 ............     26,819        27,211
   6.38%    05/25/43 ............  1,938,697       236,279(g,i)
   6.50%    02/15/21 ............      6,753         6,748
   6.98%    05/25/43 ............  1,049,154       127,866(g,i)
   7.00%    01/30/34 ............    235,000       179,766
   7.50%    01/15/16 - 07/15/27 .    180,945       155,972(g)
   7.75%    03/15/22 ............    101,411       106,263
   8.64%    12/15/33 ............    150,000       129,534(i)
   12.72%   06/15/33 ............    932,163       960,277(i)
   17.99%   05/15/31 ............     78,000        87,432(i)
                                                 3,864,454
Federal Home Loan Mortgage
   Corp. STRIPS
   8.00%    02/01/23 - 07/01/24 .     22,779         4,159(g)
   4.76%    08/01/27 ............      5,953         5,286(d,f)
                                                     9,445
Federal National Mortgage Assoc.
   1.18%    12/25/42 ............    374,496        13,985(g,i)
   2.24%    06/25/43 ............  5,338,186       385,350(g,i)


-----------
See Notes to Schedules of Investments on page 64 and Notes to Financial Statements.

                                                                     INCOME FUND

                                       SCHEDULE OF INVESTMENTS December 31, 2003
--------------------------------------------------------------------------------

                                   PRINCIPAL
                                      AMOUNT         VALUE
----------------------------------------------------------


   4.00%    08/25/17 - 02/25/28 ..$1,647,643  $  1,629,282
   5.00%    08/25/17 .............   291,144        41,817(g)
   5.19%    08/25/43 .............    40,000        41,299
   5.50%    01/25/27 .............   589,279       100,177(g)
   5.88%    10/25/29 .............   921,949       138,066(g,i)
   5.96%    02/25/31 .............   891,555        92,917(g,i)
   6.36%    05/25/18 ............. 1,776,153       232,747(g,i)
   6.46%    05/25/42 - 09/25/42 ..13,631,851     1,862,536(g,i)
   6.51%    04/25/17 - 10/25/17 .. 2,177,037       276,266(g,i)
   6.56%    08/25/16 .............   785,798        82,226(g,i)
   6.98%    06/25/42 ............. 1,356,652       181,876(g,i)
   7.50%    11/25/31 - 07/25/41 ..   359,924       392,318
   8.00%    07/25/14 .............   536,939       578,788
   11.92%   09/25/31 .............   567,666       583,804(i)
   12.76%   05/25/17 - 12/25/17 ..   701,563       758,200(i)
   16.46%   03/25/17 .............   363,413       408,980(i)
   18.09%   04/25/32 .............   220,416       247,744(i)
                                                 8,048,378
Federal National Mortgage
   Assoc. STRIPS
   7.50%    11/01/23 - 01/01/24 ..   251,181        47,408(g)
   8.00%    08/10/23 - 07/01/24 ..    50,706         9,585(g)
   8.50%    07/25/22 .............     2,173           434(g)
   9.00%    05/25/22 .............     1,389           291(g)
                                                    57,718
Federal National Mortgage REMIC
   2.00%    06/25/43 ............. 6,817,253       413,296(g,i)
   7.00%    09/25/20 .............     2,493         2,674
   7.50%    02/25/41 .............   254,249       277,132
   14.10%   03/25/31 .............   903,621       947,469(i)
                                                 1,640,571
Federal National Mortgage
   REMIC (Class B)
   5.86%    12/25/22 .............     1,357         1,135(d,f)

Federal National Mortgage
   REMIC (Class J)
   80.91%   03/25/22 .............        60           833(g)

Federal National Mortgage
   REMIC (Class K)
   8.00%    05/25/22 .............        33           661(g)

FHLMC Structured Pass
   Through Securities
   9.12%    09/25/43 ............. 4,938,089        86,417(d,g,i)
Vendee Mortgage Trust
   5.75%    05/15/33 ............. 2,442,789        97,712(d,g,i)

TOTAL AGENCY COLLATERALIZED
   MORTGAGE OBLIGATIONS
   (COST $14,181,886) ............              13,807,324



                                   PRINCIPAL
                                      AMOUNT         VALUE
----------------------------------------------------------
ASSET BACKED -- 9.4%

American Express Credit Account
   Master Trust (Class A)
   1.28%    12/15/08 .............$  150,000$      150,323(i)
   1.30%    04/15/08 .............   390,000       390,676(i)
   1.69%    01/15/09 .............   175,000       171,771
Bank One Issuance Trust
   3.59%    05/17/10 .............    85,000        86,295
   3.76%    08/15/08 .............   323,000       328,843
BMW Vehicle Owner Trust (Class B)
   2.93%    03/25/09 .............   213,000       213,722
Capital Auto Receivables Asset Trust
   1.25%    04/17/06 .............   395,000       395,213(i)
Chase Funding Mortgage Loan
   Asset-Backed Certificates
   1.42%    06/25/15 .............   800,000       800,252(i)
   2.34%    04/25/24 .............   187,000       184,292
   2.73%    05/25/36 .............   470,000       465,859
   3.34%    05/25/26 .............   481,000       481,000
   5.43%    12/25/32 .............   125,000       123,008
   5.75%    05/25/32 .............    32,000        30,410
Citibank Credit Card Issuance Trust
   1.48%    03/07/08 .............   325,000       325,532(i)
   2.50%    04/07/08 .............   662,000       663,979
   2.70%    01/15/08 .............   411,000       414,876
   4.45%    04/07/10 .............   274,000       277,477
   5.65%    06/16/08 .............   818,000       878,736
   6.65%    05/15/08 .............    56,000        60,525
   6.90%    10/15/07 .............    83,000        89,962
Citibank Credit Card Master
   Trust I (Class A)
   5.88%    03/10/11 .............   250,000       273,957
Countrywide Asset-Backed
   Certificates
   1.39%    07/25/31 .............    32,945        32,955(i)
Countrywide Home Equity Loan
   Trust (Class A)
   1.39%    07/15/27 .............   412,252       411,690(i)
Daimler Chrysler Auto Trust
   2.86%    03/09/09 .............   490,000       491,072
Discover Card Master
   Trust I (Class A)
   1.34%    11/15/07 .............   350,000       350,587(i)
Federal National Mortgage Assoc.
   3.95%    12/26/31 .............   317,000       323,939
Fleet Credit Card Master
   Trust II (Class A)
   2.40%    07/15/08 .............   208,000       208,772
   5.60%    12/15/08 .............   200,000       211,482
Fleet Home Equity Loan
   Trust (Class A)
   1.40%    01/20/33 ............. 1,129,016     1,128,116(i)
Ford Credit Auto Owner
   Trust (Class B)
   4.79%    11/15/06                 217,000       224,940




------------
See Notes to Schedules of Investments on page 64 and Notes to Financial Statements.

                                                                     INCOME FUND

                                       SCHEDULE OF INVESTMENTS December 31, 2003
--------------------------------------------------------------------------------



                                   PRINCIPAL
                                      AMOUNT         VALUE
----------------------------------------------------------


Green Tree Financial Corp.
   6.90%    04/15/18 .............$    7,216    $    7,322
M&I Auto Loan Trust
   2.97%    04/20/09 .............   162,000       162,544
MBNA Credit Card Master Note
   Trust (Class C)
   4.05%    01/15/08 .............   138,000       141,210
MBNA Master Credit Card
   Trust USA (Class A)
   1.42%    08/15/08 .............   300,000       301,528(i)
Merrill Lynch Home Equity Loan
   1.32%    09/25/27 .............    90,548        90,274(i)
Mid-State Trust
   7.54%    07/01/35 .............     4,165         4,228
Nissan Auto Receivables Owner Trust
   2.05%    03/16/09 .............   192,000       187,874
   2.61%    07/15/08 .............   304,000       304,313
   3.21%    03/16/09 .............   406,000       408,189
Peco Energy Transition Trust
   6.52%    12/31/10 .............   192,000       216,628
Residential Asset Mortgage
   Products Inc.
   1.42%    06/25/32 .............   756,552       757,115(i)
   1.48%    07/25/32 .............   680,000       680,235(i)
Residential Asset Securities Corp.
   1.39%    07/25/32 .............   111,021       111,049(i)
   2.66%    11/25/28 .............   178,000       177,260
   3.32%    03/25/29 .............   119,000       119,087
Saxon Asset Securities Trust
   1.54%    12/25/32 .............   915,493       916,787(i)
SLM Student Loan Trust
   2.99%    12/15/22 .............   244,000       243,847(b)
Superior Wholesale Inventory
   Financing Trust
   1.25%    01/16/06 - 03/15/06 .. 2,700,000     2,700,099(i)
West Penn Funding LLC
   Transition Bonds
   6.81%    09/25/08 .............    56,822        60,716

TOTAL ASSET BACKED
   (COST $17,790,772) ............              17,780,566


CORPORATE NOTES -- 24.5%

Alabama Power Co. (Series V)
   5.60%    03/15/33                 180,000       171,735
Albertson's Inc.
   7.45%    08/01/29 .............   165,000       179,777
Allstate Financial Global Funding
   5.25%    02/01/07 .............   250,000       266,325(b)
Amerada Hess Corp.
   7.30%    08/15/31 .............   250,000       259,021
AmerenUE
   5.10%    08/01/18 .............   305,000       299,968


                                   PRINCIPAL
                                      AMOUNT         VALUE
----------------------------------------------------------
American Electric Power
   Co Inc. (Series D)
   5.25%    06/01/15 .............  $350,000  $    342,260
American Express Credit Corp.
   1.25%    12/15/06 .............   250,000       249,798(i)
American Honda Finance Corp.
   1.35%    08/15/06 .............   450,000       450,240(b,i)
American Standard Inc.
   7.38%    04/15/05 .............   270,000       284,850
Anadarko Petroleum Corp.
   5.00%    10/01/12 .............   125,000       126,022
Appalachian Power Co. (Series E)
   4.80%    06/15/05 .............   140,000       145,210
Appalachian Power Co. (Series G)
   3.60%    05/15/08 .............   150,000       148,043
Arizona Public Service Co.
   5.63%    05/15/33 .............   130,000       121,064
AT&T Corp.
   8.05%    11/15/11 .............   220,000       252,661(o)
Banco Bradesco S.A.
   8.75%    10/24/13 .............   250,000       261,250(b)
Bank of America Corp.
   3.88%    01/15/08 .............   250,000       254,852
   7.40%    01/15/11 .............   320,000       374,755
Bank One Corp.
   6.50%    02/01/06 .............   165,000       178,993
BB&T Corp.
   4.75%    10/01/12 .............    80,000        79,638
   6.38%    06/30/25 .............    60,000        63,998(i)
Bear Stearns Cos. Inc.
   5.70%    01/15/07 .............    90,000        97,099
Belo Corp.
   8.00%    11/01/08 .............   185,000       217,867
British Sky Broadcasting PLC.
   6.88%    02/23/09 .............   270,000       303,073
British Telecommunications PLC.
   8.38%    12/15/10 .............   135,000       164,239(o)
Cadbury Schweppes
   US Finance LLC
   5.13%    10/01/13 .............   180,000       178,828(b)
Camden Property Trust
   5.38%    12/15/13 .............   250,000       251,170
Campbell Soup Co.
   5.50%    03/15/07 .............   160,000       172,355
Carolina Power & Light Co.
   6.13%    09/15/33 .............   190,000       193,731
Cendant Corp.
   6.25%    01/15/08 .............   240,000       260,819
Cia Brasileira de Bebidas
   8.75%    09/15/13 .............   300,000       320,250(b)
City National Corp.
   5.13%    02/15/13 .............   135,000       134,138
Comcast Cable Communications
   6.38%    01/30/06 .............   300,000       322,619

----------
See Notes to Schedules of Investments on page 64 and Notes to Financial Statements.

                                                                     INCOME FUND

                                       SCHEDULE OF INVESTMENTS December 31, 2003
--------------------------------------------------------------------------------



                                   PRINCIPAL
                                      AMOUNT         VALUE
----------------------------------------------------------


Comcast Cable Communications
   Holdings Inc.
   8.38%    03/15/13 .............$   50,000  $     61,150
Comcast Corp.
   5.50%    03/15/11 .............   290,000       301,451
   5.85%    01/15/10 .............   320,000       342,030
ConAgra Foods Inc.
   6.00%    09/15/06 .............   250,000       269,981
   7.88%    09/15/10 .............   250,000       297,248
Conoco Phillips Holding Co.
   6.95%    04/15/29 .............    95,000       107,846
Consolidated Natural Gas Co
   5.38%    11/01/06 .............   150,000       159,791
Countrywide Home Loans Inc.
   1.65%    06/02/06 .............   500,000       503,611(i)
   5.63%    05/15/07 .............   310,000       333,561
COX Enterprises Inc.
   8.00%    02/15/07 .............   450,000       514,971(b)
CSX Corp.
   5.50%    08/01/13 .............   475,000       485,160
DaimlerChrysler NA Holding Corp.
   6.50%    11/15/13 .............   250,000       263,118
Delhaize America Inc.
   7.38%    04/15/06 .............   210,000       225,750
Deutsche Telekom International
   Finance BV
   5.25%    07/22/13 .............   695,000       700,015
Devon Financing Corp. ULC
   7.88%    09/30/31 .............   310,000       370,707
Dominion Resources Inc. (Series A)
   2.80%    02/15/05 .............   130,000       131,365
Dominion Resources Inc. (Series B)
   4.13%    02/15/08 .............   130,000       131,213
Domtar Inc.
   7.88%    10/15/11 .............   185,000       217,470
Duke Energy Corp.
   4.50%    04/01/10 .............   155,000       155,128
   5.38%    01/01/09 .............    60,000        63,076
El Paso Electric Co. (Series D)
   8.90%    02/01/06 .............   250,000       277,659
EOP Operating LP
   7.25%    02/15/18 .............   200,000       225,962
   7.75%    11/15/07 .............   335,000       381,215
Equitable Resources Inc.
   5.15%    11/15/12 .............   160,000       164,487
ERP Operating LP
   6.63%    03/15/12 .............   300,000       332,179
European Investment Bank
   4.63%    03/01/07 .............    45,000        47,646
FirstEnergy Corp. (Series A)
   5.50%    11/15/06 .............   250,000       258,661
Ford Motor Co.
   7.45%    07/16/31 .............   551,000       554,061
Ford Motor Credit Co.
   5.63%    10/01/08 .............   315,000       323,109
   7.38%    10/28/09 .............   385,000       421,989


                                   PRINCIPAL
                                      AMOUNT         VALUE
----------------------------------------------------------
FPL Group Capital Inc.
   7.38%    06/01/09 .............$  430,000  $    499,719
Fred Meyer Inc. Holding Co.
   7.38%    03/01/05 .............   305,000       323,914
General Mills Inc.
   3.88%    11/30/07 .............   310,000       314,936
   5.13%    02/15/07 .............   215,000       228,210
General Motors Acceptance Corp.
   4.15%    02/07/05 .............   115,000       117,306
   6.83%    12/01/12 .............   580,000       319,148(d)
   6.88%    09/15/11 - 08/28/12 ..   475,000       510,260
   7.25%    03/02/11 .............   100,000       109,852
General Motors Corp.
   7.20%    01/15/11 .............   150,000       163,681
Georgia Power Co.
   4.88%    07/15/07 .............   200,000       210,656
Golden West Financial Corp.
   4.75%    10/01/12 .............   160,000       159,502
Goldman Sachs Group Inc.
   1.34%    08/18/06 .............   500,000       500,902(i)
   4.13%    01/15/08 .............   105,000       107,542
   6.60%    01/15/12 .............   125,000       139,302
HBOS PLC.
   3.13%    01/12/07 .............   335,000       337,692(b)
HCA Inc.
   5.25%    11/06/08 .............   160,000       163,062
   7.50%    11/06/33 .............   315,000       328,478
Highmark Inc.
   6.80%    08/15/13 .............   170,000       184,694(b)
Household Finance Corp.
   3.38%    02/21/06 .............   100,000       101,818
   6.38%    10/15/11 - 11/27/12 .. 1,110,000     1,219,762
   6.50%    01/24/06 .............   210,000       227,205
HSBC Capital Funding LP
   4.61%    12/13/49 .............   160,000       150,720(b,i)
   9.55%    12/31/49 .............    65,000        82,603(b,i,o)
Hudson United Bank
   7.00%    05/15/12 .............   400,000       447,964
Humana Inc.
   6.30%    08/01/18 .............   300,000       318,169
Huntington National Bank
   2.75%    10/16/06 .............   220,000       219,380
Hydro Quebec
   8.25%    04/15/26 .............   615,000       815,033
International Business
   Machines Corp.
   1.30%    09/10/04 ............. 1,000,000     1,000,970(i)
International Paper Co.
   6.75%    09/01/11 .............   110,000       121,881
John Deere Capital Corp.
   4.13%    07/15/05 .............   215,000       222,078
John Hancock Funds
   6.50%    03/01/11 .............   200,000       221,947(b)
John Hancock Global Funding II
   5.63%    06/27/06 .............   175,000       187,338(b)




-----------
See Notes to Schedules of Investments on page 64 and Notes to Financial Statements.

                                                                     INCOME FUND

                                       SCHEDULE OF INVESTMENTS December 31, 2003
--------------------------------------------------------------------------------

                                   PRINCIPAL
                                      AMOUNT         VALUE
----------------------------------------------------------

Kellogg Co. (Series B)
   6.60%    04/01/11 .............  $250,000    $  280,294
   7.45%    04/01/31 .............   135,000       159,209
KeyCorp
   4.63%    05/16/05 .............   310,000       321,436
KFW International Finance
   4.75%    01/24/07 .............   120,000       127,386
Kinder Morgan Energy Partners LP
   7.75%    03/15/32 .............   115,000       137,162
Kinder Morgan Inc.
   6.50%    09/01/12 .............   160,000       175,367
Kraft Foods Inc.
   5.25%    06/01/07 .............   180,000       191,419
Kroger Co.
   7.65%    04/15/07 .............   280,000       316,792
Lockheed Martin Corp.
   8.50%    12/01/29 .............   760,000       990,873
Masco Corp.
   5.88%    07/15/12 .............   195,000       207,950
   6.75%    03/15/06 .............   375,000       409,008
May Department Stores Co.
   8.50%    06/01/19 .............   140,000       174,662
Merrill Lynch & Co Inc.
   3.38%    09/14/07 .............   285,000       288,682
Metropolitan Life Global Funding I
   4.75%    06/20/07 .............   165,000       176,585(b)
Midamerican Energy Holdings Co.
   3.50%    05/15/08 .............   200,000       196,200
Monumental Global Funding III
   (Series A)
   5.20%    01/30/07 .............   250,000       265,950(b)
Morgan Stanley
   4.25%    05/15/10 .............   220,000       219,582
National Rural Utilities Cooperative
   Finance Corp.
   6.00%    05/15/06 .............   100,000       107,896
NB Capital Trust IV
   8.25%    04/15/27 .............   110,000       127,608
Nisource Finance Corp.
   5.40%    07/15/14 .............   305,000       308,341
Noble Energy Inc.
   8.00%    04/01/27 .............   110,000       127,985
Nordic Investment Bank
   2.75%    01/11/06 .............    35,000        35,517
Norsk Hydro ASA
   7.25%    09/23/27 .............   230,000       269,944
Northeast Utilities (Series B)
   3.30%    06/01/08 .............   235,000       227,261
Ocean Energy Inc.
   4.38%    10/01/07 .............   155,000       159,298
Ohio Power Co. (Series E)
   6.60%    02/15/33 .............    65,000        69,843
Oncor Electric Delivery Co.
   7.25%    01/15/33 .............    65,000        74,117
Pall Corp.
   6.00%    08/01/12 .............   160,000       165,290(b)


                                   PRINCIPAL
                                      AMOUNT         VALUE
----------------------------------------------------------
Panhandle Eastern Pipe Line
   4.80%    08/15/08 .............  $275,000  $    280,386(b)
Pemex Finance Ltd.
   9.03%    02/15/11 .............   250,000       295,810
Pemex Project Funding Master Trust
   7.38%    12/15/14 .............   235,000       250,862
Petrobras International Finance Co.
   8.38%    12/10/18 .............   305,000       313,387
Petro-Canada
   5.35%    07/15/33 .............   200,000       177,532
Petroleos Mexicanos
   9.50%    09/15/27 .............   145,000       174,000
PP&L Capital Funding Inc.
   7.75%    04/15/05 .............   150,000       159,878
Precision Castparts Corp.
   5.60%    12/15/13 .............   115,000       116,016(b)
Principal Life Global Funding I
   5.25%    01/15/13 .............   160,000       162,063(b)
Procter & Gamble -
   ESOP (Series A)
   9.36%    01/01/21 .............   275,000       371,708
Progress Energy Inc.
   5.85%    10/30/08 .............   135,000       145,391
   7.75%    03/01/31 .............   230,000       270,323
Progressive Corp.
   6.25%    12/01/32 .............   180,000       188,371
PSI Energy Inc.
   6.65%    06/15/06 .............   115,000       124,707
Public Service Co of New Mexico
   4.40%    09/15/08 .............   185,000       186,737
Public Service Electric & Gas
   5.00%    01/01/13 .............   155,000       156,337
Puget Energy Inc.
   3.36%    06/01/08 .............   125,000       121,099
Pulte Homes Inc.
   7.88%    08/01/11 .............   175,000       206,022
Quest Diagnostics
   6.75%    07/12/06 .............    90,000        98,360
Royal Bank of Scotland Group PLC.
   7.65%    08/31/49 .............    35,000        41,499(i)
   8.82%    03/31/49 .............   120,000       129,946
   9.12%    03/31/49 .............   185,000       231,058
Safeco Corp.
   4.20%    02/01/08 .............    65,000        65,662
Shurgard Storage Centers Inc.
   5.88%    03/15/13 .............   350,000       363,369
Southtrust Bank NA
   7.00%    11/15/08 .............    80,000        91,449
Sprint Capital Corp.
   6.13%    11/15/08 .............   230,000       244,553
   7.63%    01/30/11 .............   200,000       224,224
   8.38%    03/15/12 .............   200,000       233,037
   8.75%    03/15/32 .............   360,000       425,802
Suncor Energy Inc.
   5.95%    12/01/34 .............   250,000       249,213




-------------
See Notes to Schedules of Investments on page 64 and Notes to Financial Statements.

                                                                     INCOME FUND

                                       SCHEDULE OF INVESTMENTS December 31, 2003
--------------------------------------------------------------------------------

                                   PRINCIPAL
                                      AMOUNT         VALUE
----------------------------------------------------------


Synovus Financial Corp.
   4.88%    02/15/13 .............  $105,000  $    103,642
Tele Norte Leste Participacoes S.A.
   8.00%    12/18/13 .............   185,000       181,762(b)
Telecom Italia Capital S.A.
   (Series C)
   6.38%    11/15/33 .............   265,000       266,478(b)
Telefonos de Mexico SA de C.V.
   4.50%    11/19/08 .............   165,000       165,284(b)
   8.25%    01/26/06 .............   330,000       364,831
TELUS Corp.
   7.50%    06/01/07 .............   590,000       660,295
Textron Inc.
   4.50%    08/01/10 .............   350,000       352,584
Time Warner Cos. Inc.
   7.57%    02/01/24 .............   150,000       169,634
Time Warner Inc.
   7.70%    05/01/32 .............   190,000       221,200
Travelers Property Casualty Corp.
   6.38%    03/15/33 .............   150,000       156,585
Turner Broadcasting System Inc.
   8.38%    07/01/13 .............   380,000       461,168
TXU Energy Co.
   7.00%    03/15/13 .............   315,000       348,427
Tyson Foods Inc.
   7.25%    10/01/06 .............   265,000       290,200
   8.25%    10/01/11 .............   170,000       197,837
Union Planters Bank NA
   5.13%    06/15/07 .............   180,000       190,179
United Dominion Realty Trust Inc.
   6.50%    06/15/09 .............   140,000       154,521
Univision Communications Inc.
   7.85%    07/15/11 .............   175,000       207,052
US Bank National Assoc.
   2.85%    11/15/06 .............    45,000        45,203
Vale Overseas Ltd.
   9.00%    08/15/13 .............   190,000       207,100
Valero Energy Corp.
   6.88%    04/15/12 .............    25,000        27,694
   7.50%    04/15/32 .............   305,000       338,569
VF Corp.
   6.00%    10/15/33 .............   100,000        99,549(b)
Wachovia Corp.
   4.95%    11/01/06 .............   260,000       275,736
Walt Disney Co.
   6.75%    03/30/06 .............   165,000       179,935
Washington Mutual Inc
   5.63%    01/15/07 .............   185,000       198,914
Waste Management Inc.
   7.38%    08/01/10 .............   280,000       322,502
Webster Bank
   5.88%    01/15/13 .............   160,000       166,617(b)
Wells Fargo & Co.
   5.25%    12/01/07 .............   100,000       107,081


                                   PRINCIPAL
                                      AMOUNT         VALUE
----------------------------------------------------------

Wendy's International Inc.
   6.20%    06/15/14 .............$  245,000  $    265,735
Weyerhaeuser Co.
   5.50%    03/15/05 .............   130,000       135,090
   6.00%    08/01/06 .............   485,000       519,834
   6.13%    03/15/07 .............   345,000       373,676
   7.38%    03/15/32 .............   225,000       243,739
Wisconsin Energy Corp.
   5.88%    04/01/06 .............   160,000       171,202

TOTAL CORPORATE NOTES
   (COST $45,191,931) ............              46,384,295


NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 7.9%

Bear Stearns Commercial Mortgage Securities
   3.88%    08/13/39 .............   495,000       490,669
   4.68%    08/13/39 .............   450,000       446,695
   6.02%    02/14/31 .............   300,000       328,594
Bear Stearns Commercial Mortgage
   Securities (Class B)
   6.20%    02/14/31 .............    25,000        27,445
Chase Commercial Mortgage
   Securities Corp.
   6.03%    11/18/30 .............    60,218        64,101
   6.39%    11/18/30 .............   246,000       273,162
Citicorp Mortgage Securities Inc.
   6.13%    08/25/32 .............   282,505       287,106(i)
Crusade Global Trust (Class A)
   1.36%    09/18/34 .............   392,489       392,500(i)
CS First Boston Mortgage
   Securities Corp.
   5.11%    09/15/34 .............   100,000       105,849
   5.44%    09/15/34 .............   533,000       563,294
   6.13%    04/15/37 .............   175,000       191,942
DLJ Commercial Mortgage Corp.
   6.24%    11/12/31 .............   661,000       730,629
First Horizon Asset Securities Inc.
   6.25%    09/25/32 .............   187,503       189,260
First Union-Lehman Brothers-
   Bank of America
   6.56%    11/18/35 .............   168,000       187,265
GMAC Commercial Mortgage
   Securities Inc.
   6.42%    05/15/35 .............   511,000       568,067
Granite Mortgages PLC.
   1.34%    01/20/43 ............. 1,973,913     1,974,347(i)
GS MTG SECS CORP II
   1.45%    11/15/15 .............   450,000       450,000(b)
Impac CMB Trust (Class A)
   1.57%    11/25/32 .............   708,511       709,751(i)
JP Morgan Chase Commercial
   Mortgage Securities Corp.
   4.92%    10/15/37 .............   301,000       302,848(i)
   6.47%    11/15/35 .............   100,000       111,894




---------
See Notes to Schedules of Investments on page 64 and Notes to Financial Statements.

                                                                     INCOME FUND

                                       SCHEDULE OF INVESTMENTS December 31, 2003
--------------------------------------------------------------------------------



                                   PRINCIPAL
                                      AMOUNT         VALUE
----------------------------------------------------------

KSL Resorts
   1.71%    05/15/13 .............$  100,000  $    100,063(b,i)
LB-UBS Commercial
   Mortgage Trust
   4.06%    09/15/27 .............   495,000       497,320(i)
   4.16%    03/15/34 .............   740,000        19,706(b,d,g,i)
   4.93%    09/15/35 .............   449,000       449,702(i)
   6.13%    12/15/30 .............   172,000       189,200
   6.23%    03/15/26 .............   130,000       143,771
   6.65%    11/15/27 ............. 1,344,000     1,519,939
   7.30%    09/15/37 ............. 3,388,000        57,173(b,d,g,i)
   8.90%    02/15/37 ............. 3,268,518        89,884(b,d,g,i)
   10.57%   04/15/37 ............. 4,304,307        90,121(b,d,g,i)
LB-UBS Commercial Mortgage
   Trust (Class B)
   6.65%    07/14/16 .............    34,000        37,760(b)
Master Alternative Loans Trust
   5.00%    08/25/18 .............   375,913        46,402(g)
Master Asset Securitization Trust
   6.31%    09/25/32 .............   147,821       149,612(i)
Morgan Stanley Capital I
   5.01%    04/15/38 .............   185,000       190,666
   6.53%    03/15/31 .............   405,000       451,861
   7.11%    04/15/33 .............   513,000       588,628
Morgan Stanley Capital I (Class D)
   6.92%    07/15/30 .............   159,000       179,456(i)
Morgan Stanley Dean
   Witter Capital I
   1.57%    02/01/31 .............   647,671        36,399(b,g,i)
   3.49%    10/15/35 ............. 1,256,000        35,007(b,d,g,i)
   3.61%    04/15/34 .............   799,000        24,338(b,d,g,i)
   5.98%    02/15/31 .............   113,853       120,481
   6.39%    10/15/35 .............   150,000       167,536
   6.54%    02/01/31 .............    50,000        55,587
   7.20%    10/15/33 .............   199,000       230,416
Puma Finance Ltd. (Class A)
   1.34%    10/11/34 .............   495,000       494,861(i)
Residential Asset
   Securitization Trust
   1.05%    08/25/30 .............   113,545           516(g,i)
Salomon Brothers Mortgage
   Securities VII
   7.00%    07/25/24 .............   469,518       440,683(i)
Wachovia Bank Commercial
   Mortgage Trust
   1.58%    03/15/15 .............   110,000       110,131(b,i)
   1.68%    03/15/15 .............   100,000        99,716(b,i)

TOTAL NON-AGENCY COLLATERALIZED
   MORTGAGE OBLIGATIONS
   (COST $14,829,764) ............              15,012,353



                                   PRINCIPAL
                                      AMOUNT         VALUE
----------------------------------------------------------
SOVEREIGN BONDS -- 2.5%

Bahamas Government
   International Bond
   6.63%    05/15/33 .............  $285,000  $    298,000(b)
Canada Government
   International Bond
   5.25%    11/05/08 .............    45,000        48,946
Finland Government
   International Bond
   4.75%    03/06/07 .............   140,000       148,797
Italy Government
   International Bond
   4.38%    10/25/06 .............   110,000       115,252
   4.63%    06/15/05 .............   150,000       156,385
Mexico Government
   International Bond
   4.63%    10/08/08 .............   185,000       187,127
   8.00%    09/24/22 .............   235,000       256,150
   8.13%    12/30/19 .............   450,000       504,000
Ontario Electricity Financial Corp.
   7.45%    03/31/13 .............   203,000       246,791
Province of British Columbia
   4.63%    10/03/06 .............   455,000       479,644
Province of Manitoba
   4.25%    11/20/06 .............   665,000       694,457
Province of New Brunswick
   3.50%    10/23/07 .............   160,000       162,597
Province of Ontario
   3.50%    09/17/07 .............   160,000       162,532
   5.13%    07/17/12 .............    25,000        26,201
Province of Quebec
   5.00%    07/17/09 .............   940,000       995,567
Province of Saskatchewan
   7.38%    07/15/13 .............   110,000       133,610
   8.00%    02/01/13 .............    65,000        81,956

TOTAL SOVEREIGN BONDS
   (COST $4,581,690) .............               4,698,012


TOTAL BONDS AND NOTES
   (COST $172,393,878) ...........             173,969,600



                                      NUMBER
                                   OF SHARES         VALUE
---------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 29.0%
---------------------------------------------------------------

GEI Short-Term
   Investment Fund ...............47,330,358    47,330,358(j)


--------
See Notes to Schedules of Investments on page 64 and Notes to Financial Statements.

                                                                     INCOME FUND

                                       SCHEDULE OF INVESTMENTS December 31, 2003
--------------------------------------------------------------------------------

                                   PRINCIPAL
                                      AMOUNT         VALUE
----------------------------------------------------------


COMMERCIAL PAPER -- 4.0%

UBS AG
   0.95%    01/02/04
   (COST $7,500,000) .............$7,500,000  $  7,499,802(d)


TOTAL SHORT-TERM INVESTMENTS
   (COST $54,830,160) ............              54,830,160


LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET (20.9)% ...................             (39,482,216)
                                              ------------


NET ASSETS-- 100% ................            $189,317,544
                                              ============


---------------------------------------------------------------
OTHER INFORMATION
---------------------------------------------------------------

The Income Fund had the following long futures contracts open at December 31, 2003:

                               NUMBER    CURRENT
                 EXPIRATION      OF     NOTIONAL   UNREALIZED
DESCRIPTION         DATE      CONTRACTS   VALUE   APPRECIATION
---------------------------------------------------------------
U.S. Treasury
   Notes 5 yrs   March 2004       3    $334,875      $4,571



The Income Fund had the following short futures contracts open at December 31, 2003:

                               NUMBER    CURRENT
                 EXPIRATION      OF     NOTIONAL   UNREALIZED
DESCRIPTION         DATE      CONTRACTS   VALUE   DEPRECIATION
---------------------------------------------------------------
U.S. Treasury
   Notes 10 yrs  March 2004      13   $(1,459,453) $(24,014)
                                                   --------
                                                   $(19,443)
                                                   ========


-----------
See Notes to Schedules of Investments on page 64 and Notes to Financial Statements.

                                                              GLOBAL INCOME FUND
--------------------------------------------------------------------------------

  Q&A

Q. HOW DID THE GLOBAL INCOME FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED DECEMBER 31, 2003?

A. The Global Income Fund posted a total return of 11.69% for the twelve months ended December 31, 2003. For the same period, the Salomon Brothers World Government Bond Index returned 14.91% and our Lipper peer group of 26 Global Income funds returned 14.80%.

Q. DISCUSS THE FACTORS THAT MATERIALLY AFFECTED THE FUND'S PERFORMANCE DURING THE FISCAL PERIOD.

A. The year 2003 was marked by a rebound in global growth, despite the ill effects of a war, and a declining U.S. dollar versus other major currencies. The U.S. economy showed moderate signs of health in the first half of the year and rebounded strongly in the second half. Boosted by an accommodative Fed, which lowered the Federal Funds rate to a 45-year low in June to 1%, and tax cuts which hit consumers pockets during the summer, the third quarter posted 8.2% growth, followed by a likely 4% growth rate in the fourth quarter. The U.S. 10-year Treasury note yield fell to 3.1% in June as the Fed lowered short rates out of concern for deflation. As the economy rebounded, the 10-year yield shot higher, to end the year at 4.25%, up 43 basis points.

    Growth in the Eurozone only rose an estimated 0.5%, dragged down by near recessionary conditions in the core economies of Germany, France and Italy. Little progress was made on reforming major structural problems key to stimulating growth. The European Central Bank lowered its refinancing rate to 2%, also in June. The German 10-year Bund yield finished the year virtually unchanged at 4.29% after falling to 3.4% mid-year. The Japanese economy rebounded at an estimated 2.2% growth rate after a long period of recession; supported by more aggressive central bank policy and moves toward banking reform. The 10-year JGB yield climbed 46 basis points to end the year at 1.37%

    A major story during 2003 was the decline in the U.S. dollar, predominantly during the last six months. The Dollar fell 16.7% against the Euro and 10% against the Yen, finishing the year at .79 Euros and 107.22 Yen. The precipitous fall in the Dollar has put pressure on both the Japanese and Euro economies by reducing exports. The unprecedented decline in the dollar relative to the Euro and Yen, however, adversely impacted the funds performance relative to its benchmark. Shorter Fund duration, positioned for a rebound in global growth, was a slightly drag on performance as rates declined in the last two months.

                                                              GLOBAL INCOME FUND
--------------------------------------------------------------------------------

CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE CHART OMITTED, PLOT POINTS FOLLOWS]

                       Global Income Fund          Salomon World Bond
5/1/97                      $10,000                     $10,000
06/97                        10,190                      10,394
12/97                        10,341                      10,548
06/98                        10,729                      10,843
12/98                        11,720                      12,163
06/99                        10,874                      11,290
12/99                        10,841                      11,644
06/00                        10,717                      11,647
12/00                        10,767                      11,829
06/01                        10,314                      11,289
12/01                        10,586                      11,712
06/02                        11,526                      12,866
12/02                        12,347                      13,995
06/03                        12,962                      14,989
12/03                        13,790                      16,081



AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED DECEMBER 31, 2003
---------------------------------------------------------------


                                   ONE      FIVE        SINCE
                                  YEAR      YEAR      INCEPTION
---------------------------------------------------------------
Global Income Fund               11.69%       3.31%       4.94%
---------------------------------------------------------------
Salomon World Bond               14.91%       5.74%       7.39%
---------------------------------------------------------------
Lipper peer group average*       14.80%       7.27%       N/A
---------------------------------------------------------------
Inception date                   5/1/97
---------------------------------------------------------------




Global Income Fund (ending value $13,790)
Salomon World Bond (ending value $16,081)


INVESTMENT PROFILE

A fund designed for investors who seek high return, emphasizing current income and, to a lesser extent, capital appreciation by investing primarily in a combination of foreign and domestic debt securities, with an emphasis in foreign debt securities.



CURRENCY EXPOSURE
AS OF DECEMBER 31, 2003
as a % of Market Value
--------------------------------------------------------------------------------


Market Value of $16,765 (in thousands)


[PIE CHART OMITTED, PLOT POINTS FOLLOWS]


Euro                    43.4%
U.S. Dollars            28.4%
Japanese Yen            20.9%
Pound Sterling           3.8%
Canadian Dollars         2.5%
Swedish Krona            1.0%


PORTFOLIO COMPOSITION
AS OF DECEMBER 31, 2003
as a % of Market Value
--------------------------------------------------------------------------------


Market Value of $16,765 (in thousands)


[PIE CHART OMITTED, PLOT POINTS FOLLOWS]


Continental Europe     44.4%
United States          28.5%
Japan                  20.9%
United Kingdom          3.8%
Canada                  2.4%



* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED IN THE GLOBAL INCOME PEER GROUP CONSISTING OF 26 AND 20 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

  SEE NOTES TO PERFORMANCE ON PAGE 63 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES.

  PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES.

                                                              GLOBAL INCOME FUND

                                       SCHEDULE OF INVESTMENTS December 31, 2003
--------------------------------------------------------------------------------

                                                              GLOBAL INCOME FUND

                                   PRINCIPAL
                                      AMOUNT         VALUE
---------------------------------------------------------------


BONDS AND NOTES -- 94.5%+
---------------------------------------------------------------


AUSTRIA -- 1.6%

Austria Government Bond
   4.00%    07/15/09 ....... EUR    $219,000  $    280,237(h)

BELGIUM -- 1.5%

Belgium Government Bond
   5.00%    09/28/11 ....... EUR      40,000        53,430(h)
   5.50%    09/28/17 ....... EUR     155,000       212,935(h)
                                                   266,365

CANADA -- 2.4%

Canadian Government Bond
   5.75%    06/01/33 ....... CAD      72,000        60,481
   6.00%    06/01/11 ....... CAD     415,000       351,824
                                                   412,305

FINLAND -- 0.7%

Finland Government Bond
   5.38%    07/04/13 ....... EUR      93,000       127,069(h)

FRANCE -- 4.6%

France Government Bond OAT
   5.50%  10/25/07 -
          04/25/10 ......... EUR     579,000       794,251(h)

GERMANY -- 23.6%

Bundesobligation
   4.50%    08/17/07 ....... EUR     205,000       269,562
   5.00%    02/17/06 ....... EUR     173,000       228,814(h)
Bundesschatzanweisungen
   4.00%    06/25/04 ....... EUR     400,000       509,003(h)
Deutsche Bundesrepublik
   4.13%    07/04/08 ....... EUR      50,000        64,782(h)
   5.00%    01/04/12 ....... EUR     725,000       968,298(h)
   5.50%    01/04/31 ....... EUR      65,000        88,878(h)
   6.00%    01/04/07 ....... EUR     270,000       369,299(h)
   6.25%    01/04/30 ....... EUR     547,000       821,806(h)
   6.75%    07/15/04 ....... EUR     500,000       645,740(h)
Kreditanstalt fuer Wiederaufbau
   5.25%    07/04/12 ....... EUR      72,000        97,306(h)
                                                 4,063,488


                                   PRINCIPAL
                                      AMOUNT         VALUE
---------------------------------------------------------------


GREECE -- 2.2%

Hellenic Republic Government Bond
   5.25%    05/18/12 ....... EUR  $  107,000  $    144,018(h)
   6.00%    02/19/06 ....... EUR     172,000       231,294(h)
                                                   375,312

ITALY -- 2.5%

Italy Buoni Poliennali Del Tesoro
   4.00%    07/15/04 ....... EUR     213,000       271,431(h)
   6.75%    02/01/07 ....... EUR     117,000       163,439(h)
                                                   434,870

JAPAN -- 20.3%

Japan Government
   Five Year Bond
   0.13%    03/20/06 ....... JPY  32,500,000       305,733(d)
   0.24%    12/20/06 ....... JPY  28,500,000       267,928(d)
   0.28%    03/20/07 ....... JPY  62,500,000       587,264(d)
   0.35%    09/20/07 ....... JPY  31,600,000       294,274(d)
   1.10%    12/20/05 ....... JPY  65,000,000       618,463
Japan Government
   Ten Year Bond
   0.57%    12/22/08 ....... JPY  65,000,000       616,254(d)
   1.30%    09/20/12 ....... JPY  35,400,000       332,063
   1.80%    12/20/10 ....... JPY  48,400,000       476,914
                                                 3,498,893

NETHERLANDS -- 2.2%

Netherlands Government Bond
   5.50%    01/15/28 ....... EUR     285,000       387,892

SPAIN -- 3.2%

Spain Government Bond
   4.25%    10/31/07 ....... EUR     290,000       377,949
   4.50%    07/30/04 ....... EUR     129,000       164,974(h)
                                                   542,923

SWEDEN -- 1.0%

Sweden Government Bond
   6.00%    02/09/05 ....... SEK   1,200,000       172,212(h)

UNITED KINGDOM -- 3.7%

United Kingdom Gilt
   6.00%    12/07/28 ....... GBP     102,000       217,213
   7.75%    09/08/06 ....... GBP      96,000       185,861
   8.50%    12/07/05 ....... GBP     120,000       231,497
                                                   634,571




-----------
See Notes to Schedules of Investments on page 64 and Notes to Financial Statements.

                                                              GLOBAL INCOME FUND

                                       SCHEDULE OF INVESTMENTS December 31, 2003
--------------------------------------------------------------------------------



                                   PRINCIPAL
                                      AMOUNT         VALUE
---------------------------------------------------------------


UNITED STATES -- 25.0%

U.S. Treasury Bonds
   5.25%    02/15/29 ....... USD    $683,000  $    688,963(h)
   5.38%    02/15/31 ....... USD     350,000       364,984(h)
U.S. Treasury Notes
   1.63%    01/31/05 ....... USD     400,000       401,540
   3.25%    08/15/07 ....... USD     275,000       280,486(h)
   3.50%    11/15/06 ....... USD     700,000       723,485(h)
   4.38%    05/15/07 ....... USD     580,000       614,133(h)
   4.38%    08/15/12 ....... USD     790,000       805,792(h)
   6.50%    05/15/05 ....... USD     400,000       427,528(h)
                                                 4,306,911

TOTAL INVESTMENT IN SECURITIES
   (COST $13,657,695) ............              16,297,299



---------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.7%
---------------------------------------------------------------

GEI Short-Term
   Investment Fund ........ USD      467,364      467,364 (j)

OTHER ASSETS AND LIABILITIES,
   NET 2.8% ......................                 475,895
                                               -----------

NET ASSETS-- 100% ................             $17,240,558
                                               ===========




------------
See Notes to Schedules of Investments on page 64 and Notes to Financial Statements.

                                                               TOTAL RETURN FUND
--------------------------------------------------------------------------------

  Q&A

Q. HOW DID THE TOTAL RETURN FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED DECEMBER 31, 2003?

A. The Total Return Fund advanced 20.31% for the twelve-month period ended December 31, 2003. During the same period, the Fund's broad-based benchmarks, the Standard & Poor's 500 Composite Price Index and the Lehman Brothers Aggregate Bond Index, returned 28.73% and 4.10%, respectively. Our Lipper peer group of 83 Flexible Portfolio funds returned 18.59% for the same period.

Q.  WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE DURING THE PAST YEAR?

A. Information Technology and Health Care stock selection were the main drivers of underperformance for the U.S. Equity portion of the Fund over the twelve months ended December 31, 2003. Despite a slight overweight in technology, almost half of the relative underperformance for the year is due to stock selection in this sector. Many of the smaller capitalization, more speculative, higher priced stocks did well over the year as investors discounted negative earnings and poor fundamentals in the hopes of catching the bounce off the bottom with these stocks. Conversely, higher quality, larger capitalization companies lagged in terms of performance over the year. In Health Care, negative news flow around dwindling product pipelines and onerous drug pricing legislation plagued the pharmaceutical stocks all year causing them to lag the market. In addition, several health care provider and equipment stocks that we owned in the portfolio suffered over the period. Many of the stocks that helped fuel the gains in the market were on average smaller in market capitalization, had higher expected growth rates, and were more expensive in terms of P/E ratio--companies losing money posted some of the best returns in 2003. This trend was evident starting in the second quarter as the market began to rally after the Iraq War was declared over. Interestingly, investor's penchant for investing in these stocks created a "quality" schism in the market. For example, larger capitalization companies were overlooked for smaller, expensive, risky stocks. Stocks with a beta greater than 2.0 (risky) were up 80% for the year 2003, whereas less risky stocks, that is, stocks with betas less than 2.0, were up a mere 25%--underperforming the S&P 500 by almost 4%! In addition, stocks with P/E ratios greater than 50, and those with a negative PE, advanced 72% for 2003, whereas stocks with P/E ratios less than 50 were up only 27%--again underperforming the S&P 500. If you classified stocks by S&P ratings (A, B, C, or N/A) where A is the highest quality and N/A is not available or not rated, the C's and N/A companies were up 44% and 41%, respectively, whereas the A's and B's were up only 24% and 32%, respectively. While this trend was challenging in 2003, many of these stocks have poor fundamentals and market history suggests that it is difficult to consistently post positive relative returns with this strategy. In the fixed income markets, Interest rates fell to 45-year lows mid-year as the Federal Reserve lowered the federal funds rate to 1%, fearing deflation would be brought about by weak growth. However, interest rates rose in the second half, finishing the year higher, as the U.S. economy rebounded strongly in the third and fourth quarters. Two, ten and thirty-year Treasury yields ended the twelve-month period at 1.82%, 4.25% and 5.07% respectively. Treasury returns were slightly positive, attributable to coupon income, as prices of securities with greater than two years to maturity declined during the period. Corporate bonds were the star performers as stronger fundamentals, fewer corporate governance and accounting-related scandals and a declining downgrade/upgrade ratio contributed to a narrowing of corporate bond spreads. Mortgage-backed security performance suffered during the year as prepayments hit historical highs in May and then fell precipitously in July as rates backed up, causing duration extensions and spread widening. The market finished the year with the fed funds rate at 1% and the Fed on hold for the foreseeable future against a backdrop of economic recovery and low inflation. Security selection within the corporate and mortgage-backed sectors was the main positive contributor to 2003. Emphasis on lower quality corporate issuers and pool-specific Mortgage Backed Securities with above-market coupons enhanced portfolio yield and returns during the year. An opportunistic trade into German bunds from U.S. Treasuries early in the year performed well, as the value of the U.S. dollar declined relative to the Euro. The relative overweight in commercial Mortgage-backed securities also contributed positively. However, our tactical duration positioning throughout the year negatively impacted relative return. The international portion of the Fund provided solid returns for the year. Since the lows were reached at the end of the first quarter the international markets have marched steadily higher, accelerating in the fourth quarter and closing the year on an optimistic note not seen for several years. Growing consumer and business confidence overshadowed geopolitical concerns, including war, terrorism and SARS. China dominated the headlines for much of the year, starting with SARS but increasingly demonstrating its economic importance as the year progressed. Many other countries started to benefit from the sheer scale of China's activity, reducing the extent of America's role as the engine of the world economy. Europe's environment, while improving, has been weak, with high unemployment prevailing. The U.K. has continued to outperform economically but has paid a minor price with interest rates moving higher in the fourth quarter. Japan has also shown signs of recovery although lack of real reform makes those changes fairly ineffectual.

                                                               TOTAL RETURN FUND
--------------------------------------------------------------------------------

CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE CHART OMITTED, PLOT POINTS FOLLOWS]

                        Total Return Fund                   S&P 500                    LB Aggregate                Composite Index
12/93                       $10,000                          $10,000                     $10,000                        $10,000
12/94                        10,253                           10,131                       9,708                          9,966
12/95                        13,130                           13,929                      11,502                         12,919
12/96                        14,519                           17,151                      11,918                         14,865
12/97                        17,129                           22,861                      13,072                         18,369
12/98                        20,058                           29,422                      14,206                         22,237
12/99                        22,715                           35,620                      14,088                         24,906
12/00                        23,837                           32,346                      15,726                         24,645
12/01                        23,147                           28,496                      17,051                         23,722
12/02                        20,991                           22,197                      18,802                         21,397
12/03                        25,255                           28,576                      19,574                         25,350



AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED DECEMBER 31, 2003
----------------------------------------------------------

                                  ONE       FIVE       TEN
                                 YEAR       YEAR      YEAR
----------------------------------------------------------
Total Return Fund                20.31%     4.72%    9.71%
----------------------------------------------------------
S&P 500                          28.73%    -0.58%   11.07%
----------------------------------------------------------
LB Aggregate                      4.10%     6.62%    6.95%
----------------------------------------------------------
Composite Index*                 18.50%     2.66%    9.75%
----------------------------------------------------------
Lipper peer group average**      18.59%     3.04%    8.44%
----------------------------------------------------------
Inception date                   7/1/85
----------------------------------------------------------




Total Return Fund (ending value $25,255)
S&P 500 (ending value $28,576)
LB Aggregate (ending value $19,574)
Composite Index (ending value $25,350)


INVESTMENT PROFILE

A fund designed for investors who seek the highest total return, composed of current income and capital appreciation, as is consistent with prudent investment risk by investing in a combination of equity and investment grade debt securities.




TOP TEN HOLDINGS
AS OF DECEMBER 31, 2003
as a % of Market Value
----------------------------------------------------------
  U.S. Treasury Notes 2.38%, 8/15/06                 2.52%
----------------------------------------------------------
  Citigroup Inc.                                     2.50%
----------------------------------------------------------
  First Data Corp.                                   2.34%
----------------------------------------------------------
  Federal National Mortgage Assoc. 6.50% TBA         2.10%
----------------------------------------------------------
  Liberty Media Corp. (Series A)                     2.04%
----------------------------------------------------------
  Pfizer Inc.                                        1.79%
----------------------------------------------------------
  Federal National Mortgage Assoc.                   1.77%
----------------------------------------------------------
  Vodafone Group PLC. ADR                            1.70%
----------------------------------------------------------
  American International Group Inc.                  1.69%
----------------------------------------------------------
  Comcast Corp. (Class A Special)                    1.45%
----------------------------------------------------------





PORTFOLIO COMPOSITION
AS OF DECEMBER 31, 2003
as a % of Market Value
---------------------------------------------------------------


Market Value of $249,447 (in thousands)


[PIE CHART OMITTED, PLOT POINTS FOLLOWS]


Domestic Equity           46.1%
Bonds and Notes           25.2%
Foreign Equity            14.7%
Short-Term & Others       14.0%



* THE COMPOSITE INDEX RETURN IS A BLENDED RETURN COMPOSED OF 60% S&P 500 INDEX AND 40% LB AGGREGATE BOND INDEX. ** LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED IN THE FLEXIBLE PEER GROUP CONSISTING OF 83, 57 AND 37 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

  SEE NOTES TO PERFORMANCE ON PAGE 63 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES.

  PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES.

                                                               TOTAL RETURN FUND

                                       SCHEDULE OF INVESTMENTS December 31, 2003
--------------------------------------------------------------------------------

                                                               TOTAL RETURN FUND

                                      NUMBER
                                   OF SHARES         VALUE
---------------------------------------------------------------


DOMESTIC EQUITY -- 51.0%+
---------------------------------------------------------------


CONSUMER - DISCRETIONARY -- 9.0%

Carnival Corp. ...................    83,428  $   3,314,594(l)
Catalina Marketing Corp. .........    18,145       365,803(a,l)
Comcast Corp. (Class A Special) ..   115,409     3,609,993(a)
eBay Inc. ........................     8,899       574,786(a)
Harley-Davidson Inc. .............    12,236       581,577
Home Depot Inc. ..................    89,546     3,177,987
InterActiveCorp. .................     5,840       198,151(a)
Liberty Media Corp. (Series A) ...   428,264     5,092,059(a)
Target Corp. .....................    24,473       939,763
UnitedGlobalCom Inc. (Class A) ...     7,787        66,034(a)
Viacom Inc. (Class B) ............    52,882     2,346,903
                                                20,267,650

CONSUMER - STAPLES -- 1.9%

Colgate-Palmolive Co. ............    31,704     1,586,785
PepsiCo Inc. .....................    41,158     1,918,786
Wal-Mart Stores Inc. .............    13,070       693,364
                                                 4,198,935

ENERGY -- 3.0%

Burlington Resources Inc. ........    14,739       816,246
Exxon Mobil Corp. ................    60,624     2,485,584
Nabors Industries Ltd. ...........    18,632       773,228(a)
Schlumberger Ltd. ................    47,832     2,617,367
                                                 6,692,425

FINANCIAL -- 11.7%

AFLAC Inc. .......................    24,472       885,397
Alleghany Corp. (REIT) ...........       325        72,313(a)
American Express Co. .............    33,104     1,596,606(h)
American International
   Group Inc. ....................    63,672     4,220,180(h)
Bank of America Corp. ............     4,172       335,554
Bank of New York Co Inc.. ........     5,590       185,141
Bank One Corp. ...................    21,691       988,893(h)
Berkshire Hathaway
   Inc. (Class B) ................       623     1,753,745(a)
Citigroup Inc. ...................   128,223     6,223,944
Federal National
   Mortgage Assoc. ...............    58,678     4,404,371
Marsh & McLennan Cos. Inc. .......    43,939     2,104,239
Mellon Financial Corp. ...........    14,461       464,343
SLM Corp. ........................    15,573       586,791
State Street Corp. ...............    48,388     2,520,047(e)
                                                26,341,564


                                      NUMBER
                                   OF SHARES         VALUE
---------------------------------------------------------------
HEALTHCARE -- 9.4%

Abbott Laboratories ..............    46,720  $   2,177,152
Cardinal Health Inc. .............    57,843     3,537,678(h)
DENTSPLY International Inc. ......    27,809     1,256,132
Johnson & Johnson ................    64,151     3,314,041
Lincare Holdings Inc. ............    73,417     2,204,712(a)
Merck & Co Inc. ..................    25,585     1,182,027
Pfizer Inc. ......................   126,254     4,460,554
WebMD Corp. ......................    16,129       145,000(a,l)
Wyeth ............................    72,304     3,069,305
                                                21,346,601

INDUSTRIALS -- 3.7%

Danaher Corp. ....................     4,577       419,940(l)
Dover Corp. ......................    73,973     2,940,427
Equifax Inc. .....................    52,838     1,294,531
3M Co. ...........................     5,262       447,428
United Technologies Corp. ........    13,476     1,277,120
Waste Management Inc. ............    66,742     1,975,563(l)
                                                 8,355,009

INFORMATION TECHNOLOGY -- 12.1%

Applied Materials Inc. ...........    46,163     1,036,359(a)
Automatic Data Processing Inc. ...    52,560     2,081,902
Certegy Inc. .....................    52,770     1,730,856
Cisco Systems Inc. ...............    91,771     2,229,118(a)
Dell Inc. ........................    57,288     1,945,500(a)
First Data Corp. .................   141,828     5,827,712(l)
Intel Corp. ......................    75,641     2,435,640
International Business
   Machines Corp. ................     7,230       670,076
Intuit Inc. ......................    48,944     2,589,627(a)
Microsoft Corp. ..................   109,013     3,002,218
Molex Inc. (Class A) .............    94,552     2,776,047
Oracle Corp. .....................     9,456       124,819(a)
Paychex Inc. .....................     9,733       362,068
Yahoo! Inc. ......................    10,568       477,357(a)
                                                27,289,299

EXCHANGE TRADED FUND -- 0.2%

SPDR Trust Series 1 ..............     3,838       427,093

TOTAL DOMESTIC EQUITY
   (COST $101,881,816) ...........             114,918,576



---------------------------------------------------------------
FOREIGN EQUITY -- 16.1%
---------------------------------------------------------------


CONSUMER - DISCRETIONARY -- 1.8%

Lagardere S.C.A. .................     5,112      $295,126
Accor ............................     8,140       368,599
Renault S.A. .....................     3,048       210,299
Bayerische Motoren Werke AG ......     4,745       219,953
Mediaset S.p.A ...................     9,703       115,290




------------------
See Notes to Schedules of Investments on page 64 and Notes to Financial Statements.

                                                               TOTAL RETURN FUND

                                       SCHEDULE OF INVESTMENTS December 31, 2003
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES         VALUE
---------------------------------------------------------------
Honda Motor Co Ltd. ..............     8,500    $  377,531
Nissan Motor Co. Ltd. ............    17,400       198,727
Sharp Corp. ......................    11,000       173,565
Sony Corp. .......................     4,900       169,628
Grupo Televisa S.A. ADR ..........     3,679       146,645
Koninklijke Philips
   Electronics N.V. ..............    19,231       561,550
Autoliv Inc. SDR .................     3,036       115,190
Reed Elsevier PLC. ...............    52,282       437,312
Compass Group PLC. ...............    71,925       489,275
Kingfisher PLC. ..................    51,537       256,941
                                                 4,135,631

CONSUMER - STAPLES -- 1.1%

Woolworths Ltd. ..................    15,916       141,505
Carrefour S.A. ...................    13,385       734,756
Wal-Mart de Mexico
   SA de C.V. (Series V) .........    55,685       158,721
Nestle S.A. ......................     2,722       680,087
SABMiller PLC. ...................    12,190       126,349
Diageo PLC. ......................    12,424       163,470
Tesco PLC. .......................   104,964       484,316
                                                 2,489,204

ENERGY -- 1.3%

Petro-Canada .....................     8,974       443,821(l)
China Petroleum &
   Chemical Corp. ................ 1,150,000       514,732
Total S.A. (Series B) ............     5,198       966,428
ENI-Ente Nazionale
   Idrocarburi S.p.A .............    33,417       630,572(l)
Royal Dutch Petroleum Co. ........     5,345       281,812
LUKOIL ADR .......................     1,854       172,607
                                                 3,009,972

FINANCIAL -- 3.2%

Bank of Nova Scotia ..............     1,327        67,569(l)
Sampo Oyj (Series A) .............    21,511       222,490
AXA ..............................    16,783       359,242
Credit Agricole S.A. .............     9,232       220,436
BNP Paribas ......................    11,937       751,633
Allianz AG .......................     1,335       168,525
Muenchener
   Rueckversicherungs AG .........     2,091       253,515
Deutsche Boerse AG ...............     3,714       203,080
Bank of Ireland ..................    34,965       476,314
Banca Intesa S.p.A ...............   119,268       466,360
Riunione Adriatica di
   Sicurta S.p.A .................    25,059       426,711
Aiful Corp. ......................     2,050       149,967
Mitsubishi Estate Co Ltd. ........    17,000       161,165
Mitsui Sumitomo
   Insurance Co Ltd. .............    32,000       262,760
Kookmin Bank .....................     3,011       112,834
Grupo Financiero BBVA
   Bancomer (Series B) ...........   222,133       189,769(a)
Aegon N.V. .......................    16,426       243,033


                                      NUMBER
                                   OF SHARES         VALUE
---------------------------------------------------------------
ING Groep N.V. ...................    18,360    $  428,199
Banco Santander Central
   Hispano S.A. ..................    33,109       392,146(l)
Skandinaviska Enskilda
   Banken AB (Series A) ..........    10,302       151,767
Svenska Handelsbanken ............    21,063       430,317
Credit Suisse Group ..............    19,292       705,852
Royal Bank of Scotland
   Group PLC. ....................    16,122       475,049
                                                 7,318,733

HEALTHCARE -- 1.3%

Schering AG ......................     4,390       222,324
Teva Pharmaceutical
   Industries ADR ................     4,186       237,388
Chugai Pharmaceutical Co Ltd. ....    16,600       238,692
Terumo Corp. .....................     7,800       148,111
Roche Holding AG .................     1,729       174,403
Novartis AG ......................    14,592       662,495
Smith & Nephew PLC. ..............    66,903       562,004
GlaxoSmithKline PLC. .............    31,500       721,789
                                                 2,967,206

INDUSTRIALS -- 1.8%

EmpreS.A. Brasileira de
   Aeronautica S.A. ADR ..........    15,518       543,596(h)
Canadian Pacific Railway Ltd. ....     9,600       271,749
Siemens AG .......................       448        35,883(l)
Johnson Electric Holdings Ltd. ...   122,000       154,784
Asahi Glass Co Ltd. ..............    40,000       328,450
Daikin Industries Ltd. ...........    16,000       369,506
Komatsu Ltd. .....................    93,000       590,090
Mitsui & Co Ltd. .................    40,000       322,105
Secom Co Ltd. ....................     1,500        55,986
Grupo Ferrovial S.A. .............     6,192       216,970(l)
Assa Abloy AB (Series B) .........    13,253       157,482
SKF AB (Series B) ................     2,655       102,580
ABB Ltd. .........................    45,636       231,363
Smiths Group PLC. ................    25,584       302,733
Brambles Industries PLC. .........   111,869       407,534
                                                 4,090,811

INFORMATION TECHNOLOGY -- 0.9%

Nokia OYJ ........................     2,969        51,343
Canon Inc. .......................     9,000       419,054
Hoya Corp. .......................     3,400       312,177
Murata Manufacturing Co Ltd. .....       400        21,610
Samsung Electronics Co Ltd. ......     1,390       526,135
Taiwan Semiconductor
   Manufacturing Co Ltd. .........   378,564       708,065(a)
                                                 2,038,384

MATERIALS -- 1.4%

Aracruz Celulose S.A. ADR ........     4,880       170,995
Cia Vale do Rio Doce ADR .........     9,283       517,515


-----------
See Notes to Schedules of Investments on page 64 and Notes to Financial Statements.

                                                               TOTAL RETURN FUND

                                       SCHEDULE OF INVESTMENTS December 31, 2003
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES         VALUE
---------------------------------------------------------------


Stora Enso Oyj (Series R) ........    18,051  $     243,169
BASF AG ..........................     2,368       133,155
CRH PLC. .........................    14,303       293,168
POSCO ............................     1,390       190,155
POSCO ADR ........................     1,169        39,711
MMC Norilsk Nickel ADR ...........     1,294        86,051
Syngenta AG (Regd.) ..............     4,027       271,234
China Steel Corp. ADR ............     4,838        80,553(b)
BHP Billiton PLC. ................   102,681       897,015
Rio Tinto PLC. ...................    10,676       294,893
                                                 3,217,614

TELECOMMUNICATION SERVICES -- 2.7%

Telecom Italia S.p.A .............   150,510       306,601(a)
Telefonica S.A. ..................    42,116       618,352
Telefonica S.A. ADR ..............       400        17,676
Vodafone Group PLC. ..............   365,991       907,423
Vodafone Group PLC. ADR ..........   169,637     4,247,711
                                                 6,097,763

UTILITIES -- 0.6%

Huaneng Power
   International Inc. ............   188,000       325,693
Veolia Environnement .............     9,956       267,486
   E.ON AG .......................     6,169       402,603
National Grid Transco PLC. .......    45,019       322,565
                                                 1,318,347

TOTAL FOREIGN EQUITY
   (COST $30,103,257) ............              36,683,665


                                   PRINCIPAL
                                      AMOUNT         VALUE
---------------------------------------------------------------
BONDS AND NOTES -- 27.9%
---------------------------------------------------------------


U.S. TREASURIES -- 6.4%

U.S. Treasury Bonds
   5.50%    08/15/28 .............$1,750,000     1,822,695
   7.25%    05/15/16 .............   490,000       611,192(h)
   8.13%    08/15/19 - 08/15/21 .. 1,070,000     1,454,335(h)
                                                 3,888,222
U.S. Treasury Notes
   1.63%    10/31/05 ............. 1,480,000     1,477,691
   2.00%    08/31/05 .............   865,000       870,545
   2.38%    08/15/06 ............. 6,240,000     6,273,634
   3.13%    09/15/08 - 10/15/08 .. 1,620,000     1,618,889
   4.25%    08/15/13 .............   165,000       165,213
   4.88%    02/15/12 .............    15,000        15,875
   6.00%    08/15/09 .............    45,000        50,973
   6.50%    02/15/10 .............     5,000         5,810(h)
                                                10,478,630

TOTAL U.S. TREASURIES
   (COST $14,288,208) ............              14,366,852



                                   PRINCIPAL
                                      AMOUNT         VALUE
---------------------------------------------------------------
FEDERAL AGENCIES -- 1.2%

Federal Home Loan Bank System
   2.50%    12/15/05 .............$  545,000  $    550,450(h)

Federal Home Loan Mortgage Corp.
   4.75%    12/08/10 .............   335,000       338,501
   5.00%    07/30/09 .............   135,000       137,190
   5.25%    01/15/06 .............   720,000       765,742
                                                 1,241,433
Federal National Mortgage Assoc.
   3.75%    09/15/08 .............   800,000       799,592
   4.38%    07/17/13 .............   185,000       176,949
                                                   976,541

TOTAL FEDERAL AGENCIES
   (COST $2,733,891) .............               2,768,424


AGENCY MORTGAGE BACKED -- 9.9%

Federal Home Loan Mortgage Corp.
   5.00%    04/01/13 .............    93,653        97,896
   6.00%    04/01/29 - 11/01/33 ..   346,753       358,723
   6.50%    01/01/27 - 10/01/33 ..    68,401        71,631
   7.00%    10/01/25 - 09/01/32 ..    16,061        17,004
   7.50%    11/01/09 - 09/01/33 ..   208,292       222,920
   8.00%    01/01/30 - 11/01/30 ..    51,878        56,061
   9.00%    10/01/25 .............     2,555         2,848
                                                   827,083
Federal National Mortgage Assoc.
   5.50%    04/01/14 - 08/01/33 ..   298,881       308,556
   6.00%    08/01/14 - 11/01/33 .. 1,223,708     1,266,364
   6.50%    06/01/17 - 12/01/33 ..   501,478       526,045
   7.00%    04/01/17 - 09/01/33 ..   480,936       509,548
   7.50%    12/01/09 - 10/01/33 ..   945,659     1,010,192
   8.00%    12/01/11 - 01/01/33 ..   222,139       238,546
   8.50%    04/01/30 - 11/01/31 ..    96,621       103,841
   9.00%    06/01/09 - 12/01/22 ..   101,301       111,106
   5.00%    TBA .................. 5,945,000     5,988,384(c)
   5.50%    TBA .................. 2,305,000     2,364,133(c)
   6.50%    TBA .................. 5,000,000     5,228,125(c)
                                                17,654,840
Government National Mortgage Assoc.
   6.00%    07/15/33 .............    24,687        25,679
   6.50%    04/15/24 - 04/15/32 ..    43,435        45,925
   7.00%    03/15/12 .............   127,875       137,222
   7.50%    03/15/27 - 09/15/31 ..   459,425       496,067
   8.00%    03/15/30 - 05/15/30 ..    26,003        28,156
   9.00%    11/15/16 - 12/15/21 ..    61,345        68,258
   5.00%    TBA .................. 3,000,000     2,971,875(c)
                                                 3,773,182

TOTAL AGENCY MORTAGE BACKED
   (COST $22,010,184) ............              22,255,105


AGENCY COLLATERALIZED MORTGAGE OBLIGATION -- 1.0%

Federal Home Loan Mortgage Corp.
   4.50%    03/15/18 .............   144,047        21,358(g)
   5.00%    07/15/14 - 07/15/31 ..   230,089        40,133(g)


---------
See Notes to Schedules of Investments on page 64 and Notes to Financial Statements.

                                                               TOTAL RETURN FUND

                                       SCHEDULE OF INVESTMENTS December 31, 2003
--------------------------------------------------------------------------------

                                   PRINCIPAL
                                      AMOUNT         VALUE
---------------------------------------------------------------

   5.50%    04/15/17 - 06/15/33   $  358,850  $     63,526(g)
   6.38%    05/25/43 .............   256,288        31,235(g,i)
   6.98%    05/25/43 .............   137,594        16,769(g,i)
   7.00%    01/30/34 .............    70,000        53,547
   7.50%    01/15/16 .............    25,024        27,050
   7.50%    07/15/27 .............    18,578         3,087(g)
   7.75%    03/15/22 .............    40,415        42,349
   8.64%    12/15/33 .............    45,000        38,860(i)
   17.99%   05/15/31 .............    41,000        45,958(i)
                                                   383,872

Federal Home Loan Mortgage
   Corp. STRIPS
   8.00%    02/01/23 - 07/01/24 ..    13,927         2,543(g)

Federal Home Loan Mortgage STRIPS
   4.76%    08/01/27 .............     3,379         3,000(d,f)

Federal National Mortgage Assoc.
   1.18%    12/25/42 .............   748,992        27,970(g,i)
   2.24%    06/25/43 .............   998,414        72,073(g,i)
   5.19%    08/25/43 .............   350,000       361,365
   5.50%    01/25/27 .............   108,427        18,433(g)
   5.96%    02/25/31 .............   150,208        15,655(g,i)
   6.46%    05/25/42 - 09/25/42 .. 1,474,658       201,910(g,i)
   6.51%    04/25/17 - 10/25/17 ..   379,305        47,627(g,i)
   6.56%    08/25/16 .............   181,663        19,009(g,i)
   7.50%    11/25/31 .............    93,704       102,137
   8.00%    07/25/14 .............   115,979       125,018
   11.92%   09/25/31 .............    88,852        91,378(i)
   12.76%   12/25/17 .............   142,742       154,016(i)
   16.46%   03/25/17 .............   143,734       162,516(i)
   18.09%   04/25/32 .............    29,389        33,032(i)
                                                 1,432,139

Federal National Mortgage
   Assoc. STRIPS
   7.50%    11/01/23 - 01/01/24 ..   133,004        25,203(g)
   8.00%    08/01/23 - 07/01/24 ..    30,250         5,716(g)
                                                    30,919
Federal National Mortgage REMIC
   2.00%    06/25/43 ............. 2,063,116       125,076(g,i)
   14.10%   03/25/31 .............   165,178       173,193(i)
                                                   298,269

Federal National Mortgage
   REMIC (Class J)
   80.91%   03/25/22 .............        60           833(g)

Federal National Mortgage
   REMIC (Class K)
   8.00%    05/25/22 .............        17           330(g)

FHLMC Structured Pass
   Through Securities
   9.12%    09/25/43 ............. 1,199,250        20,987(d,g,i)

Vendee Mortgage Trust
   5.75%    05/15/33 .............   592,191        23,688(d,g,i)

TOTAL AGENCY COLLATERALIZED
   MORTGAGE OBLIGATION
   (COST $2,307,395) .............               2,196,580


                                   PRINCIPAL
                                      AMOUNT         VALUE
---------------------------------------------------------------
ASSET BACKED -- 2.1%

American Express Credit Account
   Master Trust (Class A)
   1.69%    01/15/09 .............$   42,000  $     41,225
Bank One Issuance Trust
   1.21%    10/15/08 .............   450,000       450,200(i)
   3.59%    05/17/10 .............    20,000        20,305
   3.76%    08/15/08 .............    62,000        63,122
Bear Stearns Asset Backed
   Securities Inc. (Class A)
   1.49%    01/25/34 .............   231,873       231,876(i)
BMW Vehicle Owner Trust (Class B)
   2.93%    03/25/09 .............    28,000        28,095
Capital One Prime Auto
   Receivables Trust
   1.24%    09/17/07 .............   260,000       260,133(i)
Chase Credit Card Master
   Trust (Class A)
   1.22%    03/17/08 .............   100,000       100,039(i)
Chase Funding Mortgage Loan
   Asset-Backed Certificates
   2.34%    04/25/24 .............    26,000        25,623
   2.73%    05/25/36 .............   100,000        99,119
   3.34%    05/25/26 .............   300,000       300,000
   5.43%    12/25/32 .............    34,000        33,458
Chase Manhattan Auto Owner Trust
   1.48%    03/07/08 .............   275,000       275,450(i)
   2.50%    04/07/08 .............   151,000       151,452
   2.57%    02/16/10 .............   175,000       174,195
   2.70%    01/15/08 .............    80,000        80,754
   4.45%    04/07/10 .............    35,000        35,444
   5.65%    06/16/08 .............   136,000       146,098
   6.90%    10/15/07 .............    28,000        30,349
Citibank Credit Card Master
   Trust I (Class A)
   5.88%    03/10/11 .............    50,000        54,791
Countrywide Asset-Backed Certificates
   1.39%    07/25/31 .............    35,803        35,813(i)
Countrywide Home Equity Loan
   Trust (Class A)
   1.39%    07/15/27 .............   206,126       205,845(i)
Daimler Chrysler Auto Trust
   2.86%    03/09/09 .............   125,000       125,273
Discover Card Master Trust I (Class A)
   1.34%    09/18/07 .............   240,000       240,324(i)
Federal National Mortgage Assoc.
   3.95%    12/26/31 .............    41,000        41,898
Fleet Credit Card Master
   Trust II (Class A)
   2.40%    07/15/08 .............    37,000        37,137
   5.60%    12/15/08 .............   300,000       317,223
Ford Credit Auto Owner
   Trust (Class B)
   4.79%    11/15/06 .............    64,000        66,342
Green Tree Financial Corp.
   6.90%    04/15/18 .............     2,706         2,746
M&I Auto Loan Trust
   2.97%    04/20/09 .............   100,000       100,336




---------
See Notes to Schedules of Investments on page 64 and Notes to Financial Statements.

                                                               TOTAL RETURN FUND

                                       SCHEDULE OF INVESTMENTS December 31, 2003
--------------------------------------------------------------------------------

                                   PRINCIPAL
                                      AMOUNT         VALUE
---------------------------------------------------------------

Mid-State Trust
   7.54%    07/01/35 .............$    8,330    $    8,456
Nissan Auto Receivables Owner Trust
   2.05%    03/16/09 .............    28,000        27,398
   2.61%    07/15/08 .............    54,000        54,056
   3.21%    03/16/09 .............   104,000       104,561
Peco Energy Transition Trust
   6.52%    12/31/10 .............    50,000        56,413
Residential Asset Securities Corp.
   1.39%    07/25/32 .............   122,123       122,154(i)
   2.66%    11/25/28 .............    30,000        29,875
   3.32%    03/25/29 .............    35,000        35,025
Saxon Asset Securities Trust
   1.54%    12/25/32 .............   118,128       118,295(i)
Superior Wholesale Inventory
   Financing Trust
   1.25%    01/16/06 .............   400,000       400,009(i)
West Penn Funding LLC
   Transition Bonds
   6.81%    09/25/08 .............    31,782        33,960

TOTAL ASSET BACKED
   (COST $4,769,870) .............               4,764,867


CORPORATE NOTES -- 5.7%

Alabama Power Co.
   5.70%    02/15/33 .............    50,000        48,397
Alabama Power Co. (Series V)
   5.60%    03/15/33 .............    35,000        33,393
Albertson's Inc.
   7.45%    08/01/29 .............    30,000        32,687
Amerada Hess Corp.
   7.30%    08/15/31 .............    55,000        56,985
AmerenUE
   5.10%    08/01/18 .............    45,000        44,258
American Electric Power
   Co. Inc. (Series D)
   5.25%    06/01/15 .............   170,000       166,241
American Express Credit Corp.
   1.25%    12/15/06 .............   200,000       199,839(i)
Anadarko Petroleum Corp.
   5.00%    10/01/12 .............    40,000        40,327
Appalachian Power Co. (Series E)
   4.80%    06/15/05 .............    50,000        51,861
Appalachian Power Co. (Series G)
   3.60%    05/15/08 .............    20,000        19,739
Arizona Public Service Co.
   5.63%    05/15/33 .............    25,000        23,282
AT&T Corp.
   8.05%    11/15/11 .............    85,000        97,619(o)
AXA
   0.00%    12/21/04 .............       834        16,821(d)
Bank of America Corp.
   3.88%    01/15/08 .............    50,000        50,970
Bank One Corp.
   6.50%    02/01/06 .............   295,000       320,018


                                   PRINCIPAL
                                      AMOUNT         VALUE
---------------------------------------------------------------
BB&T Corp.
   4.75%    10/01/12 .............$   25,000  $      24,887
   6.38%    06/30/25 .............    45,000        47,998(i)
Bear Stearns Cos. Inc.
   5.70%    01/15/07 .............    85,000        91,705
Belo Corp.
   8.00%    11/01/08 .............    30,000        35,330
British Telecommunications PLC.
   8.38%    12/15/10 .............    30,000        36,498(o)
Camden Property Trust
   5.38%    12/15/13 .............    40,000        40,187
Campbell Soup Co.
   5.50%    03/15/07 .............    50,000        53,861
Carolina Power & Light Co.
   6.13%    09/15/33 .............    35,000        35,687
Cendant Corp.
   6.25%    01/15/08 .............    70,000        76,072
Citigroup Inc.
   5.00%    03/06/07 .............    90,000        95,430
   7.25%    10/01/10 .............   145,000       168,683
Comcast Cable Communications
   6.38%    01/30/06 .............   100,000       107,540
Comcast Cable Communications
   Holdings Inc.
   8.38%    03/15/13 .............    90,000       110,069
Comcast Corp.
   5.50%    03/15/11 .............    45,000        46,777
   5.85%    01/15/10 .............    50,000        53,442
ConAgra Foods Inc.
   6.00%    09/15/06 .............    50,000        53,996
Conoco Phillips Holding Co.
   6.95%    04/15/29 .............   110,000       124,874
Consolidated Natural Gas Co
   5.38%    11/01/06 .............   100,000       106,527
Countrywide Home Loans Inc.
   1.65%    06/02/06 .............   400,000       402,889(i)
   5.63%    05/15/07 .............    50,000        53,800
CSX Corp.
   5.50%    08/01/13 .............   110,000       112,353
   7.25%    05/01/04 .............    20,000        20,355
DaimlerChrysler NA Holding Corp.
   6.50%    11/15/13 .............   115,000       121,034
Delhaize America Inc.
   7.38%    04/15/06 .............    90,000        96,750
Deutsche Telekom International
   Finance BV
   3.88%    07/22/08 .............    50,000        50,140
   5.25%    07/22/13 .............    75,000        75,541
Devon Financing Corp. ULC
   7.88%    09/30/31 .............    60,000        71,750
Dominion Resources Inc. (Series A)
   2.80%    02/15/05 .............    40,000        40,420
Dominion Resources Inc. (Series B)
   4.13%    02/15/08 .............    90,000        90,840
Domtar Inc.
   7.88%    10/15/11 .............    65,000        76,408
Duke Energy Corp.
   4.50%    04/01/10 .............    30,000        30,025
   5.38%    01/01/09 .............    45,000        47,307




-----------
See Notes to Schedules of Investments on page 64 and Notes to Financial Statements.

                                                               TOTAL RETURN FUND

                                       SCHEDULE OF INVESTMENTS December 31, 2003
--------------------------------------------------------------------------------

                                   PRINCIPAL
                                      AMOUNT         VALUE
---------------------------------------------------------------
El Paso Electric Co. (Series D)
   8.90%    02/01/06 .............$   70,000    $   77,744
EOP Operating LP
   6.63%    03/15/12 .............   140,000       155,017
   7.25%    02/15/18 .............    75,000        84,736
   7.75%    11/15/07 .............   100,000       113,795
European Investment Bank
   4.63%    03/01/07 .............    70,000        74,116
FirstEnergy Corp. (Series A)
   5.50%    11/15/06 .............    50,000        51,732
Ford Motor Co.
   7.45%    07/16/31 .............   175,000       175,972
Ford Motor Credit Co.
   5.63%    10/01/08 .............    85,000        87,188
   7.38%    10/28/09 - 02/01/11 ..   175,000       190,289
FPL Group Capital Inc.
   7.38%    06/01/09 .............   115,000       133,646
Fred Meyer Inc. Holding Co.
   7.38%    03/01/05 .............    65,000        69,031
General Mills Inc.
   3.88%    11/30/07 .............    50,000        50,796
   5.13%    02/15/07 .............    35,000        37,150
General Motors Acceptance Corp.
   4.15%    02/07/05 .............    65,000        66,304
   6.83%    12/01/12 .............    70,000        38,518(d)
   6.88%    09/15/11 - 08/28/12 ..   290,000       312,012
General Motors Corp.
   7.20%    01/15/11 .............    50,000        54,560
Georgia Power Co.
   4.88%    07/15/07 .............    65,000        68,463
Golden West Financial Corp.
   4.75%    10/01/12 .............    50,000        49,844
Goldman Sachs Group Inc.
   4.13%    01/15/08 .............    35,000        35,848
   6.60%    01/15/12 .............    50,000        55,721
HCA Inc.
   7.50%    11/06/33 .............   150,000       156,418
Household Finance Corp.
   3.38%    02/21/06 .............    30,000        30,545
   6.38%    10/15/11 .............   430,000       472,164
   6.50%    01/24/06 .............   120,000       129,832
Hudson United Bank
   7.00%    05/15/12 .............    80,000        89,593
Humana Inc.
   6.30%    08/01/18 .............    60,000        63,634
Huntington National Bank
   2.75%    10/16/06 .............    45,000        44,873
Hydro Quebec
   8.25%    04/15/26 .............   500,000       662,629
International Paper Co.
   6.75%    09/01/11 .............    30,000        33,240
John Deere Capital Corp.
   4.13%    07/15/05 .............    90,000        92,963
Kellogg Co. (Series B)
   6.60%    04/01/11 .............    55,000        61,665
   7.45%    04/01/31 .............    45,000        53,070
KeyCorp
   4.63%    05/16/05 .............   120,000       124,427


                                   PRINCIPAL
                                      AMOUNT         VALUE
---------------------------------------------------------------
KFW International Finance
   4.75%    01/24/07 .............  $155,000  $    164,540
Kinder Morgan Energy Partners LP
   7.75%    03/15/32 .............    45,000        53,672
Kraft Foods Inc.
   5.25%    06/01/07 .............    60,000        63,807
Kroger Co.
   7.65%    04/15/07 .............    50,000        56,570
Lockheed Martin Corp.
   8.50%    12/01/29 .............   235,000       306,388
Masco Corp.
   5.88%    07/15/12 .............    20,000        21,328
   6.75%    03/15/06 .............    55,000        59,988
May Department Stores Co.
   8.50%    06/01/19 .............    20,000        24,952
Merrill Lynch & Co Inc.
   3.38%    09/14/07 .............    65,000        65,840
Morgan Stanley
   4.25%    05/15/10 .............    30,000        29,943
National Rural Utilities
   Cooperative Finance Corp.
   6.00%    05/15/06 .............   135,000       145,660
NB Capital Trust IV
   8.25%    04/15/27 .............   105,000       121,808
Nisource Finance Corp.
   5.40%    07/15/14 .............    75,000        75,821
Noble Energy Inc.
   8.00%    04/01/27 .............    30,000        34,905
Nordic Investment Bank
   2.75%    01/11/06 .............    85,000        86,256
Norfolk Southern Corp.
   6.00%    04/30/08 .............    20,000        21,899
Norsk Hydro ASA
   7.25%    09/23/27 .............    55,000        64,552
Northeast Utilities (Series B)
   3.30%    06/01/08 .............    30,000        29,012
Ocean Energy Inc.
   4.38%    10/01/07 .............    50,000        51,387
Pemex Finance Ltd.
   9.03%    02/15/11 .............    20,000        23,665
Pepco Holdings Inc.
   5.50%    08/15/07 .............    55,000        58,771
Petro-Canada
   5.35%    07/15/33 .............    25,000        22,192
Petroleos Mexicanos
   9.50%    09/15/27 .............   245,000       294,000
PP&L Capital Funding Inc.
   7.75%    04/15/05 .............    25,000        26,646
Procter & Gamble - ESOP (Series A)
   9.36%    01/01/21 .............   155,000       209,508
Progress Energy Inc.
   5.85%    10/30/08 .............    50,000        53,849
Progress Energy Inc.
   7.75%    03/01/31 .............    65,000        76,396
Progressive Corp.
   6.25%    12/01/32 .............    30,000        31,395
PSI Energy Inc.
   6.65%    06/15/06 .............    40,000        43,377


-----------
See Notes to Schedules of Investments on page 64 and Notes to Financial Statements.

                                                               TOTAL RETURN FUND

                                       SCHEDULE OF INVESTMENTS December 31, 2003
--------------------------------------------------------------------------------

                                   PRINCIPAL
                                      AMOUNT         VALUE
---------------------------------------------------------------

Public Service Co of New Mexico
   4.40%    09/15/08 ............. $  50,000    $   50,469
Public Service Electric & Gas
   5.00%    01/01/13 .............    50,000        50,431
Puget Energy Inc.
   3.36%    06/01/08 .............    30,000        29,064
Quest Diagnostics
   6.75%    07/12/06 .............    35,000        38,251
Royal Bank of Scotland Group PLC.
   7.65%    08/31/49 .............    25,000        29,642(i)
Safeco Corp.
   4.20%    02/01/08 .............    20,000        20,204
Shurgard Storage Centers Inc.
   5.88%    03/15/13 .............    65,000        67,483
Simon Property Group LP
   6.75%    07/15/04 .............    50,000        51,301
Southtrust Bank NA
   7.00%    11/15/08 .............    25,000        28,578
Sprint Capital Corp.
   6.13%    11/15/08 .............    80,000        85,062
   7.63%    01/30/11 .............    50,000        56,056
   8.38%    03/15/12 .............    40,000        46,607
   8.75%    03/15/32 .............   155,000       183,332
Suncor Energy Inc.
   5.95%    12/01/34 .............    60,000        59,811
Telefonos de Mexico SA de C.V.
   8.25%    01/26/06 .............    75,000        82,916
TELUS Corp.
   7.50%    06/01/07 .............   125,000       139,893
Textron Inc.
   4.50%    08/01/10 .............    55,000        55,406
Time Warner Cos. Inc.
   7.57%    02/01/24 .............    70,000        79,163
   7.75%    06/15/05 .............    45,000        48,596
Time Warner Inc.
   6.88%    05/01/12 .............    25,000        28,101
   7.70%    05/01/32 .............    35,000        40,747
Travelers Property Casualty Corp.
   6.38%    03/15/33 .............    55,000        57,415
Turner Broadcasting System Inc.
   8.38%    07/01/13 .............    50,000        60,680
TXU Energy Co.
   7.00%    03/15/13 .............   110,000       121,673
Tyson Foods Inc.
   7.25%    10/01/06 .............    75,000        82,132
   8.25%    10/01/11 .............    35,000        40,731
Union Planters Bank NA
   5.13%    06/15/07 .............    70,000        73,959
United Dominion Realty Trust Inc.
   6.50%    06/15/09 .............    50,000        55,186
Univision Communications Inc.
   7.85%    07/15/11 .............    30,000        35,495
US Bank National Assoc.
   2.85%    11/15/06 .............    40,000        40,181
Valero Energy Corp.
   6.88%    04/15/12 .............    70,000        77,544
   7.50%    04/15/32 .............    80,000        88,805
Wachovia Corp.
   4.95%    11/01/06 .............    60,000        63,631


                                   PRINCIPAL
                                      AMOUNT         VALUE
---------------------------------------------------------------
Walt Disney Co.
   6.75%    03/30/06 ............. $  35,000    $   38,168
Washington Mutual Inc
   5.63%    01/15/07 .............    70,000        75,265
Waste Management Inc.
   7.38%    08/01/10 .............    50,000        57,590
Webster Bank
   5.88%    01/15/13 .............    50,000        52,068(b)
Wells Fargo & Co.
   5.25%    12/01/07 .............    85,000        91,019
Wendy's International Inc.
   6.20%    06/15/14 .............     5,000         5,423
Weyerhaeuser Co.
   5.50%    03/15/05 .............   125,000       129,894
   6.00%    08/01/06 .............   245,000       262,596
Wisconsin Energy Corp.
   5.88%    04/01/06 .............    50,000        53,501

TOTAL CORPORATE NOTES
   (COST $12,625,030)                           12,951,343


NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.3%

Bear Stearns Commercial
   Mortgage Securities
   3.88%    08/13/39 .............   108,000       107,055
   4.68%    08/13/39 .............    98,000        97,280
   6.02%    02/14/31 .............    75,000        82,148
Bear Stearns Commercial Mortgage
   Securities (Class B)
   6.20%    02/14/31 .............    40,000        43,912
Chase Commercial Mortgage
   Securities Corp.
   6.03%    11/18/30 .............    17,658        18,797
Citicorp Mortgage Securities Inc.
   6.13%    08/25/32 .............    63,320        64,342(i)
CS First Boston Mortgage
   Securities Corp.
   5.11%    09/15/34 .............    25,000        26,462
   5.44%    09/15/34 .............   129,000       136,332
   6.13%    04/15/37 .............    50,000        54,841
DLJ Commercial Mortgage Corp.
   6.24%    11/12/31 .............   228,000       252,017
First Horizon Asset Securities Inc.
   6.25%    09/25/32 .............    39,474        39,844
GMAC Commercial Mortgage
   Securities Inc.
   6.42%    05/15/35 .............   300,000       333,503
GS MTG SECS CORP II
   1.45%    11/15/15 .............   250,000       250,000(b)
Impac CMB Trust
   1.42%    08/25/32 .............   160,702       160,829(i)
Impac CMB Trust (Class A)
   1.57%    11/25/32 .............    70,851        70,975(i)
JP Morgan Chase Commercial
   Mortgage Securities Corp.
   4.92%    10/15/37 .............    66,000        66,405(i)




-----------
See Notes to Schedules of Investments on page 64 and Notes to Financial Statements.

                                                               TOTAL RETURN FUND

                                       SCHEDULE OF INVESTMENTS December 31, 2003
--------------------------------------------------------------------------------

                                   PRINCIPAL
                                      AMOUNT         VALUE
---------------------------------------------------------------


LB-UBS Commercial Mortgage Trust
   4.06%    09/15/27 .............  $108,000  $     108,506(i)
   4.93%    09/15/35 .............    98,000        98,153(i)
   6.23%    03/15/26 .............    53,000        58,614
   6.65%    11/15/27 .............   304,000       343,796
Master Alternative Loans Trust
   5.00%    08/25/18 .............   117,473        14,500(g)
Master Asset Securitization Trust
   6.31%    09/25/32 .............    29,564        29,922(i)
Morgan Stanley Capital I
   5.01%    04/15/38 .............    40,000        41,225
   6.53%    03/15/31 .............    87,000        97,066
   7.11%    04/15/33 .............    73,000        83,762
Morgan Stanley Dean Witter Capital I
   6.96%    10/15/33 .............    79,564        87,670
   7.20%    10/15/33 .............    50,000        57,894
Residential Asset Securitization Trust
   1.05%    08/25/30 .............    69,167           315(g,i)
Salomon Brothers Mortgage
   Securities VII
   7.00%    07/25/24 .............    74,181        70,067(i)

TOTAL NON-AGENCY COLLATERALIZED
   MORTGAGE OBLIGATIONS
   (COST $2,873,411) .............               2,896,232


SOVEREIGN BONDS -- 0.3%

Canada Government
   International Bond
   5.25%    11/05/08 .............    30,000        32,630
Italy Government
   International Bond
   4.38%    10/25/06 .............   100,000       104,774
Mexico Government
   International Bond
   4.63%    10/08/08 .............    50,000        50,575
   8.00%    09/24/22 .............    35,000        38,150
   8.13%    12/30/19 .............    85,000        95,200
Ontario Electricity Financial Corp.
   7.45%    03/31/13 .............    20,000        24,314
Province of British Columbia
   4.63%    10/03/06 .............   100,000       105,416
Province of Manitoba
   4.25%    11/20/06 .............    65,000        67,879
Province of New Brunswick
   3.50%    10/23/07 .............    50,000        50,811
Province of Ontario
   3.50%    09/17/07 .............   100,000       101,583
   5.13%    07/17/12 .............    10,000        10,480
Province of Saskatchewan
   7.38%    07/15/13 .............    30,000        36,439
   8.00%    02/01/13 .............    20,000        25,217

TOTAL SOVEREIGN BONDS
   (COST $728,154) ...............                 743,468


TOTAL BONDS AND NOTES
   (COST $62,336,143) ............              62,942,871



                                      NUMBER
                                   OF SHARES         VALUE
---------------------------------------------------------------


PREFERRED STOCKS -- 0.2%
---------------------------------------------------------------


FOREIGN PREFERRED -- 0.2%

Henkel KGaA ......................     3,964  $    310,000(a)
Porsche AG .......................       355       210,689(a)

TOTAL PREFERRED STOCK
   (COST $391,156) ...............                 520,689


TOTAL INVESTMENT IN SECURITIES
   (COST $194,712,372) ...........             215,065,801



---------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 15.2%
---------------------------------------------------------------

GEI Short-Term
   Investment Fund ...............29,381,637    29,381,637(j)
State Street Navigator Securities
   Lending Prime Portfolio ....... 4,999,994     4,999,994(e,m)

TOTAL SHORT-TERM INVESTMENTS
   (COST $34,381,631) ............              34,381,631


LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET  (10.4)% ..................             (23,580,847)
                                              ------------

NET ASSETS-- 100% ................            $225,866,585
                                              ============


---------------------------------------------------------------
OTHER INFORMATION
---------------------------------------------------------------

The Total Return Fund had the following long futures contracts open at December 31, 2003:

                                 NUMBER    CURRENT
                   EXPIRATION      OF      NOTIONAL   UNREALIZED
DESCRIPTION           DATE      CONTRACTS   VALUE   APPRECIATION
---------------------------------------------------------------

S&P 500            March 2004      10   $2,776,500    $31,600
U.S. Treasury
   10 yr. Futures  March 2004      10    1,122,656     18,402
U.S. Treasury
   5 yr. Futures   March 2004       6      669,750      9,142
                                                      -------
                                                      $59,144
                                                      =======


------------
See Notes to Schedules of Investments on page 64 and Notes to Financial Statements.

                                                               MONEY MARKET FUND
--------------------------------------------------------------------------------

CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE CHART OMITTED, PLOT POINTS FOLLOWS]

                     Money Market Fund            90 Day T-Bill
12/93                    $10,000                     $10,000
12/94                     10,376                      10,436
12/95                     10,988                      11,027
12/96                     11,580                      11,594
12/97                     12,208                      12,197
12/98                     12,850                      12,796
12/99                     13,495                      13,407
12/00                     14,336                      14,211
12/01                     14,908                      14,701
12/02                     15,128                      14,939
12/03                     15,245                      15,092


Money Market Fund (ending value $15,245)
90-Day T-Bill (ending value $15,092)



AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED DECEMBER 31, 2003
---------------------------------------------------------------
                                    ONE       FIVE        TEN
                                   YEAR       YEAR       YEAR
---------------------------------------------------------------
Money Market Fund                  0.78%      3.48%      4.30%
---------------------------------------------------------------
90 Day T-Bill                      1.02%      3.36%      4.20%
---------------------------------------------------------------
Lipper peer group average*         0.64%      3.28%      4.12%
---------------------------------------------------------------
Inception date                     7/1/85
---------------------------------------------------------------





FUND YIELD AT DECEMBER 31, 2003
---------------------------------------------------------------
                                  FUND         IBC MONEY FUND
---------------------------------------------------------------
7-DAY CURRENT                     0.64%+           0.53%
---------------------------------------------------------------
7-DAY EFFECTIVE                   0.64%            0.53%
---------------------------------------------------------------

CURRENT YIELD REPRESENTS INCOME EARNED ON AN INVESTMENT IN THE MONEY MARKET FUND FOR A SEVEN DAY PERIOD AND THEN ANNUALIZED.

EFFECTIVE YIELD IS CALCULATED SIMILARLY BUT COULD BE SLIGHTLY HIGHER BECAUSE IT REFLECTS THE COMPOUNDING EFFECT OF EARNINGS ON REINVESTED DIVIDENDS.

+ THE SEVEN DAY CURRENT YIELD, RATHER THAN THE TOTAL RETURN, MORE CLOSELY REFLECTS THE CURRENT EARNINGS OF THE MONEY MARKET FUND AT DECEMBER 31, 2003.


AN INVESTMENT IN THE MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.


Q&A

Q. HOW DID THE MONEY MARKET FUND PERFORM RELATIVE TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE ONE-YEAR PERIOD ENDED DECEMBER 31, 2003?

A. The Money Market Fund posted a total return of 0.78% for the one-year period ended December 31, 2003 versus a return of 1.02% for the 90-day Treasury bill. The Lipper peer group, representing 104 Money Market funds, posted an average return of 0.64% for the same period.

Q.  WHAT WERE THE KEY DRIVERS OF FUND PERFORMANCE?

A. The key driver of positive Fund performance versus its peers was the positioning of average Fund maturity during the year. The average maturity of the Fund was lengthened and maintained longer, based on our belief the Federal Reserve would not change to a tighter monetary policy in 2003 by raising the federal funds rate target.






* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED IN THE MONEY MARKET PEER GROUP CONSISTING OF 104, 84 AND 64 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

  SEE NOTES TO PERFORMANCE ON PAGE 63 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES.

  PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES.

                                                               MONEY MARKET FUND

                                       SCHEDULE OF INVESTMENTS December 31, 2003
--------------------------------------------------------------------------------

MONEY MARKET FUND


Portfolio Composition based on a Market Value of $391,227
(in thousands) as of December 31, 2003


[PIE CHART OMITTED, PLOT POINTS FOLLOWS]


Commercial Paper                  50.4%
Federal Agencies                  26.1%
Yankee Certificates of Deposit    13.8%
Repurchase Agreement               6.0%
Asset Backed                       3.6%
Time Deposit                       0.1%


                                   PRINCIPAL     AMORTIZED
                                      AMOUNT          COST
---------------------------------------------------------------


SHORT-TERM INVESTMENTS -- 99.7%+
---------------------------------------------------------------


FEDERAL AGENCIES -- 26.0%

Federal Farm Credit
   0.95%    06/16/04 ............$ 1,960,000  $  1,951,453(d)

Federal Home Loan Bank
   3.75%    04/15/04 ............ 10,620,000    10,693,722

Federal Home Loan
   Mortgage Corp.
   5.00%    01/15/04 ............ 24,860,000    24,896,346
   6.25%    07/15/04 ............ 10,430,000    10,707,438
                                                35,603,784
Federal National Mortgage Assoc.
   1.02%    01/28/04 ............  1,750,000     1,748,661(d)
   1.11%    02/06/04 ............ 12,600,000    12,586,140(d)
   1.37%    11/12/04 ............  5,000,000     4,940,311(d)
   1.01%    06/17/04 ............ 10,170,000    10,169,055(i)
   1.50%    10/01/04 ............  9,240,000     9,240,000
   5.13%    02/13/04 ............ 15,240,000    15,308,363
                                                53,992,530

TOTAL FEDERAL AGENCIES
   (COST $102,241,489) ..........              102,241,489



                                   PRINCIPAL     AMORTIZED
                                      AMOUNT          COST
---------------------------------------------------------------
COMMERCIAL PAPER -- 50.2%

Abbey National PLC.
   1.00%    01/02/04 ............$ 5,500,000 $   5,499,847(d)
Citigroup, Inc.
   1.08%    02/20/04 ............ 15,880,000    15,856,180
Credit Suisse
   1.08%    01/23/04 ............ 15,980,000    15,969,502
Deutsche Bank AG
   1.06%    01/12/04 ............ 18,870,000    18,863,888
Goldman Sach Group
   1.07%    01/09/04 ............ 15,880,000    15,876,224
HBOS PLC.
   1.09%    03/23/04 ............ 15,880,000    15,840,574
HSBC Holdings PLC.
   1.09%    01/22/04 ............ 17,980,000    17,968,568
ING Group
   1.07%    01/05/04 ............ 19,070,000    19,067,733
JP Morgan Chase & Co.
   1.08%    02/05/04 ............ 17,990,000    17,971,111
Morgan Stanley Dean Witter
   1.07%    01/14/04 ............ 18,250,000    18,242,948
National Australia Bank, Ltd.
   1.07%    01/20/04 ............ 16,830,000    16,820,496
Royal Bank of Canada
   1.07%    01/15/04 ............ 19,230,000    19,222,036

TOTAL COMMERCIAL PAPER
   (COST $197,199,107) ..........              197,199,107


REPURCHASE AGREEMENT -- 6.0%

Banc One Corp.
   1.01% dated 12/31/03,
   to be repurchased at
   $18,002,931 on 01/02/04
   collateralized by $18,543,019
   Government Agency Bonds
   0.00% - 4.00% maturing:
   10/25/07 - 5/25/33 ........... 18,000,000     18,000,000
Barclays PLC
   1.00% dated 12/31/03,
   to be repurchased at
   $5,480,304 on 1/02/04
   collateralized by $5,590,204
   Government Agency Bond
   0.00% maturing: 1/21/04 ......  5,480,000      5,480,000(d)

TOTAL REPURCHASE AGREEMENT
   (COST $23,480,000) ...........               23,480,000





----------
See Notes to Schedules of Investments on page 64 and Notes to Financial Statements.

                                                               MONEY MARKET FUND

                                       SCHEDULE OF INVESTMENTS December 31, 2003
--------------------------------------------------------------------------------

                                   PRINCIPAL     AMORTIZED
                                      AMOUNT          COST
---------------------------------------------------------------


ASSET BACKED -- 3.6%

Chase Manhattan Auto Owner Trust
   1.06%    08/16/04 ............$ 1,336,634  $  1,336,634
   1.20%    06/15/04 ............  1,683,960     1,683,960
Honda Auto Owner Trust
   1.11%    09/13/04 ............  6,119,863     6,119,863
   1.14%    01/07/05 ............  3,890,000     3,890,000
   1.23%    06/11/04 ............    927,520       927,520

TOTAL ASSET BACKED
   (COST $13,957,977) ...........               13,957,977


TIME DEPOSIT -- 0.1%

State Street Corp.
   0.88%    01/02/04
   (COST $157,935) ..............    157,935       157,935(d,e)


YANKEE CERTIFICATES OF DEPOSIT -- 13.8%

BNP Paribas
   1.07%    01/20/04 ............ 18,270,000    18,270,000
Rabobank Group
   1.07%    01/08/04 ............ 19,090,000    19,090,000
Toronto-Dominion Bank
   1.07%    01/16/04 ............ 16,830,000    16,830,000

TOTAL YANKEE CERTIFICATES OF DEPOSIT
   (COST $54,190,000) ...........               54,190,000


TOTAL SHORT-TERM INVESTMENTS
   (COST $391,226,508) ..........              391,226,508


OTHER ASSETS IN EXCESS OF LIABILITIES,
   NET 0.3% .....................                1,306,309
                                              ------------


NET ASSETS-- 100% ...............             $392,532,817
                                              ============



------------
See Notes to Schedules of Investments on page 64 and Notes to Financial Statements.

                                                     REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

  Q&A

Q. HOW DID THE REAL ESTATE SECURITIES FUND PERFORM AS COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE ONE-YEAR PERIOD ENDED DECEMBER 31, 2003?

A. The Real Estate Securities Fund returned 37.38% for the year, while the Wilshire Real Estate Securities Index returned 37.07%. Our Lipper peer group of 28 Real Estate funds returned 36.50% for the same period.

Q. DISCUSS THE FACTORS THAT MATERIALLY AFFECTED THE FUND'S PERFORMANCE DURING THE FISCAL PERIOD.

A. Notwithstanding the Fund's relatively large cash position (10%+) and underweighting in the hotel sector, the Fund out-performed its benchmarks in 2003. The Fund's high concentration in the mortgage finance sector contributed significantly to this out-performance.

Q. WHAT DOMESTIC/WORLD EVENTS HAD A MAJOR IMPACT ON THE FINANCIAL MARKETS IN THE PAST TWELVE MONTHS AND HOW DID THIS IMPACT YOUR FUND?

A. The low interest rate environment and further signs of economic recovery continue to move prices higher for the stock market generally, favorably affecting Fund performance. However, we continue to be cautious relative to real estate stock prices as underlying fundamentals in most sectors, particularly office and hotels, continue to be weak, although signs of strengthening exist.

                                                     REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE CHART OMITTED, PLOT POINTS FOLLOWS]

                   Real Estate Securities Fund            Wilshire RES
1/0/00                      $10,000                          $10,000
12/95                        11,700                           11,404
12/96                        15,941                           15,609
12/97                        19,048                           18,699
12/98                        15,679                           15,441
12/99                        15,645                           14,949
12/00                        20,737                           19,511
12/01                        23,191                           21,526
12/02                        22,879                           22,083
12/03                        31,430                           30,271



AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED DECEMBER 31, 2003
---------------------------------------------------------------
                                  ONE       FIVE      SINCE
                                 YEAR       YEAR    INCEPTION
---------------------------------------------------------------
Real Estate Securities Fund      37.38%     14.92%    14.12%
---------------------------------------------------------------
Wilshire RES                     37.07%     14.41%    13.63%
---------------------------------------------------------------
Lipper peer group average*       36.50%     13.74%     N/A
---------------------------------------------------------------
Inception date                   5/1/95
---------------------------------------------------------------




Real Estate Securities Fund (ending value $31,430)
Wilshire RES (ending value $30,271)


INVESTMENT PROFILE

A fund designed for investors who seek maximum total return through current income and capital appreciation by investing primarily in equity and debt securities of U.S. issuers that are principally engaged in or related to the real estate industry.




TOP TEN HOLDINGS
AS OF DECEMBER 31, 2003
as a % of Market Value
---------------------------------------------------------------
  Newcastle Investment Corp.                             5.15%
---------------------------------------------------------------
  Cendant Corp.                                          4.69%
---------------------------------------------------------------
  Simon Property Group Inc.                              4.31%
---------------------------------------------------------------
  Federal Home Loan Mortgage Corp.                       4.24%
---------------------------------------------------------------
  Federal National Mortgage Assoc.                       4.22%
---------------------------------------------------------------
  Redwood Trust Inc.                                     4.14%
---------------------------------------------------------------
  Masco Corp.                                            3.87%
---------------------------------------------------------------
  iStar Financial Inc.                                   3.75%
---------------------------------------------------------------
  Essex Property Trust Inc.                              3.59%
---------------------------------------------------------------
  Washington Mutual Inc.                                 3.26%
---------------------------------------------------------------



PORTFOLIO COMPOSITION
AS OF DECEMBER 31, 2003
as a % of Market Value
---------------------------------------------------------------


Market Value of $97,880 (in thousands)


[PIE CHART OMITTED, PLOT POINTS FOLLOWS]


Mortgage                            26.3%
Short Term                          16.0%
Apartment                           13.7%
Office/Industrial                   12.2%
Diversified                          8.0%
Commercial Services and Supplies     4.7%
Real Estate                          4.3%
Regional Mall                        4.3%
Capital Goods                        3.9%
Banks                                3.3%
Manufactured Home                    1.4%
Consumer-Cyclical                    1.3%
Hotels, Restaurant and Leisure       0.6%



* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED IN THE REAL ESTATE PEER GROUP CONSISTING OF 28 AND 18 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

  SEE NOTES TO PERFORMANCE ON PAGE 63 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES.

  PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES.

                                                     REAL ESTATE SECURITIES FUND

                                       SCHEDULE OF INVESTMENTS December 31, 2003
--------------------------------------------------------------------------------

                                                     REAL ESTATE SECURITIES FUND

                                      NUMBER
                                   OF SHARES         VALUE
---------------------------------------------------------------


COMMON STOCK -- 83.7%+
---------------------------------------------------------------


APARTMENTS -- 13.6%

Apartment Investment &
   Management Co. (Class A) ......    10,000  $    345,000
Archstone-Smith Trust ............   102,147     2,858,073
AvalonBay Communities Inc. .......    31,960     1,527,688
Equity Residential ...............    96,200     2,838,862
Essex Property Trust Inc. ........    54,640     3,508,981
Post Properties Inc. .............    83,500     2,331,320
                                                13,409,924

BANKS -- 3.3%

Washington Mutual Inc. ...........    79,600     3,193,552

CAPITAL GOODS -- 3.8%

Masco Corp. ......................   138,000     3,782,580

COMMERCIAL SERVICES AND SUPPLIES -- 4.7%

Cendant Corp. ....................   205,900     4,585,393(a)

CONSUMER-CYCLICAL -- 1.3%

Host Marriott Corp. ..............    67,500       831,600(a)
Mandalay Resort Group ............    10,000       447,200
                                                 1,278,800

DIVERSIFIED -- 8.0%

American Financial Realty Trust ..   103,200     1,759,560
Glenborough Realty Trust Inc. ....    95,000     1,895,250
Glenborough Realty Trust
   Inc. (Series A) ...............   119,050     2,932,201
Northstar Capital
   Investment Corp. ..............    30,000       360,000(a,b,k)
Northstar Capital
   Investment Corp. ..............    75,000       900,000(b,k)
                                                 7,847,011

HOTELS, RESTAURANT AND LEISURE -- 0.6%

Starwood Hotels & Resorts
   Worldwide Inc. (Class B) ......    16,500       593,505

MANUFACTURED HOME -- 1.4%

Manufactured Home
   Communities Inc. ..............    36,000     1,355,400


                                      NUMBER
                                   OF SHARES         VALUE
---------------------------------------------------------------
MORTGAGE -- 26.2%

Arbor Realty Trust Inc. ..........    10,050  $    763,800(a,k)
Arbor Realty Trust Inc. ..........    18,750     1,425,000(a,b,k)
Federal Home Loan
   Mortgage Corp. ................    71,200     4,152,384
Federal National
   Mortgage Assoc. ...............    55,000     4,128,300
iStar Financial Inc. .............    94,260     3,666,714
Newcastle Investment Corp. .......   186,000     5,040,600
Novastar Financial Inc. ..........    44,600     1,916,016
RAIT Investment Trust ............    23,000       588,800
Redwood Trust Inc. ...............    79,680     4,051,728
                                                25,733,342

OFFICE/INDUSTRIAL -- 12.2%

Crescent Real Estate EQT Co. .....    70,000     1,199,100
Equity Office Properties Trust ...    79,200     2,269,080
Liberty Property Trust ...........    12,500       486,250
Prologis .........................    50,000     1,604,500
Reckson Associates Realty Corp. ..   108,250     2,630,475
Reckson Associates Realty
   Corp. (Series A) ..............    61,000     1,540,250
Trizec Properties Inc. ...........   147,300     2,268,420
                                                11,998,075

REAL ESTATE RELATED
OPERATING COMPANIES -- 4.3%

Friedman Billings Ramsey
   Group Inc. (Class A) ..........    37,500       865,500
IMPAC Mortgage Holdings Inc. .....    75,000     1,365,750
Kimco Realty Corp. ...............    30,000     1,342,500
Weingarten Realty Investors ......    15,000       665,250
                                                 4,239,000

REGIONAL MALL -- 4.3%

Simon Property Group Inc. ........    91,100     4,221,574

TOTAL COMMON STOCK
   (COST $68,854,782) ............              82,238,156



---------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 15.9%
---------------------------------------------------------------

GEI Short-Term Investment Fund
   (COST $15,642,011) ............15,642,011    15,642,011(j)


OTHER ASSETS AND LIABILITIES,
   NET 0.4% ......................                 414,035
                                               -----------

NET ASSETS-- 100% ................             $98,294,202
                                               ===========




-----------
See Notes to Schedules of Investments on page 64 and Notes to Financial Statements.

                              NOTES TO PERFORMANCE December 31, 2003 (unaudited)
--------------------------------------------------------------------------------

Information on the preceding performance pages relating to the Fund's one year total return is audited, all other information, including the portfolio manager Q&A pages, is unaudited.

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares. Periods less than one year are not annualized.

The performance data related to the shares of the U.S. Equity Fund and the Income Fund, for the periods through December 12, 1997, reflect the prior performance and expense ratios of the Variable Investment Trust GE U.S. Equity Portfolio and GE Fixed Income Portfolio, the assets of which were transferred to corresponding GE Investments Funds, Inc. pursuant to an exemptive order granted by the Securities and Exchange Commission permitting a substitution of funds that occurred on December 12, 1997.

Certain fees and fund expenses have been waived and/or borne by the funds' prior investment advisers. In addition, GE Asset Management waived certain fees for the Money Market Fund prior to fiscal 2002. Had these fees and expenses not been waived, the returns (and/or yields) would have been lower.

Shares of the Funds are neither insured nor guaranteed by the U.S. Government, and their prices will fluctuate with market conditions.

The Standard & Poor's ("S&P") 500 Composite Price Index of stocks (S&P 500), Russell Mid Cap Value Index (Russell Mid Cap Value), Russell 1000 Value Index (Russell 1000 Value), Russell 2000 Index (Russell 2000), Morgan Stanley Capital International EAFE Index (MSCI EAFE), Lehman Brothers Aggregate Bond Index (LB Aggregate), Salomon/Smith Barney World Government Bond Index (Salomon World
Bond), and Wilshire Real Estate Securities Index (Wilshire RES) are unmanaged indices and do not reflect the actual cost of investing in the instruments that comprise each index.

The S&P 500 is an unmanaged, market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap stock market performance. The Russell Mid Cap Value Index is a market capitalization-weighted index of the smallest 800 companies included in the Russell 1000 Index that exhibit value-oriented characteristics. The Russell 1000 Index comprises the 1,000 largest U.S. domiciled companies. The stocks are also members of the Russell 1000 Value Index. The Russell 1000 Value Index is a total return index that comprises stocks from the Russell 1000 Index with a less-than average growth orientation. The Russell 2000 Index is a market capitalization-weighted index consisting of approximately 2,000 of the smallest U.S.-domiciled publicly traded common stocks that are included in the Russell 3000(R) Index. These common stocks represent approximately 8% of the total market capitalization of the Russell 3000 Index, which, in turn, represents approximately 98% of the investable U.S. equity market. MSCI(R) EAFE(R) Index is a market capitalization-weighted index of equity securities of companies domiciled in various countries. The Index is designed to represent the performance of developed stock markets outside the U.S. and Canada and excludes certain market segments unavailable to U.S. based investors. LB Aggregate Bond Index is a market value-weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. The Salomon World Bond is a market capitalization-weighted index designed to track major government debt markets. The index includes issues which must be sovereign debt issued in the domestic market in the local currency with at least one year of maturity. The following countries are included in the index: Australia, Austria, Belgium, Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden, United Kingdom and United States. The Wilshire RES is a market capitalization-weighted index comprised of publicly traded real estate investment trusts (REITs), real estate operating companies (REOCs) and partnerships. The results shown for the foregoing indices assume the reinvestment of net dividends or interest.

The GE Investments Value Equity Fund changed its benchmark index effective May 1, 2003 from the Russell 1000 Value Index to the S&P 500 Index because the S&P 500 Index is more consistent with the manner in which the Fund is managed and has a higher correlation to the portfolio manager's overall equity research capabilities.

The 90 Day T-Bill is an unmanaged measure/index of the performance of U.S. Treasury bills currently available in the marketplace having a remaining maturity of 90 days.

The peer universe of the underlying annuity funds used in our peer ranking calculation is based on the blend of Lipper peer categories, as shown. Lipper is an independent mutual fund rating service. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's. Such comparisons or rankings are made on the basis of several factors, including the Fund's objectives and policies, management style and strategy, and portfolio composition, and may change over time if any of those factors change. Lipper is an independent mutual fund rating service.

Standard & Poor's, S&P, S&P 500, and S&P MidCap 400/BARRA Value are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use. The S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation or warranty, express or implied, to the investors of the Fund or any member of the public regarding the advisability of investing in the securities generally or in this Fund particularly or the ability of the S&P 500 Index Fund to track general stock market performance.

                             NOTES TO SCHEDULES OF INVESTMENTS December 31, 2003
--------------------------------------------------------------------------------


The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent current or future holdings and should not be considered as a recommendation to purchase or sell a particular security. They were cited solely for illustrative purposes. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)  Non-income producing security.

(b) Pursuant to Rule 144A of the Securities Act of 1933, these Securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003, these securities amounted to $1,010,689; $6,894,983; $382,621; $2,666,250 or 2.24%, 3.64%, 0.17% and
     2.71% of net assets for the International Equity Fund, Income Fund, Total Return Fund and Real Estate Fund, respectively. These securities have been determined to be liquid using procedures established by the Board of Trustees.

(c) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(d)  Coupon amount represents effective yield.

(e) State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund's custodian.

(f) Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the "principal only" holder.

(g) Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only" holding.

(h) At December 31, 2003, all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA's.

(i) Variable or floating rate security. The stated rate represents the rate at December 31, 2003.

(j) GE Asset Management Incorporated, ("GEAM"), the Fund's Investment Advisor, is also the Investment Advisor of the GEI Short-Term Investment Fund. No advisory fee is charged by GEAM to the GEI Short-Term Investment Fund nor will the Fund incur any sales charge, redemption fee, distribution fee or service fee in connection with its investments in the GEI Short-Term Investment Fund.

(k) Security has been valued at fair-value determined in good faith under procedures adopted by the Board of Directors of the Fund.

(l)  All or a portion of the security is out on loan.

(m) All or a portion of the security purchased with collateral from securities lending.

(n) General Electric Co. is the parent company of GE Asset Management Incorporated, the Fund's investment Adviser.

(o)  Step coupon bond.

+    Percentages are based on net assets as of December 31, 2003.

 *   Less than 0.1%

**   Represents fractional Shares.



Abbreviations:


CAD     Canadian Dollar

EUR     Euro

GBP     British Pound

JPY     Japanese Yen

SEK     Swedish Krona

USD     United States Dollar

ADR     American Depositary Receipt

GDR     Global Depositary Receipt

REGD.   Registered

REIT    Real Estate Investment Trust

REMIC   Real Estate Mortgage Investment Conduit

SDR     Swedish Depository Receipt

STRIPS  Separate Trading of Registered Interest and Principal of Security


                                                                                                              FINANCIAL HIGHLIGHTS
                                                      SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED
----------------------------------------------------------------------------------------------------------------------------------
U.S. EQUITY FUND
                                                       12/31/03        12/31/02        12/31/01        12/31/00       12/31/99
-----------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                          --              --               --              --              1/3/95
Net asset value, beginning of period                    $25.75          $32.21          $35.56          $37.90          $33.50
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                                  0.26            0.24            0.23            0.26            0.22
   Net realized and unrealized
      gains (losses) on investments                       5.73           (6.45)          (3.24)          (0.59)           6.30
----------------------------------------------------------------------------------------------------------------------------------

TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS            5.99           (6.21)          (3.01)          (0.33)           6.52
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                  0.26            0.25            0.22            0.26            0.22
   Net realized gains                                    --              --               0.12            1.75            1.90
----------------------------------------------------------------------------------------------------------------------------------

TOTAL DISTRIBUTIONS                                       0.26            0.25            0.34            2.01            2.12
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $31.48          $25.75          $32.21          $35.56          $37.90
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A)                                         23.28%         (19.26)%         (8.47)%         (0.59)%         19.61%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands)           $114,123        $102,112        $115,578         $99,423         $72,794
   Ratios to average net assets:
      Net investment income                               0.95%           0.87%           0.78%           0.79%           0.86%
      Expenses                                            0.61%           0.58%           0.58%           0.59%           0.61%
   Portfolio turnover rate                                  39%             37%             48%             40%             35%

----------------------------------------------------------------------------------------------------------------------------------
S&P 500 INDEX FUND
                                                        12/31/03        12/31/02         12/31/01        12/31/00       12/31/99
----------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                          --              --               --              --             4/15/85
Net asset value, beginning of period                    $16.18          $21.19          $24.71          $28.10          $23.71
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                                  0.24            0.24            0.22            0.22            0.20
   Net realized and unrealized
      gains (losses) on investments                       4.33           (4.98)          (3.25)          (2.90)           4.68
----------------------------------------------------------------------------------------------------------------------------------

TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS            4.57           (4.74)          (3.03)          (2.68)           4.88
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                  0.24            0.24            0.22            0.22            0.21
   Net realized gains                                    --               0.03            0.27            0.49            0.28
----------------------------------------------------------------------------------------------------------------------------------

TOTAL DISTRIBUTIONS                                       0.24            0.27            0.49            0.71            0.49
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $20.51          $16.18          $21.19          $24.71          $28.10
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A)                                         28.27%         (22.37)%        (12.27)          (9.43)%         20.61%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands)           $597,185        $449,173        $650,169        $723,442        $652,144
   Ratios to average net assets:
      Net investment income                               1.41%           1.20%           0.99%           0.87%           1.00%
      Expenses                                            0.37%           0.40%           0.39%           0.39%           0.39%
   Portfolio turnover rate                                   5%             11%              7%              5%              3%

-------------------
See Notes to Financial Highlights and Notes to Financial Statements.


                                                                                                       FINANCIAL HIGHLIGHTS
                                              SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED
---------------------------------------------------------------------------------------------------------------------------

PREMIER GROWTH EQUITY FUND

                                                       12/31/03        12/31/02        12/31/01        12/31/00        12/31/99
-----------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                          --              --               --              --            12/12/97
Net asset value, beginning of period                    $54.74          $69.34          $78.68          $88.65          $67.22
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                                  0.11            0.03            0.06            0.10            0.08
   Net realized and unrealized
      gains (losses) on investments                      15.72          (14.60)          (7.24)          (5.03)          24.18
----------------------------------------------------------------------------------------------------------------------------------

TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS           15.83          (14.57)          (7.18)          (4.93)          24.26
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                  0.11            0.03            0.07            0.10            0.08
   Net realized gains                                      --              --             2.09            4.94            2.75
----------------------------------------------------------------------------------------------------------------------------------

TOTAL DISTRIBUTIONS                                       0.11            0.03            2.16            5.04            2.83
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $70.46          $54.74          $69.34          $78.68          $88.65
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A)                                         28.91%         (21.02)%         (9.14)%         (5.23)%         36.26%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands)           $143,202         $87,569        $104,185         $90,704         $53,720
   Ratios to average net assets:
      Net investment income                               0.20%           0.05%           0.10%           0.15%           0.18%
      Net expenses                                        0.70%           0.67%           0.67%           0.67%           0.68%
      Gross expenses                                      0.70%           0.67%           0.67%           0.68%           0.72%
   Portfolio turnover rate                                  24%             25%             21%             21%             27%

----------------------------------------------------------------------------------------------------------------------------------
VALUE EQUITY FUND

                                                      12/31/03        12/31/02      12/31/01       12/31/00(B)
----------------------------------------------------------------------------------------------------------------------------------

INCEPTION DATE                                            --              --              --           4/28/00
Net asset value, beginning of period                     $7.36           $9.01           $9.93          $10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                                  0.11            0.07            0.05            0.05
   Net realized and unrealized
      gains (losses) on investments                       1.66           (1.65)          (0.92)          (0.07)
----------------------------------------------------------------------------------------------------------------------------------

TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS            1.77           (1.58)          (0.87)          (0.02)
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                  0.11            0.07            0.05            0.05
----------------------------------------------------------------------------------------------------------------------------------

TOTAL DISTRIBUTIONS                                       0.11            0.07            0.05            0.05
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $9.02           $7.36           $9.01           $9.93
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A)                                         24.05%         (17.57)%         (8.75)%         (0.21)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands)            $29,989         $24,623         $18,202         $10,182
   Ratios to average net assets:
      Net investment income*                              1.16%           1.01%           0.76%           0.71%
      Expenses*                                           0.73%           0.74%           0.79%           0.84%
   Portfolio turnover rate                                  78%             76%            103%             28%

----------------
See Notes to Financial Highlights and Notes to Financial Statements.


                                                                                                       FINANCIAL HIGHLIGHTS
                                              SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED
---------------------------------------------------------------------------------------------------------------------------

MID-CAP VALUE EQUITY FUND

                                                       12/31/03        12/31/02         12/31/01     12/31/00(C)       12/31/99
----------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                            --              --               --              --           5/1/97
Net asset value, beginning of period                    $13.30          $15.66          $16.31          $15.78          $13.57
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                                  0.19            0.12            0.11            0.16            0.12
   Net realized and unrealized
      gains (losses) on investments                       4.19           (2.28)          (0.06)           1.11            2.21
----------------------------------------------------------------------------------------------------------------------------------

TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS            4.38           (2.16)           0.05            1.27            2.33
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                  0.18            0.12            0.11            0.16            0.12
   Net realized gains                                     0.02            0.08            0.59            0.58           --
----------------------------------------------------------------------------------------------------------------------------------

TOTAL DISTRIBUTIONS                                       0.20            0.20            0.70            0.74            0.12

NET ASSET VALUE, END OF PERIOD                          $17.48          $13.30          $15.66          $16.31          $15.78
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A)                                         32.94%         (13.76)%          0.33%           8.29%          17.26%
----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands)           $226,929        $170,422        $179,044        $117,586         $90,561
   Ratios to average net assets:
      Net investment income                               1.36%           0.82%           0.85%           1.05%           0.94%
      Expenses                                            0.69%           0.68%           0.68%           0.70%           0.71%
   Portfolio turnover rate                                  28%             37%             42%             95%             30%

----------------------------------------------------------------------------------------------------------------------------------
SMALL-CAP VALUE EQUITY FUND

                                                      12/31/03      12/31/02      12/31/01       12/31/00(B)
----------------------------------------------------------------------------------------------------------------------------------

INCEPTION DATE                                            --              --              --          4/28/00
Net asset value, beginning of period                    $10.27          $12.01          $11.27          $10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                                  0.02            0.03            0.04            0.05
   Net realized and unrealized
      gains (losses) on investments                       2.46           (1.69)           1.08            1.27
----------------------------------------------------------------------------------------------------------------------------------

TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS            2.48           (1.66)           1.12            1.32
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                  0.01            0.02            0.04            0.04
   Net realized gains                                     --              0.05            0.34            --
   Return of capital                                      --              0.01            --              0.01
----------------------------------------------------------------------------------------------------------------------------------

TOTAL DISTRIBUTIONS                                       0.01            0.08            0.38            0.05
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $12.74          $10.27          $12.01          $11.27
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A)                                         24.11%         (13.86)%          9.97%          13.26%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands)            $86,330         $52,359         $32,787         $11,393
   Ratios to average net assets:
      Net investment income*                              0.17%           0.34%           0.56%           0.76%
      Expenses*                                           0.86%           0.84%           0.91%           0.99%
   Portfolio turnover rate                                 119%            108%            130%            111%

---------------
See Notes to Financial Highlights and Notes to Financial Statements.

                                                                                                       FINANCIAL HIGHLIGHTS
                                              SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED
----------------------------------------------------------------------------------------------------------------------------------

INTERNATIONAL EQUITY FUND

                                                        12/31/03        12/31/02        12/31/01        12/31/00        12/31/99
---------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                            --              --               --              --           5/1/95
Net asset value, beginning of period                     $6.23           $8.28          $10.61          $14.47          $11.89
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                                  0.07            0.07            0.09            0.09            0.06
   Net realized and unrealized
      gains (losses) on investments                       2.29           (2.04)          (2.30)          (2.02)           3.50
----------------------------------------------------------------------------------------------------------------------------------

TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS            2.36           (1.97)          (2.21)          (1.93)           3.56
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                  0.07            0.08            0.08            0.06            0.04
   Net realized gains                                      --              --             0.04            1.87            0.94
----------------------------------------------------------------------------------------------------------------------------------

TOTAL DISTRIBUTIONS                                       0.07            0.08            0.12            1.93            0.98
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $8.52           $6.23           $8.28          $10.61          $14.47
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A)                                         37.91%         (23.83)%        (20.86)%        (12.72)%         30.33%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands)            $45,198         $31,683         $42,119         $52,110         $52,540
   Ratios to average net assets:
      Net investment income                               1.13%           0.88%           0.99%           0.72%           0.51%
      Expenses                                            1.07%           1.09%           1.07%           1.06%           1.08%
   Portfolio turnover rate                                  35%             42%             42%             49%             51%

---------------------------------------------------------------------------------------------------------------------------------
INCOME FUND

                                                        12/31/03       12/31/02         12/31/01       12/31/00       12/31/99
---------------------------------------------------------------------------------------------------------------------------------

INCEPTION DATE                                            --              --               --              --            1/3/95
Net asset value, beginning of period                    $12.93          $12.26          $11.99          $11.51          $12.34
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                                  0.51            0.37            0.60            0.74            0.64
   Net realized and unrealized
      gains (losses) on investments                      (0.04)           0.84            0.29            0.50           (0.81)
---------------------------------------------------------------------------------------------------------------------------------

TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS            0.47            1.21            0.89            1.24           (0.17)
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                  0.56            0.38            0.62            0.76            0.64
   Net realized gains                                     0.23            0.16           --              --               0.02
---------------------------------------------------------------------------------------------------------------------------------

TOTAL DISTRIBUTIONS                                       0.79            0.54            0.62            0.76            0.66
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $12.61          $12.93          $12.26          $11.99          $11.51
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A)                                          3.60%           9.89%           7.43%          10.74%          (1.43)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands)           $189,318        $220,800        $117,740         $81,578         $68,434
   Ratios to average net assets:
      Net investment income                               3.24%           3.79%           5.39%           6.40%           5.74%
      Expenses                                            0.55%           0.53%           0.55%           0.56%           0.57%
   Portfolio turnover rate                                 419%            385%            278%            234%            230%

--------------
See Notes to Financial Highlights and Notes to Financial Statements.


                                                                                                             FINANCIAL HIGHLIGHTS
                                                    SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED
---------------------------------------------------------------------------------------------------------------------------------

GLOBAL INCOME FUND

                                                       12/31/03        12/31/02         12/31/01       12/31/00        12/31/99
---------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                              --              --              --              -            5/1/97
Net asset value, beginning of period                    $10.84           $9.35           $9.51           $9.59          $10.53
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                                  0.31            0.21            0.32            0.40            0.45
   Net realized and unrealized
      gains (losses) on investments                       0.96            1.35           (0.48)          (0.47)          (1.24)
---------------------------------------------------------------------------------------------------------------------------------

TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS            1.27            1.56           (0.16)          (0.07)          (0.79)
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                  0.43            0.07              --            0.01            0.14
   Net realized gains                                       --              --              --              --            0.01
---------------------------------------------------------------------------------------------------------------------------------

TOTAL DISTRIBUTIONS                                       0.43            0.07              --            0.01            0.15
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $11.68          $10.84           $9.35           $9.51           $9.59
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A)                                         11.69%          16.63%          (1.68)%         (0.69)%         (7.49)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands)            $17,241         $17,806          $8,885          $9,555          $9,175
   Ratios to average net assets:
      Net investment income                               2.23%           2.65%           3.53%           4.51%           4.20%
      Expenses                                            0.71%           0.69%           0.72%           0.72%           0.74%
   Portfolio turnover rate                                  33%            152%            125%            177%            130%

---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FUND

                                                       12/31/03        12/31/02        12/31/01        12/31/00        12/31/99
---------------------------------------------------------------------------------------------------------------------------------

INCEPTION DATE                                            --              --               --              --           7/1/85
Net asset value, beginning of period                    $12.68          $14.49          $15.51          $15.86          $14.66
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                                  0.16            0.31            0.38            0.43            0.34
   Net realized and unrealized
      gains (losses) on investments                       2.41           (1.67)          (0.83)           0.32            1.59
---------------------------------------------------------------------------------------------------------------------------------

TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS            2.57           (1.36)          (0.45)           0.75            1.93
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                  0.16            0.32            0.38            0.44            0.33
   Net realized gains                                    --               0.13            0.19            0.66            0.40
---------------------------------------------------------------------------------------------------------------------------------

TOTAL DISTRIBUTIONS                                       0.16            0.45            0.57            1.10            0.73
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $15.09          $12.68          $14.49          $15.51          $15.86
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A)                                         20.31%          (9.31)%         (2.89)%          4.94%          13.25%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands)           $225,867        $112,747        $130,757        $130,734        $109,913
   Ratios to average net assets:
      Net investment income                               1.58%           2.22%           2.54%           2.84%           2.50%
      Expenses                                            0.53%           0.54%           0.53%           0.54%           0.56%
   Portfolio turnover rate                                 115%            126%            122%            117%            105%

--------------
See Notes to Financial Highlights and Notes to Financial Statements.

                                                                                                             FINANCIAL HIGHLIGHTS
                                                    SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED
---------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUND

                                                        12/31/03        12/31/02        12/31/01       12/31/00        12/31/99
---------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                             --              --               --              --          7/1/85
Net asset value, beginning of period                     $1.00           $1.00           $1.00           $1.00           $1.00
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                  0.01            0.01            0.04            0.06            0.05
   Net realized and unrealized
      gains on investments                               --               0.00(d)         0.00(d)         0.00(d)         0.00(d)
---------------------------------------------------------------------------------------------------------------------------------

TOTAL INCOME FROM INVESTMENT OPERATIONS                   0.01            0.01            0.04            0.06            0.05
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                  0.01            0.01            0.04            0.06            0.05
---------------------------------------------------------------------------------------------------------------------------------

TOTAL DISTRIBUTIONS                                       0.01            0.01            0.04            0.06            0.05
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $1.00           $1.00           $1.00           $1.00           $1.00
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A)                                          0.78%           1.48%           3.99%           6.24%           5.00%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands)           $392,533        $685,353        $712,156        $499,561        $473,538
   Ratios to average net assets:
      Net investment income                               0.80%           1.46%           3.80%           6.01%           4.96%
      Net expenses                                        0.43%           0.40%           0.34%           0.32%           0.30%
      Gross expenses                                      0.43%           0.40%           0.42%           0.45%           0.49%

---------------------------------------------------------------------------------------------------------------------------------
REAL ESTATE SECURITIES FUND

                                                       12/31/03        12/31/02        12/31/01        12/31/00        12/31/99
---------------------------------------------------------------------------------------------------------------------------------

INCEPTION DATE                                             --              --               --              --          5/1/95
Net asset value, beginning of period                    $13.14          $14.78          $13.82          $10.87          $11.59
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                                  0.50            0.80            0.64            0.56            0.77
   Net realized and unrealized
     gains (losses) on investments                        4.42           (1.01)           1.00            2.96           (0.82)
---------------------------------------------------------------------------------------------------------------------------------

TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS            4.92           (0.21)           1.64            3.52           (0.05)
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                  0.41            0.66            0.53            0.52            0.64
   Net realized gains                                     0.87            0.77            0.15            0.05            0.03
---------------------------------------------------------------------------------------------------------------------------------

TOTAL DISTRIBUTIONS                                       1.28            1.43            0.68            0.57            0.67
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $16.78          $13.14          $14.78          $13.82          $10.87
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A)                                         37.38%          (1.35)%         11.84%          32.54%          (0.22)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands)            $98,294         $70,164         $87,306         $73,799         $41,842
   Ratios to average net assets:
      Net investment income                               4.65%           4.81%           5.05%           5.62%           6.21%
      Expenses                                            0.89%           0.89%           0.90%           0.92%           0.94%
   Portfolio turnover rate                                  52%             90%             49%             56%             16%

--------------
See Notes to Financial Highlights and Notes to Financial Statements.

                                                   NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


(a) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains. Had the adviser not absorbed a portion of expenses, total returns would have been lower. Periods less than one year are not annualized.

(b) Information is for the period April 28, 2000, commencement of investment operations, through December 31, 2000.

(c) As of April 28, 2000, the Fund's name was changed to Mid-Cap Value Equity Fund from Value Equity Fund.

(d)  Less than $0.01 per share.

* Annualized for periods less than one year.


                                                                                                     PREMIER
                                                                       U.S.          S&P 500          GROWTH           VALUE
STATEMENTS OF ASSETS                                                EQUITY            INDEX           EQUITY          EQUITY
AND LIABILITIES DECEMBER 31, 2003                                     FUND             FUND             FUND            FUND
----------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market* (cost $104,977,433;
       $628,886,528; $128,332,570; $25,922,278; $189,187,134;
       $72,211,237; $34,022,211; $172,393,878; $13,657,695;
       $194,712,372; $0; and $68,854,782, respectively)         $116,353,197     $574,822,644    $140,471,373    $29,680,414
   Short-term Investments (at amortized cost )                     2,545,212       21,048,321       4,322,910        397,757
   Foreign cash (cost  $0; $0; $0; $0; $0; $0; $132,573; $0;
       $136,686; $29,835; $0; and $0, respectively)                       --               --              --             --
   Receivable for investments sold                                    34,369               --         234,816         15,630
   Income receivables                                                108,834          789,078          91,095         33,627
   Receivable for fund shares sold                                        --        1,305,377             144            319
   Receivable for total return swaps                                      --               --              --             --
   Variation margin receivable                                           345           53,795              --             --
   Other assets                                                           --               --              --             --
----------------------------------------------------------------------------------------------------------------------------
       TOTAL  ASSETS                                             119,041,957      598,019,215     145,120,338     30,127,747
----------------------------------------------------------------------------------------------------------------------------

LIABILITIES
   Payable upon return of securities loaned                          396,356               --       1,336,584         32,495
   Payable for investments purchased                                 929,514          736,013         141,167         83,842
   Payable for fund shares redeemed                                3,536,632               --         345,356          8,563
   Payable to GEAM                                                    56,479           98,585          90,843         13,388
   Variation margin payable                                               --               --           4,350             --
   Other liabilities                                                      --               --              --             --
----------------------------------------------------------------------------------------------------------------------------
       TOTAL LIABILITIES                                           4,918,981          834,598       1,918,300        138,288
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                      $114,122,976     $597,184,617    $143,202,038    $29,989,459
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Capital paid in                                               124,632,625      669,481,623     146,698,589     29,181,687
   Undistributed (distribution in excess of)
       net investment income                                          14,063           28,800           5,018          3,297
   Accumulated net realized gain (loss)                          (21,900,388)     (19,062,169)    (15,615,322)    (2,953,668)
   Net unrealized appreciation/(depreciation) on:
       Investments                                                11,375,764      (54,063,884)     12,138,803      3,758,136
       Futures                                                           900          800,247         (25,050)            --
       Foreign currency related transactions                              12               --              --              7
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                      $114,122,976     $597,184,617    $143,202,038    $29,989,459
----------------------------------------------------------------------------------------------------------------------------
Shares outstanding ($0.01 par value)                               3,625,006       29,123,505       2,032,451      3,325,703
Net asset value per share                                             $31.48           $20.51          $70.46          $9.02

* Includes $392,726, $1,325,467, $31,088, $9,763,999, $14,087,108, $1,784,557
and $4,897,960 of securities on loan in the U.S. Equity Fund, Premier Growth Equity Fund, Value Equity Fund, Mid-Cap Value Equity Fund, Small-Cap Value Equity Fund, International Equity Fund and Total Return Fund respectively.

---------------------
See Notes to Financial Statements.

                                                                   MID-CAP       SMALL-CAP  INTERNATIONAL
STATEMENTS OF ASSETS                                          VALUE EQUITY    VALUE EQUITY         EQUITY          INCOME
AND LIABILITIES DECEMBER 31, 2003                                     FUND            FUND           FUND            FUND
---------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market* (cost $104,977,433;
       $628,886,528; $128,332,570; $25,922,278; $189,187,134;
       $72,211,237; $34,022,211; $172,393,878; $13,657,695;
       $194,712,372; $0; and $68,854,782, respectively)        $218,689,776    $86,089,568    $42,600,955    $173,969,600
   Short-term Investments (at amortized cost )                   20,552,610     21,198,454      4,654,012      54,830,160
   Foreign cash (cost  $0; $0; $0; $0; $0; $0; $132,573; $0;
       $136,686; $29,835; $0; and $0, respectively)                      --             --        132,840              --
   Receivable for investments sold                                       --        935,203         35,214      10,876,875
   Income receivables                                               392,586         51,755         85,293       1,494,544
   Receivable for fund shares sold                                    1,079          1,778             --              --
   Receivable for total return swaps                                     --             --             --          62,724
   Variation margin receivable                                           --             --          2,271              --
   Other assets                                                          --             --        150,000              --
---------------------------------------------------------------------------------------------------------------------------
       TOTAL  ASSETS                                            239,636,051    108,276,758     47,660,585     241,233,903
---------------------------------------------------------------------------------------------------------------------------

LIABILITIES
   Payable upon return of securities loaned                       9,999,884     14,675,494      1,833,671              --
   Payable for investments purchased                              1,799,360             --        214,409      51,488,956
   Payable for fund shares redeemed                                 763,453      7,207,011        300,251         327,708
   Payable to GEAM                                                  142,586         63,893        113,882          91,255
   Variation margin payable                                           2,225             --             68           1,656
   Other liabilities                                                     --             --             --           6,784
---------------------------------------------------------------------------------------------------------------------------
       TOTAL LIABILITIES                                         12,707,508     21,946,398      2,462,281      51,916,359
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                     $226,928,543    $86,330,360    $45,198,304    $189,317,544
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Capital paid in                                              197,403,431     74,664,626     53,950,845     186,995,643
   Undistributed (distribution in excess of)
       net investment income                                        131,180         20,894         17,667          (8,849)
   Accumulated net realized gain (loss)                            (106,485)    (2,233,491)   (17,419,609)        774,471
   Net unrealized appreciation/(depreciation) on:
       Investments                                               29,502,642     13,878,331      8,578,744       1,575,722
       Futures                                                       (2,225)            --         65,202         (19,443)
       Foreign currency related transactions                             --             --          5,455              --
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                     $226,928,543    $86,330,360    $45,198,304    $189,317,544
---------------------------------------------------------------------------------------------------------------------------
Shares outstanding ($0.01 par value)                             12,982,812      6,778,554      5,307,580      15,012,054
Net asset value per share                                            $17.48         $12.74          $8.52          $12.61


                                                                    GLOBAL           TOTAL            MONEY     REAL ESTATE
STATEMENTS OF ASSETS                                                INCOME          RETURN           MARKET      SECURITIES
AND LIABILITIES DECEMBER 31, 2003                                     FUND            FUND             FUND            FUND
--------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market* (cost $104,977,433;
       $628,886,528; $128,332,570; $25,922,278; $189,187,134;
       $72,211,237; $34,022,211; $172,393,878; $13,657,695;
       $194,712,372; $0; and $68,854,782, respectively)         $16,297,299    $215,065,801  $           --     $82,238,156
   Short-term Investments (at amortized cost )                      467,364      34,381,631     391,226,508      15,642,011
   Foreign cash (cost  $0; $0; $0; $0; $0; $0; $132,573; $0;
       $136,686; $29,835; $0; and $0, respectively)                 141,130          29,866              --              --
   Receivable for investments sold                                       --          26,712              --              --
   Income receivables                                               313,586         696,705       1,424,599         602,727
   Receivable for fund shares sold                                   26,501         230,708          35,711              --
   Receivable for total return swaps                                     --           3,690              --              --
   Variation margin receivable                                           --           9,563              --              --
   Other assets                                                          --              --              --              --
--------------------------------------------------------------------------------------------------------------------------------
       TOTAL  ASSETS                                             17,245,880     250,444,676     392,686,818      98,482,894
--------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
   Payable upon return of securities loaned                              --       4,999,994              --              --
   Payable for investments purchased                                     --      19,502,198              --              --
   Payable for fund shares redeemed                                      --              --             940         124,593
   Payable to GEAM                                                    5,322          75,899         153,061          64,099
   Variation margin payable                                              --              --              --              --
   Other liabilities                                                     --              --              --              --
--------------------------------------------------------------------------------------------------------------------------------
       TOTAL LIABILITIES                                              5,322      24,578,091         154,001         188,692
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                      $17,240,558    $225,866,585    $392,532,817     $98,294,202
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Capital paid in                                               14,712,150     208,977,758     392,586,962      82,495,248
   Undistributed (distribution in excess of)
       net investment income                                         92,772           7,581           9,724       1,252,930
   Accumulated net realized gain (loss)                            (232,012)     (3,534,072)        (63,869)      1,162,650
   Net unrealized appreciation/(depreciation) on:
       Investments                                                2,639,604      20,353,429              --      13,383,374
       Futures                                                           --          59,144              --              --
       Foreign currency related transactions                         28,044           2,745              --              --
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                      $17,240,558    $225,866,585    $392,532,817     $98,294,202
--------------------------------------------------------------------------------------------------------------------------------
Shares outstanding ($0.01 par value)                              1,476,416      14,971,574     392,585,979       5,858,942
Net asset value per share                                            $11.68          $15.09           $1.00          $16.78

                                                                                                       PREMIER
                                                                         U.S.         S&P 500           GROWTH         VALUE
 STATEMENTS OF OPERATIONS                                              EQUITY           INDEX           EQUITY        EQUITY
 FOR THE PERIOD ENDED DECEMBER 31, 2003                                  FUND            FUND             FUND          FUND
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    INCOME:
      Dividend                                                   $  1,564,074   $    8,661,834   $     932,286   $   579,764
      Interest*                                                        30,376          183,445          53,706         7,644
      Less: Foreign taxes withheld                                     (5,220)              --          (7,088)       (1,503)
------------------------------------------------------------------------------------------------------------------------------
    TOTAL INCOME                                                    1,589,230        8,845,279         978,904       585,905
------------------------------------------------------------------------------------------------------------------------------

    EXPENSES:
      Advisory and administration fees                                563,393        1,749,674         703,538       203,719
      Transfer agent                                                      527            2,322             452           127
      Trustee's fees                                                    3,529           17,094           3,607         1,064
      Custody and accounting expenses                                  34,607           16,095          32,675        17,411
      Professional fees                                                10,337           50,072          10,565         3,117
      Other expenses                                                    5,970           22,490           8,077         1,478
-------------------------------------------------------------------------------------------------------------------------------
    TOTAL EXPENSES                                                    618,363        1,857,747         758,914       226,916
-------------------------------------------------------------------------------------------------------------------------------

    NET INVESTMENT INCOME                                             970,867        6,987,532         219,990       358,989
-------------------------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN ( LOSS)
    ON INVESTMENTS
      REALIZED GAIN (LOSS) ON:
         Investments                                               (4,653,810)      (4,074,962)     (6,872,461)     (355,064)
         Futures                                                      168,309        3,020,895         191,649            --
         Written options                                                   --               --              --            --
         Swaps                                                             --               --              --            --
         Foreign currency transactions                                     18               --              (4)         (166)
      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
         (DEPRECIATION) ON:
         Investments                                               25,225,015      119,421,513      34,338,719     6,960,092
         Futures                                                        8,450          988,847         (29,075)           --
         Written options                                                   --               --              --            --
         Foreign currency transactions                                      3               --              --            11

-------------------------------------------------------------------------------------------------------------------------------
      Net realized and unrealized gain on investments              20,747,985      119,356,293      27,628,828     6,604,873
-------------------------------------------------------------------------------------------------------------------------------

    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $21,718,852     $126,343,825     $27,848,818    $6,963,862
-------------------------------------------------------------------------------------------------------------------------------

* Income attributable to security lending activity, net of rebate expenses, for the U.S. Equity Fund, Premier Growth Equity Fund, Value Equity Fund, Mid-Cap Value Equity Fund, Small-Cap Value Equity Fund, International Equity Fund and Total Return Fund was $1,755, $1,337, $375, $11,774, $12,832, $6,807 and
  $12,442 respectively.



-------------------
See Notes to Financial Statements.


                                                              MID-CAP      SMALL-CAP   INTERNATIONAL                         GLOBAL
 STATEMENTS OF OPERATIONS                                VALUE EQUITY   VALUE EQUITY          EQUITY          INCOME         INCOME
 FOR THE PERIOD ENDED DECEMBER 31, 2003                          FUND           FUND            FUND            FUND           FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    INCOME:
      Dividend                                           $  3,823,983   $    610,373   $     845,548   $          --  $          --
      Interest*                                               110,581         72,075          24,092       8,357,519        560,397
      Less: Foreign taxes withheld                                 --             --         (95,789)             --             --

------------------------------------------------------------------------------------------------------------------------------------
    TOTAL INCOME                                            3,934,564        682,448         773,851       8,357,519        560,397
------------------------------------------------------------------------------------------------------------------------------------

    EXPENSES:
      Advisory and administration fees                      1,250,447        535,066         353,422       1,109,255        116,512
      Transfer agent                                              875            267             163           1,143             93
      Trustee's fees                                            6,522          2,186           1,198           8,013            689
      Custody and accounting expenses                          40,457         21,621          18,170          56,090         14,739
      Professional fees                                        19,105          6,404           3,509          23,471          2,019
      Other expenses                                           12,501          3,476           1,371          12,996          1,426
------------------------------------------------------------------------------------------------------------------------------------
    TOTAL EXPENSES                                          1,329,907        569,020         377,833       1,210,968        135,478
------------------------------------------------------------------------------------------------------------------------------------
    NET INVESTMENT INCOME                                   2,604,657        113,428         396,018       7,146,551        424,919
------------------------------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN ( LOSS)
    ON INVESTMENTS
      REALIZED GAIN (LOSS) ON:
         Investments                                        2,873,822        973,070      (3,384,998)      4,353,277        219,519
         Futures                                              520,350             --         (34,373)       (574,120)            --
         Written options                                           --         16,449              --          10,128             --
         Swaps                                                     --             --              --         302,020             --
         Foreign currency transactions                             --             --          (3,431)         40,757         66,080
      INCREASE (DECREASE) IN UNREALIZED
          APPRECIATION/(DEPRECIATION) ON:
         Investments                                       50,241,833     15,710,954      15,221,555      (4,170,379)     1,314,297
         Futures                                               (8,550)            --          65,202         201,180             --
         Written options                                           --        (13,649)             --              --             --
         Foreign currency transactions                             --             --             553              --         11,968

------------------------------------------------------------------------------------------------------------------------------------
      Net realized and unrealized gain on investments      53,627,455     16,686,824      11,864,508         162,863      1,611,864
------------------------------------------------------------------------------------------------------------------------------------

    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS  $56,232,112    $16,800,252     $12,260,526      $7,309,414     $2,036,783
------------------------------------------------------------------------------------------------------------------------------------



                                                                   TOTAL           MONEY     REAL ESTATE
 STATEMENTS OF OPERATIONS                                         RETURN           MARKET     SECURITIES
 FOR THE PERIOD ENDED DECEMBER 31, 2003                             FUND             FUND           FUND
------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    INCOME:
      Dividend                                              $  1,386,591    $          --   $  4,060,792
      Interest*                                                1,731,968        6,836,978        100,366
      Less: Foreign taxes withheld                               (63,804)              --             --

------------------------------------------------------------------------------------------------------------
    TOTAL INCOME                                               3,054,755        6,836,978      4,161,158
------------------------------------------------------------------------------------------------------------

    EXPENSES:
      Advisory and administration fees                           704,898        2,172,436        641,085
      Transfer agent                                                 581            3,567            365
      Trustee's fees                                               4,726           20,530          2,535
      Custody and accounting expenses                             39,317          101,113         14,131
      Professional fees                                           13,844           60,134          7,425
      Other expenses                                               5,158           36,457          3,130
------------------------------------------------------------------------------------------------------------
    TOTAL EXPENSES                                               768,524        2,394,237        668,671
------------------------------------------------------------------------------------------------------------
    NET INVESTMENT INCOME                                      2,286,231        4,442,741      3,492,487
------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN ( LOSS)
    ON INVESTMENTS
      REALIZED GAIN (LOSS) ON:
         Investments                                             (38,423)             119      4,477,603
         Futures                                                  32,514               --             --
         Written options                                           4,711               --       (188,461)
         Swaps                                                    50,794               --             --
         Foreign currency transactions                            11,517               --             --
      INCREASE (DECREASE) IN UNREALIZED
          APPRECIATION/(DEPRECIATION) ON:
         Investments                                          25,994,285               --     16,068,302
         Futures                                                  71,504               --             --
         Written options                                              --               --             --
         Foreign currency transactions                               494               --             --

------------------------------------------------------------------------------------------------------------
      Net realized and unrealized gain on investments         26,127,396              119     20,357,444
------------------------------------------------------------------------------------------------------------

    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS     $28,413,627       $4,442,860    $23,849,931
------------------------------------------------------------------------------------------------------------



                                                                         U.S.                             S&P 500
 STATEMENTS OF                                                         EQUITY                               INDEX
 CHANGES IN NET ASSETS                                                   FUND                                FUND
---------------------------------------------------------------------------------------------------------------------------

                                                              YEAR ENDED      YEAR ENDED        YEAR ENDED       YEAR ENDED
                                                             DECEMBER 31,    DECEMBER 31,      DECEMBER 31,     DECEMBER 31,
                                                                 2003            2002              2003             2002
---------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investment income                                $      970,867   $      951,963    $   6,987,532    $    6,521,672
     Net realized gain (loss) on investments,
       futures, written options, foreign currency
       transactions and swaps                                 (4,485,483)      (9,918,043)      (1,054,067)      (16,235,739)
     Net increase (decrease) in unrealized
       appreciation/(depreciation) on investments,
       futures, written options and
       foreign currency translation                           25,233,468      (15,504,283)     120,410,360      (135,055,684)

---------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations                  21,718,852      (24,470,363)     126,343,825      (144,769,751)
---------------------------------------------------------------------------------------------------------------------------

   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                      (959,734)        (993,741)      (6,916,329)       (6,556,635)
     Net realized gains                                               --               --               --          (829,052)
---------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS                                          (959,734)        (993,741)      (6,916,329)       (7,385,687)
---------------------------------------------------------------------------------------------------------------------------

   Increase (decrease) in net assets from
     operations and distributions                             20,759,118      (25,464,104)     119,427,496      (152,155,438)
---------------------------------------------------------------------------------------------------------------------------

   SHARE TRANSACTIONS:
     Proceeds from sale of shares                             19,706,219       33,406,302       62,009,350        57,680,096
     Value of distributions reinvested                           959,734          995,035        6,916,328         7,385,652
     Cost of shares redeemed                                 (29,414,132)     (22,403,673)     (40,341,589)     (113,906,645)
---------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from
       share  transactions                                    (8,748,179)      11,997,664       28,584,089       (48,840,897)
   TOTAL INCREASE (DECREASE) IN NET ASSETS                    12,010,939      (13,466,440)     148,011,585      (200,996,335)

NET ASSETS
   Beginning of period                                       102,112,037      115,578,477      449,173,032       650,169,367
---------------------------------------------------------------------------------------------------------------------------
   End of period                                            $114,122,976     $102,112,037     $597,184,617     $ 449,173,032
---------------------------------------------------------------------------------------------------------------------------

UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF)
   NET INVESTMENT INCOME, END OF PERIOD                     $     14,063     $     2,912      $    28,800      $      6,492
---------------------------------------------------------------------------------------------------------------------------

CHANGES IN PORTFOLIO SHARES
     Shares sold                                                 693,692        1,160,738        3,438,269         3,189,728
     Issued for distributions reinvested                          30,899           38,975          342,392           459,021
     Shares redeemed                                          (1,065,461)        (821,917)      (2,423,143)       (6,561,675)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares                          (340,870)         377,796        1,357,518        (2,912,926)
---------------------------------------------------------------------------------------------------------------------------

-------------------
See Notes to Financial Statements.

                                                                           PREMIER                        VALUE
 STATEMENTS OF                                                              GROWTH                       EQUITY
 CHANGES IN NET ASSETS                                                 EQUITY FUND                         FUND
----------------------------------------------------------------------------------------------------------------------------

                                                                YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                               DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                   2003            2002            2003            2002
----------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investment income                                   $      219,990  $        42,373  $     358,989  $     218,393
     Net realized gain (loss) on investments,
       futures, written options, foreign currency
       transactions and swaps                                    (6,680,816)     (8,217,182)       (355,230)    (1,325,932)
     Net increase (decrease) in unrealized
       appreciation/(depreciation) on investments,
       futures, written options and
       foreign currency translation                              34,309,644     (14,952,655)      6,960,103     (3,237,924)
----------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations                     27,848,818     (23,127,464)      6,963,862     (4,345,463)
----------------------------------------------------------------------------------------------------------------------------

   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                         (214,968)        (44,437)       (356,078)      (218,481)
     Net realized gains                                                  --            (450)             --             --
----------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS                                             (214,968)        (44,887)       (356,078)      (218,481)
----------------------------------------------------------------------------------------------------------------------------

   Increase (decrease) in net assets from
     operations and distributions                                27,633,850     (23,172,351)      6,607,784     (4,563,944)
----------------------------------------------------------------------------------------------------------------------------

   SHARE TRANSACTIONS:
     Proceeds from sale of shares                                46,129,444      27,353,130       9,810,531     12,311,784
     Value of distributions reinvested                              214,968          44,881         356,078        218,492
     Cost of shares redeemed                                    (18,345,570)    (20,841,624)    (11,408,313)    (1,545,036)
----------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from
       share  transactions                                       27,998,842       6,556,387      (1,241,704)    10,985,240
   TOTAL INCREASE (DECREASE) IN NET ASSETS                       55,632,692     (16,615,964)      5,366,080      6,421,296

NET ASSETS
   Beginning of period                                           87,569,346     104,185,310      24,623,379     18,202,083
----------------------------------------------------------------------------------------------------------------------------
   End of period                                               $143,202,038    $ 87,569,346    $ 29,989,459    $24,623,379
----------------------------------------------------------------------------------------------------------------------------

UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF)
   NET INVESTMENT  INCOME, END OF PERIOD                       $     5,018     $         --    $      3,297    $       554
----------------------------------------------------------------------------------------------------------------------------

CHANGES IN PORTFOLIO SHARES
     Shares sold                                                    734,006         448,985       1,250,913      1,499,387
     Issued for distributions reinvested                              3,096             826          40,054         29,890
     Shares redeemed                                               (304,431)       (352,563)     (1,310,320)      (204,240)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares                              432,671          97,248         (19,353)     1,325,037
----------------------------------------------------------------------------------------------------------------------------

                                                                          MID-CAP                      SMALL-CAP
 STATEMENTS OF                                                       VALUE EQUITY                   VALUE EQUITY
 CHANGES IN NET ASSETS                                                       FUND                           FUND
---------------------------------------------------------------------------------------------------------------------------

                                                                YEAR ENDED      YEAR ENDED    YEAR ENDED      YEAR ENDED
                                                               DECEMBER 31,    DECEMBER 31,  DECEMBER 31,    DECEMBER 31,
                                                                   2003            2002          2003            2002
---------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investment income                                  $    2,604,657  $    1,550,847  $     113,428  $     148,237
     Net realized gain (loss) on investments,
       futures, written options, foreign currency
       transactions and swaps                                    3,394,172      (3,409,314)       989,519    (3,310,811)
     Net increase (decrease) in unrealized
       appreciation/(depreciation) on investments,
       futures, written options and
       foreign currency translation                             50,233,283     (28,885,073)    15,697,305    (4,298,064)
---------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations                    56,232,112     (30,743,540)    16,800,252    (7,460,638)
---------------------------------------------------------------------------------------------------------------------------

   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                      (2,360,433)     (1,584,008)       (48,076)     (129,364)
     Net realized gains                                           (193,528)       (990,323)            --      (250,340)
---------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS                                          (2,553,961)     (2,574,331)       (48,076)     (379,704)
---------------------------------------------------------------------------------------------------------------------------

   Increase (decrease) in net assets from
     operations and distributions                               53,678,151     (33,317,871)    16,752,176    (7,840,342)
---------------------------------------------------------------------------------------------------------------------------

   SHARE TRANSACTIONS:
     Proceeds from sale of shares                               37,465,086      73,119,537     32,437,728    35,695,241
     Value of distributions reinvested                           2,553,961       2,574,490         45,698       379,704
     Cost of shares redeemed                                   (37,191,015)    (50,997,498)   (15,264,154)   (8,663,118)
---------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from
       share  transactions                                       2,828,032      24,696,529     17,219,272    27,411,827
   TOTAL INCREASE (DECREASE) IN NET ASSETS                      56,506,183      (8,621,342)    33,971,448    19,571,485

NET ASSETS
   Beginning of period                                         170,422,360     179,043,702     52,358,912    32,787,427
---------------------------------------------------------------------------------------------------------------------------
   End of period                                              $226,928,543    $170,422,360   $ 86,330,360   $52,358,912
---------------------------------------------------------------------------------------------------------------------------

UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF)
   NET INVESTMENT  INCOME, END OF PERIOD                      $    131,180    $         --   $     20,894   $    19,289
---------------------------------------------------------------------------------------------------------------------------

CHANGES IN PORTFOLIO SHARES
     Shares sold                                                 2,442,359       4,644,472      2,957,277     3,096,382
     Issued for distributions reinvested                           147,543         195,185          3,794        37,226
     Shares redeemed                                            (2,422,354)     (3,461,117)    (1,282,108)     (764,622)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares                             167,548       1,378,540      1,678,963     2,368,986
---------------------------------------------------------------------------------------------------------------------------


                                                                    INTERNATIONAL
 STATEMENTS OF                                                             EQUITY                           INCOME
 CHANGES IN NET ASSETS                                                       FUND                             FUND
-----------------------------------------------------------------------------------------------------------------------------

                                                              YEAR ENDED      YEAR ENDED        YEAR ENDED       YEAR ENDED
                                                             DECEMBER 31,    DECEMBER 31,      DECEMBER 31,     DECEMBER 31,
                                                                 2003            2002              2003             2002
-----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investment income                                 $     396,018  $       341,829    $   7,146,551    $    6,120,595
     Net realized gain (loss) on investments,
       futures, written options, foreign currency
       transactions and swaps                                 (3,422,802)      (7,906,420)       4,132,062         4,427,269
     Net increase (decrease) in unrealized
       appreciation/(depreciation) on investments,
       futures, written options and foreign
       currency translation                                   15,287,310         (903,995)      (3,969,199)        4,724,386

-----------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations                  12,260,526       (8,468,586)       7,309,414        15,272,250
-----------------------------------------------------------------------------------------------------------------------------

   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                      (370,322)        (383,022)      (7,909,198)       (6,251,649)
     Net realized gains                                               --               --       (3,253,248)       (2,651,600)
-----------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS                                          (370,322)        (383,022)     (11,162,446)       (8,903,249)
-----------------------------------------------------------------------------------------------------------------------------

   Increase (decrease) in net assets from operations
     and distributions                                        11,890,204       (8,851,608)      (3,853,032)        6,369,001
-----------------------------------------------------------------------------------------------------------------------------

   SHARE TRANSACTIONS:
     Proceeds from sale of shares                             52,026,926      202,917,291       44,005,761       123,549,021
     Value of distributions reinvested                           370,321          382,956       11,162,445         8,903,228
     Cost of shares redeemed                                 (50,772,175)    (204,884,183)     (82,797,680)      (35,760,845)
-----------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from share transactions           1,625,072       (1,583,936)     (27,629,474)       96,691,404
   TOTAL INCREASE (DECREASE) IN NET ASSETS                    13,515,276      (10,435,544)     (31,482,506)      103,060,405

NET ASSETS
   Beginning of period                                        31,683,028       42,118,572      220,800,050       117,739,645
-----------------------------------------------------------------------------------------------------------------------------
    End of period                                           $ 45,198,304   $   31,683,028     $189,317,544      $220,800,050
-----------------------------------------------------------------------------------------------------------------------------

UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF)
   NET INVESTMENT  INCOME, END OF PERIOD                  $       17,667  $          (2,536) $        (8,849)  $     181,488
-----------------------------------------------------------------------------------------------------------------------------

CHANGES IN PORTFOLIO SHARES
     Shares sold                                               7,614,867       26,962,871        3,350,672         9,557,400
     Issued for distributions reinvested                          44,456           62,269          882,407           689,104
     Shares redeemed                                          (7,434,355)     (27,031,775)      (6,292,134)       (2,781,816)
-----------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) in fund shares                      224,968           (6,635)      (2,059,055)        7,464,688
-----------------------------------------------------------------------------------------------------------------------------


------------
See Notes to Financial Statements.


                                                                           GLOBAL                          TOTAL
 STATEMENTS OF                                                             INCOME                         RETURN
 CHANGES IN NET ASSETS                                                       FUND                           FUND
----------------------------------------------------------------------------------------------------------------------------

                                                                YEAR ENDED     YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                               DECEMBER 31,   DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                   2003           2002            2003            2002
----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investment income                                   $     424,919  $      321,344   $   2,286,231   $   2,672,355
     Net realized gain (loss) on investments,
       futures, written options, foreign currency
       transactions and swaps                                      285,599         (99,430)         61,113      (2,921,944)
     Net increase (decrease) in unrealized
       appreciation/(depreciation) on investments,
       futures, written options and foreign
       currency translation                                      1,326,265       1,611,276      26,066,283     (11,884,451)
----------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations                     2,036,783       1,833,190      28,413,627     (12,134,040)
----------------------------------------------------------------------------------------------------------------------------

   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                        (599,854)       (106,455)     (2,398,555)     (2,769,507)
     Net realized gains                                                 --              --              --      (1,156,629)

----------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS                                            (599,854)       (106,455)     (2,398,555)     (3,926,136)
----------------------------------------------------------------------------------------------------------------------------

   Increase (decrease) in net assets from operations
     and distributions                                           1,436,929       1,726,735      26,015,072     (16,060,176)
----------------------------------------------------------------------------------------------------------------------------

   SHARE TRANSACTIONS:
     Proceeds from sale of shares                               11,922,583      17,291,800      87,113,450      10,707,489
     Value of distributions reinvested                             599,854         106,399       2,398,555       3,926,126
     Cost of shares redeemed                                   (14,524,631)    (10,204,523)     (2,407,207)    (16,583,322)
----------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from share transactions            (2,002,194)      7,193,676      87,104,798      (1,949,707)
   TOTAL INCREASE (DECREASE) IN NET ASSETS                        (565,265)      8,920,411     113,119,870     (18,009,883)

NET ASSETS
   Beginning of period                                          17,805,823       8,885,412     112,746,715     130,756,598
----------------------------------------------------------------------------------------------------------------------------
    End of period                                             $ 17,240,558    $ 17,805,823    $225,866,585    $112,746,715
----------------------------------------------------------------------------------------------------------------------------

UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF)
   NET INVESTMENT  INCOME, END OF PERIOD                      $     92,772    $      2,044    $      7,581    $     30,902
----------------------------------------------------------------------------------------------------------------------------

CHANGES IN PORTFOLIO SHARES
     Shares sold                                                 1,070,486       1,705,600       6,111,645         783,209
     Issued for distributions reinvested                            51,578           9,870         160,546         311,845
     Shares redeemed                                            (1,288,004)     (1,023,011)       (190,902)     (1,231,329)
----------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) in fund shares                       (165,940)        692,459       6,081,289        (136,275)
----------------------------------------------------------------------------------------------------------------------------


                                                                       MONEY                         REAL ESTATE
 STATEMENTS OF                                                         MARKET                         SECURITIES
 CHANGES IN NET ASSETS                                                   FUND                               FUND
------------------------------------------------------------------------------------------------------------------------

                                                             YEAR ENDED       YEAR ENDED      YEAR ENDED     YEAR ENDED
                                                            DECEMBER 31,     DECEMBER 31,    DECEMBER 31,   DECEMBER 31,
                                                                2003             2002            2003           2002
------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investment income                                $     4,442,741  $    10,565,808  $   3,492,487  $  3,867,376
     Net realized gain (loss) on investments,
       futures, written options, foreign currency
       transactions and swaps                                        119          (63,988)      4,289,142     3,229,250
     Net increase (decrease) in unrealized
       appreciation/(depreciation) on investments,
       futures, written options and foreign
       currency translation                                           --               --      16,068,302    (8,975,587)

------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations                   4,442,860       10,501,820      23,849,931    (1,878,961)
------------------------------------------------------------------------------------------------------------------------

   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                    (4,442,740)     (10,565,808)     (2,217,622)   (3,241,233)
     Net realized gains                                               --           (3,335)     (4,706,022)   (3,776,580)
------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS                                        (4,442,740)     (10,569,143)     (6,923,644)   (7,017,813)
------------------------------------------------------------------------------------------------------------------------

   Increase (decrease) in net assets from operations
     and distributions                                               120          (67,323)     16,926,287    (8,896,774)
------------------------------------------------------------------------------------------------------------------------

   SHARE TRANSACTIONS:
     Proceeds from sale of shares                            367,253,842    2,039,837,252      18,619,972    37,590,583
     Value of distributions reinvested                         4,584,109       10,649,387       6,923,642     7,017,750
     Cost of shares redeemed                                (664,658,646)  (2,077,221,799)    (14,340,088)  (52,853,195)
------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from share transactions        (292,820,695)     (26,735,160)     11,203,526    (8,244,862)
   TOTAL INCREASE (DECREASE) IN NET ASSETS                  (292,820,575)     (26,802,483)     28,129,813   (17,141,636)

NET ASSETS
   Beginning of period                                       685,353,392      712,155,875      70,164,389    87,306,025
------------------------------------------------------------------------------------------------------------------------
    End of period                                          $ 392,532,817   $  685,353,392    $ 98,294,202  $ 70,164,389
------------------------------------------------------------------------------------------------------------------------

UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF)
   NET INVESTMENT  INCOME, END OF PERIOD                   $       9,724   $        9,723    $  1,252,930  $   1,387,933
------------------------------------------------------------------------------------------------------------------------

CHANGES IN PORTFOLIO SHARES
     Shares sold                                             367,253,842    2,039,837,252       1,145,754     2,428,854
     Issued for distributions reinvested                       4,584,109       10,649,387         415,087       536,115
     Shares redeemed                                        (664,658,646)  (2,077,221,799)     (1,041,578)   (3,532,649)
------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) in fund shares                 (292,820,695)     (26,735,160)        519,263      (567,680)
------------------------------------------------------------------------------------------------------------------------

                                NOTES TO FINANCIAL STATEMENTS  December 31, 2003
--------------------------------------------------------------------------------

1.   ORGANIZATION OF THE FUNDS

GE Investments Funds, Inc. (the "Company") was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. The Company is comprised of fourteen investment portfolios (each a "Fund" and collectively the "Funds"), although only the following twelve are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Value Equity Fund, Mid-Cap Value Equity Fund, Small-Cap Value Equity Fund, International Equity Fund, Income Fund, Global Income Fund, Total Return Fund, Money Market Fund and Real Estate Securities Fund.

Shares of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. These insurance companies may include insurance companies affiliated with GE Asset Management Incorporated ("GEAM"), the investment adviser and administrator of each Fund.

As of December 31, 2003, GE Life and Annuity Assurance Company ("GE Life") and General Electric Capital Assurance Company, each an affiliated insurance company, controlled the Funds by ownership, through separate accounts, of virtually all of the Funds' shares of beneficial interest.


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Company:

SECURITY VALUATION AND TRANSACTIONS Securities for which exchange quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Securities listed on the NASDAQ will be valued at the NASDAQ's official closing price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a matrix system, which considers market transactions as well as dealer supplied valuations. Short-term investments maturing within sixty days are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Fund positions that cannot be valued as set forth above are valued at fair value determined in good faith under procedures approved by the Board of Directors of the Funds.

In accordance with Rule 2a-7 of the 1940 Act, the Money Market Fund values its securities initially at cost and, thereafter, securities are assumed to have a constant amortization to maturity of any discount or premium. Amortized cost approximates fair value.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

REPURCHASE AGREEMENTS Each of the Funds may enter into repurchase agreements. The Funds' or a third party custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Funds. The Funds value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

SECURITY LENDING Each of the Funds may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Funds continue to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Funds will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. A Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Funds may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

FOREIGN CURRENCY Accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are

                                 NOTES TO FINANCIAL STATEMENTS December 31, 2003
--------------------------------------------------------------------------------

translated into U.S. dollars at the prevailing rates of exchange at year end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received and paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

FUTURES CONTRACTS Certain Funds may invest in futures contracts subject to certain limitations. The Funds may invest in futures contracts to manage their exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase a Fund's exposure to the underlying instrument while selling futures tends to decrease a Fund's exposure to the underlying instrument, or hedge other Fund investments. A Fund will not enter into a transaction involving futures for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuation in the fair value of the underlying security. The Funds record an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Funds recognize a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS Certain Funds may purchase and write options, subject to certain limitations. The Funds may invest in options contracts to manage their exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase a Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease a Fund's exposure to the underlying instrument, or hedge other Fund investments. A Fund will not enter into a transaction involving options for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

When a Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

SWAP CONTRACTS As part of their investment strategies, certain Funds may invest in swap agreements which are agreements to exchange the return generated by one instrument for the return generated by another instrument. Total return swap agreements involve commitments to pay interest in exchange for a market linked return based upon a notional principal amount. To the extent the total return of the security or index underlying the agreement exceeds or falls short of the offsetting interest rate obligation, the Funds will receive a payment from or make a payment to the counterparty. Swaps are marked to market daily based upon the underlying security or index. Payments received or made

                                 NOTES TO FINANCIAL STATEMENTS December 31, 2003
--------------------------------------------------------------------------------

are recorded as realized gain or loss in the Statement of Operations. Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS Each of the Funds may purchase or sell securities on a when-issued or forward commitment basis. These transactions are arrangements in which the Funds purchase and sell securities with payment and delivery scheduled a month or more after entering into the transactions. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contracts. In connection with such purchases, the Funds maintain cash or liquid assets in an amount equal to purchase commitments for such underlying securities until settlement date and for sales commitments the Funds maintain equivalent deliverable securities as "cover" for the transaction. Unsettled commitments are valued at the current market value of the underlying security. Daily fluctuations in the value of such contracts are recorded as unrealized gains or losses. The Funds will not enter into such commitments for the purpose of investment leverage.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS Certain Funds may enter into forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities and to manage the Fund's currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in the Fund's financial statements. Such amounts appear under the caption forward foreign currency contracts in the Schedule of Investments. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (or liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains or losses on foreign currency related transactions. The Fund's risks in using these contracts include changes in the value of foreign currency or the possibility that the counterparties do not perform under the contracts' terms. When a Fund enters into a forward foreign currency exchange contract, it is required to segregate cash or liquid securities with its custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or securities is segregated so that the value of the account will equal the amount of the Fund's commitment with respect to the contract.

INVESTMENTS IN FOREIGN MARKETS Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Funds may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES The Funds intend to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of their taxable net investment income and net realized capital gains to their shareholders. Therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.

                                 NOTES TO FINANCIAL STATEMENTS December 31, 2003
--------------------------------------------------------------------------------

At December 31, 2003, information on the tax components of capital is as follows:


                                                                                                                        Net Tax
                                     Cost of                     Gross                        Gross                   Unrealized
                                    Investments                    Tax                         Tax                   Appreciation/
                                      For Tax                  Unrealized                  Unrealized               (Depreciation)
                                     Purposes                 Appreciation                Depreciation              on Investments
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Equity Fund                  $113,212,040                $12,746,319            $    (7,059,950)              $   5,686,369
S&P 500 Index Fund                 653,378,862                 66,076,441               (123,584,338)                (57,507,897)
Premier Growth Equity Fund         138,017,157                 15,527,854                 (8,750,728)                  6,777,126
Value Equity Fund                   26,944,373                  3,944,063                   (810,265)                  3,133,798
Mid-Cap Value Equity Fund          210,583,643                 36,039,464                 (7,380,721)                 28,658,743
Small-Cap Value Equity Fund         93,414,319                 15,414,262                 (1,540,558)                 13,873,704
International Equity Fund           39,236,853                  9,166,762                 (1,148,648)                  8,018,114
Income Fund                        227,238,834                  2,894,821                 (1,333,894)                  1,560,926
Global Income Fund                  14,133,382                  2,668,999                    (37,719)                  2,631,280
Total Return Fund                  229,811,068                 21,607,902                 (1,971,538)                 19,636,364
Money Market Fund                  391,226,508                        --                         --                          --
Real Estate Securities Fund         83,290,585                 15,909,359                 (1,319,777)                 14,589,582


                                      Net Tax
                                   Appreciation/              Undistributed
                                   Depreciation                 Ordinary                  Undistributed                  Post
                                  on Derivatives,                Income/                    Long-Term                   October
                                     Currency                 (Accumulated                   Gains/                     Losses
                                    and Other                   Ordinary                  (Accumulated               (see Details
                                    Net Assets                    Loss)                   Capital Loss)                 Below)
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Equity Fund                      $     12                    $14,063               $(16,210,094)                    $   --
S&P 500 Index Fund                         --                      14,500                (14,803,608)                        --
Premier Growth Equity Fund                 --                       5,018                (10,278,695)                        --
Value Equity Fund                            7                      3,498                 (2,329,329)                       (201)
Mid-Cap Value Equity Fund                  --                         --                     866,369                         --
Small-Cap Value Equity Fund                --                      12,063                 (2,220,032)                        --
International Equity Fund               70,657                     17,667                (16,858,979)                        --
Income Fund                                --                     319,484                    441,490                         --
Global Income Fund                      28,044                     98,146                   (229,063)                        --
Total Return Fund                        2,745                     13,483                 (2,763,765)                        --
Money Market Fund                          --                       9,724                    (63,869)                        --
Real Estate Securities Fund                --                      17,168                  1,192,204                         --

                                 NOTES TO FINANCIAL STATEMENTS December 31, 2003
--------------------------------------------------------------------------------

As of December 31, 2003, the following Funds have capital loss carryovers as indicated below. The capital loss carryover is available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

Fund                                                                  Amount              Expires
------------------------------------------------------------------------------------------------------
U.S. Equity Fund                                               $  4,904,289               12/31/09
                                                                  6,357,685               12/31/10
                                                                  4,948,120               12/31/11
S&P 500 Index Fund                                               13,945,805               12/31/10
                                                                    857,803               12/31/11
Premier Growth Equity Fund                                        7,239,991               12/31/10
                                                                  3,038,704               12/31/11
Value Equity Fund                                                   154,171               12/31/08
                                                                    848,212               12/31/09
                                                                    815,670               12/31/10
                                                                    511,276               12/31/11
Small-Cap Value Equity Fund                                       1,402,817               12/31/10
                                                                    817,215               12/31/11
International Equity Fund                                         3,956,798               12/31/09
                                                                  8,364,676               12/31/10
                                                                  4,537,505               12/31/11
Global Income Fund                                                  229,063               12/31/08
Total Return Fund                                                 2,151,624               12/31/10
                                                                    612,141               12/31/11
Money Market Fund                                                    63,869               12/31/10

During the year ended December 31, 2003, the following GE Investments Funds utilized capital loss carryovers:

Fund                                                                  Amount
------------------------------------------------------------------------------------------------------
Mid-Cap Value Equity Fund                                        $3,111,941
Global Income Fund                                                   19,936
Money Market Fund                                                       119

Any net capital and currency losses incurred after October 31, within each Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The Funds elected to defer losses incurred after October 31, 2003 as follows:

Fund                                                                Currency
------------------------------------------------------------------------------------------------------
Value Equity Fund                                                     $  201

                                 NOTES TO FINANCIAL STATEMENTS December 31, 2003
--------------------------------------------------------------------------------

The tax composition of distributions paid (other than return of capital distributions for the year) during the year ended December 31, 2003 was as follows:


                                                                   Long-Term
Fund                                   Ordinary Income           Capital Gains                Total
-------------------------------------------------------------------------------------------------------------
U.S. Equity Fund                       $    959,734              $     --                $   959,734
S&P 500 Index Fund                        6,916,329                    --                  6,916,329
Premier Growth Equity Fund                  214,968                    --                    214,968
Value Equity Fund                           356,078                    --                    356,078
Mid-Cap Value Equity Fund                 2,360,433                  193,528               2,553,961
Small-Cap Value Equity Fund                  48,076                   --                      48,076
International Equity Fund                   370,322                   --                     370,322
Income Fund                               9,817,094                1,345,352              11,162,446
Global Income Fund                          599,854                    --                    599,854
Total Return Fund                         2,398,555                   --                   2,398,555
Money Market Fund                         4,442,740                   --                   4,442,740
Real Estate Securities Fund               4,574,452                2,349,192               6,923,644

DISTRIBUTIONS TO SHAREHOLDERS The Money Market Fund declares net investment income dividends daily and pays them monthly. All other Funds declare and pay dividends from net investment income annually. All Funds declare and pay net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) swaps, distributions from Real Estate Investment Trusts (REITS) and treatment of realized and unrealized gains and losses on forward foreign currency contracts, and losses deferred due to wash sale transactions. Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or net asset value of the Funds. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on taxable bonds are accreted to call or maturity date, whichever is shorter, using the effective yield method.

EXPENSES Expenses of the Company which are directly identifiable to a specific Fund are allocated to that Fund. Expenses which are not directly identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expenses and relative sizes of the Funds. All expenses of the Funds are paid by GEAM and reimbursed by the Funds.

                                 NOTES TO FINANCIAL STATEMENTS December 31, 2003
--------------------------------------------------------------------------------


3.   LINE OF CREDIT

Effective December 17, 2003, and expiring December 15, 2004, the Company (excluding the S&P 500 Index Fund) shares a revolving credit facility of up to $50 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.09% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. Generally, borrowings under the credit facility would accrue interest at the Federal Funds Rate plus 50 basis points and is borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of its prospectus limitation, 20% of its net assets, or $50 million. The credit facility was not utilized by the Company during the year ended December 31, 2003. The S&P 500 Index Fund is currently not covered under a revolving credit facility.

4.   AMOUNTS PAID TO AFFILIATES

ADVISORY AND ADMINISTRATION FEES GEAM, a registered investment adviser, was retained by the Company's Board of Directors effective May 1, 1997 to act as investment adviser and administrator of the Funds. Compensation of GEAM for investment advisory and administrative services is paid monthly based on the average daily net assets of each Fund. The advisory and administrative fee is stated in the following schedule:

                                               Annualized based on average daily net assets
                                         ------------------------------------------------------
                                            Average Daily                      Advisory and
                                         Net Assets of Fund                 Administration Fees
------------------------------------------------------------------------------------------------
U.S. Equity Fund                           All net assets                             .55%
S&P 500 Index Fund                         All net assets                             .35%
Premier Growth Equity Fund                 All net assets                             .65%
Value Equity Fund                          All net assets                             .65%
Mid-Cap Value Equity Fund                  All net assets                             .65%
Small-Cap Value Equity Fund                All net assets                             .80%
International Equity Fund                First $100 million                          1.00%
                                          Next $100 million                           .95%
                                          Over $200 million                           .90%
Income Fund                                All net assets                             .50%
Global Income Fund                         All net assets                             .60%
Total Return Fund                        First $100 million                           .50%
                                          Next $100 million                           .45%
                                          Next $100 million                           .40%
                                          Next $100 million                           .35%
                                          Over $400 million                           .30%
Money Market Fund*                       First $100 million                           .50%
                                          Next $100 million                           .45%
                                          Next $100 million                           .40%
                                          Next $100 million                           .35%
                                          Over $400 million                           .30%
Real Estate Securities Fund              First $100 million                           .85%
                                          Next $100 million                           .80%
                                          Over $200 million                           .75%
----------------------------------------------------------------------------------------------

                                 NOTES TO FINANCIAL STATEMENTS December 31, 2003
--------------------------------------------------------------------------------

Effective January 1, 2002, GECIS (General Electric Capital International Services, an indirectly owned subisdiary of General Electric Company) began performing certain accounting and certain administration services previously provided by an unaffiliated service provider. For the year ending December 31, 2003, $37,927 was charged to the Funds and was allocated pro rata across funds based upon relative net assets.

DIRECTORS' COMPENSATION The Funds pay no compensation to their Directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other Funds advised by GEAM. Compensation paid to unaffiliated Directors are reflected on the Statement of Operations. These fees are allocated pro rata across funds and share classes served by the Directors and are based upon the relative net assets of each Fund. Administrative services not performed by GEAM or GECIS were provided by an unaffiliated service provider.

5.   SUB-ADVISORY FEES

Pursuant to investment sub-advisory agreements with GEAM, SSgA Funds Management, Inc. ("SSgA") is the Sub-Adviser to the S&P 500 Index Fund; Palisade Capital Management, LLC ("Palisade") is the Sub-Adviser to the Small-Cap Value Equity Fund; and Seneca Capital Management, L.L.C. ("Seneca") is the Sub-Adviser to the Real Estate Securities Fund. SSgA, Palisade and Seneca are responsible for the day-to-day portfolio management of the assets of their respective Funds, including the responsibility for making decisions to buy, sell or hold a particular security, under the general supervision of GEAM and the Board.

For their services, GEAM pays SSgA, Palisade and Seneca monthly sub-advisory fees which are calculated as a percentage of the average daily net assets of the respective Funds.

Effective October 1, 2000, GEAM, as Investment Adviser to the Mid-Cap Value Equity Fund and Global Income Fund, assumed day-to-day portfolio management responsibility from NWQ Investment Management Company and GE Asset Management Limited, formerly GE Investments (US) Limited, the previous Sub-Advisers to the Mid-Cap Value Equity Fund and Global Income Fund, respectively.

6.   INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the year ended December 31, 2003 were as follows:

                                                Purchases              Sales
--------------------------------------------------------------------------------

U.S. Equity Fund                             $  38,976,361       $    42,430,426
S&P 500 Index Fund                              41,547,505            24,798,490
Premier Growth Equity Fund                      52,589,897            25,062,013
Value Equity Fund Fund                          23,309,422            24,118,318
Mid-Cap Value Equity Fund                       51,797,967            51,712,592
Small-Cap Value Equity Fund                     94,718,275            75,531,853
International Equity Fund                       12,090,895            11,867,416
Income Fund                                    966,284,239         1,010,739,562
Global Income Fund                               7,061,939             5,421,928
Total Return Fund                              246,006,090           160,614,305
Real Estate Securities Fund                     34,318,482            35,766,785

                                 NOTES TO FINANCIAL STATEMENTS December 31, 2003
--------------------------------------------------------------------------------
OPTIONS During the year ended December 31, 2003, the following option contracts were written:

                               Small-Cap Value Equity Fund                       Income Fund
                              ------------------------------          ------------------------------
                               Number of                                Number of
                             of Contracts           Premium           of Contracts           Premium
--------------------------------------------------------------------------------------------------------
Balance as of
   December 31, 2002              70               $ 16,449                  --            $       --
Written                           --                     --                  96                43,883
Closed and Expired               (70)               (16,449)                (96)              (43,883)
Exercised                         --                     --                  --                    --
--------------------------------------------------------------------------------------------------------
Balance as of
   December 31, 2003              --              $      --                  --            $       --
--------------------------------------------------------------------------------------------------------

                                         Total Return Fund                     Real Estate Securities Fund
                               ------------------------------------        ------------------------------------
                                  Number of                                  Number of
                                of Contracts              Premium          of Contracts                Premium
----------------------------------------------------------------------------------------------------------------
Balance as of
   December 31, 2002                   --               $    --                    --              $          --
Written                                29                11,383                 3,000                  1,011,585
Closed and Expired                    (29)              (11,383)               (3,000)                (1,011,585)
Exercised                              --                    --                    --                         --
-----------------------------------------------------------------------------------------------------------------
Balance as of
   December 31, 2003                   --                 $  --                    --              $          --
-----------------------------------------------------------------------------------------------------------------


SWAP AGREEMENTS Open swap transactions held by the Funds consisted of the following as of December 31, 2003:

INCOME FUND                                                                                                 NOTIONAL AMOUNT
---------------------------------------------------------------------------------------------------------------------------
Total Return Swap with Morgan Stanley Capital Services Inc. on the investment grade portion of the Lehman Brothers CMBS Investment Grade Index. Fund receives/pays the positive/
negative return on the Index and pays one month LIBOR minus 40 basis points monthly, expires
February 28, 2004.                                                                                               $6,800,000

TOTAL RETURN FUND                                                                                           NOTIONAL AMOUNT
---------------------------------------------------------------------------------------------------------------------------
Total Return Swap with Morgan Stanley Capital Services Inc. on the investment grade portion of the Lehman Brothers CMBS Investment Grade Index. Fund receives/pays the positive/
negative return on the Index and pays one month LIBOR minus 40 basis points monthly, expires
February 28, 2004.                                                                                             $   400,000

SECURITY LENDING At December 31, 2003, the following Funds participated in securities lending:


                                             Loaned securities at
                                                 market value           Cash Collateral
-----------------------------------------------------------------------------------------
U.S. Equity Fund                                 $ 392,726                 $396,356
Premier Growth Equity Fund                       1,325,467                1,336,584
Value Equity Fund                                   31,088                   32,495
Mid-Cap Value Equity Fund                        9,763,999                9,999,884
Small-Cap Value Equity Fund                     14,087,108               14,675,494
International Equity Fund                        1,784,557                1,833,671
Total Return Fund                                4,897,960                4,999,994

                                                    INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------


The Board of Directors and Shareholders
GE Investments Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Value Equity Fund, Mid-Cap Value Equity Fund, Small-Cap Value Equity Fund, International Equity Fund, Income Fund, Global Income Fund, Total Return Fund, Money Market Fund and Real Estate Securities Fund, portfolios of GE Investments Funds, Inc. (the "Funds"), as of December 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2003, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and financial highlights for each of the years or periods in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

[SIG] KPMG LLP

Boston, Massachusetts
February 13, 2004

                                                     TAX INFORMATION (unaudited)
--------------------------------------------------------------------------------

During the year ended December 31, 2003, the following GE Investments Funds paid to shareholders of record on December 24, 2003 the following long-term capital gains distributions:

            FUND                                           PER SHARE AMOUNT
            ---------------------------------------------------------------
            Mid-Cap Value Equity Fund                         $0.01507
            Income Fund                                       $0.09497
            Real Estate Securities Fund                       $0.43237

                                              ADDITIONAL INFORMATION (unaudited)
--------------------------------------------------------------------------------

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.


INTERESTED TRUSTEES AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
MICHAEL J. COSGROVE
--------------------------------------------------------------------------------


ADDRESS    c/o GEAM  3003 Summer St. Stamford, CT  06905

AGE    54

POSITION(S) HELD WITH FUND Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED   Until successor is elected and
qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS President, GE Asset Management Services division ("GEAMS") of GE Financial Assurance Holdings, Inc., an indirect wholly-owned subsidiary of General Electric Company ("GE"), since February 1997; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; Director of GEAM since 1988.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE    51

OTHER DIRECTORSHIPS HELD BY TRUSTEE Chairman of the Board and Chief Executive Officer of GE Retirement Services, Inc., since 1998; Chairman of the Board and President of GE Funds, GE Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1988; Chairman of the Board of GE Private Asset Management Funds, Inc. since December 2001; Director of Centurion Capital Management Corp., Centurion Capital Group Inc., Centurion Trust Company, Centurion Financial Advisers Inc., Centurion-Hinds Investment Management Corp. and Centurion-Hesse Investment Management Corp. since December 2001; Trustee of Fordham University since 2003 and Marymount College from 1994 through 2002.

--------------------------------------------------------------------------------
ALAN M. LEWIS
--------------------------------------------------------------------------------


ADDRESS    c/o GEAM  3003 Summer St. Stamford, CT  06905

AGE    57

POSITION(S) HELD WITH FUND    Director and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 3 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Executive Vice President,
General Counsel and Secretary of GEAM since 1987

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE     51

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee and Executive Vice President of GE Funds, GE Institutional Funds and GE LifeStyle Funds since their inception. Director of GE Investments Funds, Inc. since 2001; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1987.

                                              ADDITIONAL INFORMATION (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ROBERT HERLIHY
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM  3003 Summer St. Stamford, CT  06905

AGE    36

POSITION(S) HELD WITH FUND    Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 2 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Manager of Mutual Fund Operations at GEAM since March 2002; from August 1999 to March 2002, Mr. Herlihy was a manager in the Investment Company Services Group of PricewaterhouseCoopers LLP, New York; from September 1998 to August 1999 a Supervisor in the Investment Company Group at McGladrey & Pullen LLP (Acquired by PricewaterhouseCoopers LLP in August 1999); from June 1996 to September 1998 a Manager of Audit Services at Condon O'Meara McGinty & Donnelly LLP. Treasurer of GE Funds, GE Lifestyle Funds, GE Institutional Funds, Elfun Funds, and GE Savings & Security Funds since June 2002.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE    N/A

OTHER DIRECTORSHIPS HELD BY TRUSTEE    N/A

--------------------------------------------------------------------------------
MATTHEW J. SIMPSON
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM  3003 Summer St. Stamford, CT  06905

AGE    42

POSITION(S) HELD WITH FUND    Vice President and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Senior Vice President and General Counsel - Asset Management Services at GEAM and Senior Vice President and General Counsel of GEAMS since February 1997; from October 1992 to February 1997, Vice President and Associate General Counsel of GEAM; Secretary of GE Funds, GE Institutional Funds and GE LifeStyle Funds since their inception; Assistant Secretary of Elfun Funds and GE Savings & Security Funds since 1998; Secretary of GE Private Asset Management Funds, Inc. since 2002.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE   N/A

OTHER DIRECTORSHIPS HELD BY TRUSTEE    N/A

--------------------------------------------------------------------------------
JEANNE M. LAPORTA
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM  3003 Summer St. Stamford, CT  06905

AGE   38

POSITION(S) HELD WITH FUND    Vice President and Assistant Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - less than one year PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Associate General Counsel - Asset Management Services at GEAM since May 1997; Vice President and Assistant Secretary of GE Funds, GE Institutional Funds and GE LifeStyle Funds since September 2003; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE N/A

OTHER DIRECTORSHIPS HELD BY TRUSTEE N/A

                                              ADDITIONAL INFORMATION (unaudited)
--------------------------------------------------------------------------------

NON-INTERESTED TRUSTEES
--------------------------------------------------------------------------------
JOHN R. COSTANTINO
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3003 Summer St. Stamford, CT  06905

AGE   57

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Managing Director, Walden Partners, Ltd., consultants and investors, since August 1992.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE    43

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee of GE Funds, GE Institutional Funds and GE LifeStyle Funds since their inception; Director of GE Private Asset Management Funds, Inc. since December 2001; Trustee of Fordham University since 2002 and Marymount College from 2001 through 2002; Neuroscience Research Institute since 1986; Diocesan Finance Counsel of the Dioceses of Brooklyn & Queens since 2001; Gregorian University Foundation since 1994.

--------------------------------------------------------------------------------
WILLIAM J. LUCAS
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM  3003 Summer St. Stamford, CT  06905

AGE   56

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 9 years PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Treasurer of Fairfield University since 1983.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE   43

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee of GE Funds, GE Institutional Funds and GE LifeStyle Funds since their inception; Director of GE Private Asset Management Funds since December 2001.

--------------------------------------------------------------------------------
ROBERT P. QUINN
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM  3003 Summer St. Stamford, CT  06905

AGE   68

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Retired since 1983 from Salomon Brothers Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE   43

OTHER DIRECTORSHIPS HELD BY TRUSTEE GP Financial Corp, holding company; The Greenpoint Savings Bank, a financial institution. Trustee of GE Funds, GE Institutional Funds and GE LifeStyle Funds since their inception; Director of GE Private Asset Management Funds, Inc. since December 2001.

--------------------------------------------------------------------------------
PROXY VOTING POLICIES AND PROCEDURES

You may request without charge a description of the Trust's policies and procedures for voting proxies related to the Funds' portfolio securities by calling 1-800-242-0134. You may also view a description of those policies and procedures on the Funds' website at http://www.gefn.com/mutualfunds.com or on the SEC's website at http://www.sec.gov.

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                                                                 INVESTMENT TEAM
--------------------------------------------------------------------------------

CHRISTOPHER D. BROWN
--------------------------------------------------------------------------------

Christopher D. Brown is a Senior Vice President of GE Asset Management. He manages domestic equity investments for TOTAL RETURN FUND and has served in this capacity since September 2003. Mr. Brown joined GE Asset Management in 1985 as a Manager of Fund Accounting. He became a U.S. Equity Analyst in 1989, a Vice President and portfolio manager in 1992, and a Senior Vice President in 1996.


DAVID B. CARLSON
--------------------------------------------------------------------------------

David B. Carlson is a Director and Executive Vice President of GE Asset Management. He manages the overall U.S. equity investments for GE Asset Management and leads a team of portfolio managers for the U.S. EQUITY FUND and has served in that capacity since September 2003. Mr. Carlson also serves as portfolio manager for the PREMIER GROWTH EQUITY FUND and has served in this capacity since the Fund's commencement. Mr. Carlson joined GE Asset Management in 1982 as a Securities Analyst for Investment Operations. He became a Vice President for Mutual Fund Portfolios in 1987 and a Senior Vice President in 1989.


DONALD J. DUNCAN
--------------------------------------------------------------------------------

Donald J. Duncan is a Vice President of GE Asset Management. He is portfolio manager of MONEY MARKET FUND and has served on the Fund's portfolio management team since the Fund's inception. Mr. Duncan joined GE Asset Management in 1988 in Trade Support and held several positions including Mutual Fund Controller. He was appointed Investment Manager--Short Term Securities in 1990 and Vice President--Money Markets in 2002.


WILLIAM M. HEALEY
--------------------------------------------------------------------------------

William M. Healey is a Vice President of GE Asset Management. He is portfolio manager of the GLOBAL INCOME FUND and has served in this capacity since September 2002. He has served on the Fund's portfolio management team since joining GE Asset Management in 1996. Prior to joining GE Asset Management, Mr. Healey spent over 10 years in the Fixed Income Group at MetLife.


RALPH R. LAYMAN
--------------------------------------------------------------------------------

Ralph R. Layman is a Director and Executive Vice President of GE Asset Management. He manages the overall international equity investments for GE Asset Management. Mr. Layman leads a team of portfolio managers for the INTERNATIONAL EQUITY FUND and is also responsible for the international equity portion of the TOTAL RETURN FUND. He has served in those capacities for the International Equity and Total Return Funds since 1997. Mr. Layman joined GE Asset Management in 1991 as Senior Vice President for International Investments and became Executive Vice President in 1992.


ROBERT A. MACDOUGALL
--------------------------------------------------------------------------------

Robert A. MacDougall is a Director and Executive Vice President of GE Asset Management. He manages the overall fixed income investments for GE Asset Management. Mr. MacDougall leads a team of portfolio managers for the INCOME FUND. Mr. MacDougall is also responsible for the fixed income portion of the TOTAL RETURN FUND. He has served in those capacities for the Money Market and Total Return Funds since 1997 and for the Income Fund since the Fund's financial inception date. Mr. MacDougall joined GE Asset Management in 1986 as Vice President. He became Senior Vice President of Fixed Income in 1993 and a Director and Executive Vice President of Fixed Income in 1997.


PAUL REINHARDT
--------------------------------------------------------------------------------

Paul Reinhardt is a Senior Vice President of GE Asset Management and portfolio manager of the VALUE EQUITY FUND. He has served in this capacity since April 2002. Mr. Reinhardt joined GE Asset Management in 1982 as an Equity Analyst and has been a portfolio manager since 1987.


RALPH E. WHITMAN
--------------------------------------------------------------------------------

Ralph E. Whitman is a Senior Vice President of GE Asset Management and portfolio manager of the MID-CAP VALUE EQUITY Fund. He has served in this capacity since October 2000. He joined GE Asset Management in 1987 as an Equity Analyst. He became Vice President for U.S. Equity Investments in 1995 and Senior Vice President for U.S. Equity Portfolios in 1998.

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                                                     INVESTMENT TEAM (continued)
--------------------------------------------------------------------------------

SUB-ADVISERS
--------------------------------------------------------------------------------
PALISADE CAPITAL MANAGEMENT, L.L.C. ("PALISADE")

SUB-ADVISER FOR THE SMALL-CAP VALUE EQUITY FUND

Palisade has a history of managing small-cap equity portfolios and for several years has provided pension fund services to GE. The company has managed various institutional and private accounts with total assets in excess of $1.95 billion as of December 31, 2003. Palisade translates its experience from various institutional and private accounts to mutual funds it sub-advises for GE Asset Management. Palisade has managed the Fund since inception.

The Fund is managed by an investment advisory committee (Senior Investment Committee) composed of the following members: Jack Feiler, Martin L. Berman, Steven E. Berman, Dennison Veru and Richard Whitman. Mr. Feiler, Chief Investment Officer at Palisade, has day-to-day responsibility for managing the Fund and works with the Senior Investment Committee in developing and executing the Fund's investment program. Mr. Feiler has more than 33 years of investment experience and has served as the principal small-cap portfolio manager at Palisade since the commencement of Palisade's operations in April 1995.
Prior to joining Palisade, Mr. Feiler was a Senior Vice President-Investments at Smith Barney from 1990 to 1995.

SENECA CAPITAL MANAGEMENT ("SENECA")

SUB-ADVISER FOR THE REAL ESTATE SECURITIES FUND

Seneca is a majority owned subsidiary of Phoenix Investment Partners ("Phoenix"). Phoenix is a wholly-owned subsidiary of The Phoenix Companies, Inc. ("PNX"). PNX is a publicly-traded company listed on the New York Stock Exchange. Seneca is an investment adviser that provides investment management services to foundations, endowments, corporations, mutual funds and private clients. As of December 31, 2003, Seneca managed approximately $14.2 billion in equity, fixed income and real estate assets.

The Real Estate Securities Fund is managed by the following investment team:
Gail P. Seneca, Ph.D., Albert J. Gutierrez, CFA and Frederick Goetzke, CPA. The team is led by Mr. Gutierrez.

Gail P. Seneca founded Seneca in 1989, and serves as Managing Partner and Chief Investment Officer of the firm. Ms. Seneca has been involved in the management of the Real Estate Securities Fund since 1995. Her background spans over twenty years in the investment management business, including key investment roles at Wells Fargo and Chase Bank. Ms. Seneca also serves as Chairman of the Board and CEO of Luminent Mortgage Capital, Inc., a real estate investment trust that was formed in April 2003 and is advised by Seneca. Ms. Seneca attended New York University where she earned a BA, an MA and a Ph.D.

Albert J. Gutierrez is Chief Investment Officer of Fixed Income for Seneca and has served in that capacity since April 2002. Mr. Gutierrez is responsible for the management of over $6 billion in investments at Seneca. Prior to joining Seneca, Mr. Gutierrez headed portfolio management, trading and investment systems at American General Investment Management from April 2000 to January 2002 and held a similar role at Conseco Capital for twelve years prior to that assignment. Mr. Gutierrez also serves as President and Director of Luminent Mortgage Capital, Inc. Mr. Gutierrez holds a degree in Economics from the Wharton School, University of Pennsylvania and is a CFA charterholder.

Frederick Goetzke is a Securities Analyst at Seneca covering real estate related securities and has served in that capacity since May 2002. Prior to joining Seneca, Mr. Goetzke was a Securities Analyst at American Express Financial Advisors from May 1998 to May 2002. Mr. Goetzke studied at the London School of Economics, and earned an MBA from Indiana University. Mr. Goetzke is also a CPA.

SSGA FUNDS MANAGEMENT, INC. ("SSGA")

SUB-ADVISER FOR THE S&P 500 INDEX FUND

SSgA is one of the State Street Global Advisors companies which constitute the investment management business of State Street Corporation. State Street Global Advisors has been in the business of providing investment advisory services since 1978. SSgA is a newly formed entity which, as a result of a change in federal law, has succeeded the registered investment company advisory business of State Street Global Advisors in May 2001. As of December 31, 2003, SSgA had approximately $93 billion in assets under management, and State Street Global Advisors had approximately $1.1 trillion in assets under management.

The Fund is managed by a team of portfolio managers led by Karl Schneider. Mr. Schneider is a Principal of SSgA in the U.S. Structured Products Group. He joined State Street Global Advisors in 1996. Before joining the U.S. Structured Products Group, Mr. Schneider worked as a portfolio manager in State Street Global Advisors' Currency Management Group. Prior to this, he was an analyst in the Process Engineering division within State Street's custody operations. Mr. Schneider holds Bachelors of Science degree in Finance and Investments from Babson College and also a Masters of Science degree in Finance from the Carroll School of Management at Boston College.

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                                                     INVESTMENT TEAM (continued)
--------------------------------------------------------------------------------

INVESTMENT ADVISER AND ADMINISTRATOR
GE Asset Management Incorporated

BOARD OF DIRECTORS
Michael J.Cosgrove, CHAIRMAN
John R. Costantino
Alan M. Lewis
William J. Lucas
Robert P. Quinn

SECRETARY
Matthew J. Simpson

TREASURER
Robert Herlihy

ASSISTANT TREASURER
John Crager

DISTRIBUTOR
GE Investment Distributors, Inc.
Member NASD and SIPC


COUNSEL
Sutherland, Asbill & Brennan, L.L.P.

CUSTODIAN
State Street Bank & Trust Company

INDEPENDENT AUDITORS
KPMG LLP

OFFICERS OF THE INVESTMENT ADVISER
John H. Myers, PRESIDENT
David B. Carlson, EVP, DOMESTIC EQUITIES
Michael J. Cosgrove, EVP, MUTUAL FUNDS
Ralph R. Layman, EVP, INTERNATIONAL EQUITIES
Alan M. Lewis, EVP, GENERAL COUNSEL AND SECRETARY
Robert A. MacDougall, EVP, FIXED INCOME
Geoffrey R. Norman, EVP, MARKETING
Don W. Torey, EVP, REAL ESTATE AND PRIVATE EQUITIES
John J. Walker, EVP, CHIEF FINANCIAL OFFICER
William R. Wright, EVP, GE INSURANCE

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ITEM 2. CODE OF ETHICS.

Please refer to the Code of Ethics included in the following link: www.ge.com/files/usa/en/commitment/social/integrity/downloads/english.pdf


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that both John R. Constantino and William J. Lucas are designated as audit committee financial experts for the Funds; and further that it is the finding of the Boards that Messrs. Constantino and Lucas, the audit committee financial experts, qualify as being 'independent' pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.


(a)	AUDIT FEES.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provide by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods were $152,180 in 2002 and $162,500 in 2003.

(b)	AUDIT RELATED FEES.  There were no fees billed by the Auditor for assurance and related services that were related to the performance of the audit for the Registrant during the Reporting Periods.

(c)	TAX FEES.  There were no fees billed for professional services rendered by the Auditor for tax compliance, tax advice or tax planning for the Registrant during the Reporting Periods.

(d)	ALL OTHER FEES.   There were no fees billed for products and services
provided by the Auditor, other than the services reported in paragraphs
(a) through (c) of this Item for the Registrant during the Reporting Periods.

(e)	(1)  AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES.

The Audit Committee of the GE Investments Funds (the "Funds") Board of
Trustees is responsible, among other things, for the appointment, compensation and oversight of the work of the Fund's independent accountants/auditors (the "Auditor"). As part of this responsibility and to ensure that the Auditor's independence is not impaired, the Audit Committee
(1) pre-approves the audit and non-audit services provided to the Funds by the Auditor, and (2) all non-audit services provided to the Funds' investment adviser and covered affiliates (as defined in the Audit Committee Charter) that provide ongoing services to the Funds if the services directly impact the Funds' operations or financial reporting, in accordance with the Audit Committee Charter. Following are excerpts from the Audit Committee Charter that sets forth the pre-approval policies and procedures:

1.	Selection and Pre-Approval of Auditor and Approval of Fees.
(i)	The Audit Committee shall pre-approve the selection of the Auditor and shall recommend for ratification the selection, retention or termination of the Auditor by the full Board, including the independent Trustees/Directors, and, in connection therewith, shall evaluate the independence of the Auditor, including: (i) an evaluation of whether the Auditor provides any consulting services to the Fund's investment adviser and the extent to which the Auditor provides non-audit services to the Fund's investment adviser and certain other affiliated service providers as defined in Section 2(f) below, which services are not subject to the pre-approval requirements set forth in Section 4 below;
(ii) an evaluation of the extent to which the Auditor has any relationships with the Fund or its affiliated persons that are brought to the attention of the Audit Committee by the Auditor in accordance with applicable standards of the Independence Standards Board ("ISB"), because, in the Auditor's professional judgment, such relationships may reasonably be thought to bear on the Auditor's independence with respect to the Fund; and (iii) monitoring the Auditor's compliance with respect to the rotation requirements for the lead and coordinating partners having primary responsibility for the Fund's audits and any partner responsible for the reviewing the Fund's audits.
The Audit Committee shall review the Auditor's specific representations as to its independence.
(b)	The Audit Committee shall pre-approve and review the fees charged by the Auditor for audit and non-audit services to be provided to the Fund and certain affiliated service providers (as defined in Section 2(f) below) in accordance with the pre-approval requirements set forth in Section 4 below.
The Fund shall provide for appropriate funding, as determined by the Audit Committee, to compensate the Auditor for any authorized service provided to the Fund.
2.	Meetings with the Auditor.   The Audit Committee shall meet with the
Auditor, including private meetings, prior to the commencement of substantial work on the audit and following the conclusion of the audit, as well as such other times as the Audit Committee shall deem necessary or appropriate. The Auditor shall report directly to the Audit Committee. The Auditor shall report at least annually, concerning the following and other pertinent matters:
(a)	to review the arrangements for and scope of the annual audit and any special audits;
(b)	to provide the Auditor the opportunity to report to the Audit
Committee, on a timely basis, all critical accounting policies and practices to be used;
(c)	to discuss any matters of concern relating to the Fund's financial statements, including: (i) any adjustments to such statements recommended by the Auditor, or other results of said audit(s), and (ii) any alternative treatments of financial information within GAAP that have been discussed with Fund management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Auditor;
(d)	to provide the Auditor the opportunity to report to the Audit
Committee, on a timely basis, any material written communication between the Auditor and Fund management, such as any management letter or schedule of unadjusted differences;
(e)	to discuss the opinion the Auditor has rendered regarding the Fund's financial statements;
(f)	to report all non-audit services that do not require Audit Committee pre-approval and are provided to certain affiliated persons of the Fund, including: (1) the Fund's investment adviser or sub-advisers (but excluding any investment sub-adviser whose role is primarily portfolio management and is overseen by the investment adviser), (2) the Fund's principal underwriter, and (3) any entity controlling, controlled by, or under common control with the investment adviser or principal underwriter, that provides "ongoing" services to the Funds in accordance with the pre-approval requirements of paragraph (c)(7)(i) of Rule 2-01 of Regulation S-X (each, a "Covered Affiliate" and collectively, "Covered Affiliates");
(g)	to review, in accordance with current standards of ISB, all
relationships between the Auditor and the Fund or its affiliated persons that, in the Auditor's professional judgment, may reasonably be thought to bear on its independence, and to confirm, in light of such information, whether the Auditor believes, in its professional judgment, that it may properly serve as independent accountants/auditors with respect to the Fund;
(h)	to consider the Auditor's comments with respect to the Fund's financial policies, procedures and internal accounting controls and responses thereto by the Fund's officers and Fund management, as well as other personnel;
(i)	to investigate any improprieties or suspected improprieties in the operations of the Fund to the extent necessary or appropriate in light of any internal investigations by the Fund's officers and/or by officers or employees of the Fund management of such improprieties;
(j)	to receive periodic reports concerning regulatory changes and new accounting pronouncements that significantly affect the value of the Fund's assets and their financial reporting;
(k)	to report on the Fund's qualification under Subchapter M of the Internal
Revenue Code, amounts distributed and reported to shareholders for Federal tax purposes and the Fund's tax returns; and
(l)	to provide the Auditor the opportunity to report on any other matter that the Auditor deems necessary or appropriate to discuss with the Audit Committee.
	If the Auditor's report on the above-listed (and other pertinent) matters is not made in person to the Audit Committee within 60 days following the end of the Fund's fiscal year, the Auditor shall deliver a written report to the Audit Committee concerning these matters within such 60 day period.
3.	Change in Accounting Principles.  The Audit Committee shall consider the effect upon the Fund of any changes in accounting principles or practices proposed by the Auditor or the Fund's officers.
4.	Pre-Approval of Audit Related Services and Permissible Non-Audit
Services. The Audit Committee shall pre-approve both audit (including audit, review, and attest) services and permissible non-audit services provided to the Fund and, if the nature of the engagement relates directly to the operations and financial reporting of the Fund, permissible non-audit services provided to any Covered Affiliate.

The Audit Committee may determine to delegate the authority to grant pre-approvals to one or more Audit Committee members, each acting on behalf of the Audit Committee. In this event, the member of the Audit Committee so delegated shall report each delegated pre-approval to the Audit Committee at its next regularly scheduled meeting. The Audit Committee may also adopt and follow, in lieu of explicit pre-approval described above, written policies and procedures detailed as to the particular service, designed to safeguard the continued independence of the Auditor, consistent with the requirements of the Act and SEC regulations thereunder.

Notwithstanding the foregoing, the pre-approval requirement concerning permissible non-audit services provided to the Fund or any Covered Affiliate is waived if: (1) the aggregate amount of all such non-audit services provided constitutes no more than five percent (5%) of the total amount of revenues paid to the Auditor by the Fund and the Covered Affiliates during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee, (2) the non-audit services were not recognized as non-audit services at the time of the engagement, and (3) such non-audit services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or one or more designated members of the Audit Committee prior to the completion of the audit.

5.	Prohibited Activities of the Auditor.  The Audit Committee shall confirm with the Auditor that it is not performing contemporaneously (during the audit and professional engagement period) non-audit services for the Fund that the Audit Committee believes may taint the independence of the Auditor.
The Auditor will be responsible for informing the Audit Committee of whether it believes that a particular non-audit service is permissible or prohibited pursuant to applicable regulations and standards.

(2) PERCENTAGE OF SERVICES IN PARAGRAGHS (b) THROUGH (d) APPROVED BY AUDIT COMMITTEE. No fees were charged during 2002 or 2003 for audit related, tax or other services as indicated in sections (b) through (d) of this Item.

(f)	Not applicable.

(g)	NON-AUDIT FEES.  The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $281,896 in 2002 and $154,897 in 2003.

(h)	AUDITOR INDEPENDENCE. There were no non-audit services rendered to
Service Affiliates after May 6, 2003 that were not pre-approved.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

	     NOT REQUIRED

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Applicable only to Closed-End Management Investment Companies.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

The officers providing the certifications in this report in accordance with Rule 30a-2 under the Investment Company Act of 1940 have concluded, based on their evaluation of the registrant's disclosure controls and procedures (as such term is defined in such rule), that such controls and procedures are adequate and reasonably designed to achieve the purpose described in paragraph (c) of such rule

There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their last evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.



ITEM 10.  EXHIBITS.

(a)   Not applicable.

(b) Attached hereto as Exhibit 1 and Exhibit 2 are the Certifications of Michael J. Cosgrove and Robert Herlihy as principal executive officer and principal financial officer, respectively, as required by Rule 30a-2 under the Investment Company Act of 1940.


                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


GE INVESTMENTS FUNDS, INC



By:   /S/MICHAEL J. COSGROVE
      Michael J. Cosgrove
      Chairman, GE INVESTMENTS FUNDS, INC

Date:  March 08, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By:   /S/MICHAEL J. COSGROVE
      Michael J. Cosgrove
      Chairman, GE INVESTMENTS FUNDS, INC

Date:  March 08, 2004

By:   /S/ROBERT HERLIHY
      Robert Herlihy
      TREASURER, GE INVESTMENTS FUNDS, INC

Date:  March 08, 2004

 EXHIBIT INDEX

            (b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

            (b)(2) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.